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                               ENDOVASC LTD., INC.





                              INFORMATION STATEMENT


                                 RELATING TO THE


                           REINCORPORATION IN DELAWARE


                                BY THE MERGER OF


                               ENDOVASC LTD., INC.
                             (A NEVADA CORPORATION)


                                      INTO


                               Endovasc Ltd., Inc.
                             (A DELAWARE CORPORATION)




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                               ENDOVASC LTD., INC.
                          15001 Walden Road, Suite 108
                             Montgomery, Texas 77356


                                  June 11, 2002


                    NOTICE OF SPECIAL MEETING OF STOCKHOLDERS



DEAR SHAREHOLDER:

         NOTICE IS HEREBY GIVEN that a Special Meeting of Stockholders of Endovasc Ltd., Inc., a Nevada corporation (the "Company"), will be held on July 5, 2002 at 9:00 a.m. at 15001 Walden Road, Suite 108, Montgomery, Texas 77356 for the purpose of a Reincorporation of Endovasc Ltd., Inc., a Nevada corporation (the "Company"), in Delaware through a merger of the Company into Endovasc Ltd., Inc. ("Endovasc Delaware"), a newly formed Delaware corporation with Endovasc Delaware surviving the merger. The Reincorporation is intended to be effected on July 5, 2002 and will result in:

(i)      the Company being governed by the General Corporation Law of Delaware;
(ii) your shares of common stock of the Company being converted into the right to receive one share of common stock of Endovasc Delaware for each forty shares of common stock of the Company owned by you as of the record date of the Reincorporation,
(iii) the persons serving presently as officers and directors of Endovasc Ltd., Inc. to serve in their respective capacities after the Reincorporation, and
(iv) the Company's Certificate of Incorporation authorizing the issuance of 200,000,000 shares of common stock and 20,000,000 shares of preferred stock, of which 55,000 shares are designated as Series A 8% Cumulative Convertible Preferred Stock,
         3,000,000 shares are designated as Series B
         Convertible Preferred Stock and 370,000 shares are designated as Series C Convertible Preferred Stock.
(v) to authorize the adoption of the 2002 Directors, Officers and Consultants Stock Option, Stock Warrant and Stock Award Plan.

See "Principal Features of the Reincorporation."

         Certain officers, directors and affiliates of the Company own a majority of the outstanding voting stock of the Company and have advised the Company that they intend to vote in favor of the Reincorporation. Consequently, the Reincorporation will be approved at the meeting of stockholders regardless of whether other stockholders vote in favor of or against the Reincorporation.
Section 92A.300 to 92A.500 of the Nevada Revised Statutes ("NRS") gives shareholders, who have not consented to the reincorporation, the right to be paid in cash the fair value of their shares of common stock of the Company as determined by the Board of Directors of the Company. In order to receive cash payment for their shares of common stock of the Company a dissenting shareholder must comply with the procedures specified by Section 92A.300 to 92A.500 of the NRS. See "Rights of Dissenting Shareholders."

         The Board of Directors has determined the fair value of each share of common stock of the Company to be $0.025 per share. The determination of the per share fair value was computed as of June 11, 2002, the day before the holders of shares representing a majority of the voting rights of the outstanding shares of common stock of the Company approved the reincorporation.

         In addition, the board of directors of the Company has approved and the holders of shares representing a majority of the voting rights of the outstanding shares of common stock of the Company, who following the reincorporation will own a majority of the outstanding voting stock of Endovasc Delaware, have indicated their intention to, immediately following the Effective Date, approve and adopt by written consent, the 2002 Directors, Officers and Consultants Stock Option, Stock Warrant and Stock Award Plan (the "Directors and Officers Plan"). The purpose of the Directors and Officers Plan is to maintain the ability of the Company and its subsidiaries to attract and retain highly qualified and experienced directors, officers and consultants to give such directors, officers and consultants a continued proprietary interest in the success of the Company and its subsidiaries and, thereby, more closely align the economic interests of the officers, directors and consultants with the shareholders.

         The Company urges you to follow the instructions set forth in the enclosed Information Statement under the section entitled "Reincorporation in Delaware -- How to Exchange Company Certificates for Endovasc Delaware Certificates" to surrender the Company Certificate(s) representing your shares for certificates representing shares of common stock of Endovasc Delaware.

                         By order of the Board of Directors
                         Sincerely,


                         /s/Dr. David P. Summers
                         -----------------------------------
                         Dr. David P. Summers, President




                              ENDOVASC LTD., INC.
                          15001 Walden Road, Suite 108
                             Montgomery, Texas 77356

                                  June 11, 2002

                              INFORMATION STATEMENT

                    NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                            To be held July 5, 2002

         This Information Statement is being furnished to holders of the common stock, $.001 par value (the "Company Common Stock"), of Endovasc Ltd., Inc., a Nevada corporation (the "Company"), to inform the holders of a special meeting of stockholders called by the board of directors of the Company to be held at 15001 Walden Road, Suite 108, Montgomery, Texas 77356 at 9:00 A.M. local time on the 5th day of July, 2002, and at any and all postponements, continuations or adjournments thereof (collectively the "Meeting").

         The board of directors of the Company (the "Board of Directors") and holders of shares representing a majority of the voting rights (the "Majority Holders") of the outstanding shares of Company Common Stock have authorized, by written consent dated May 15, 2002, the Reincorporation of the Company in Delaware (the "Reincorporation") to be effected as soon as practicable after the Meeting (the "Effective Date"). The close of business on June 6 2002 has been fixed by the Board of Directors as the date for determining the stockholders of the Company entitled to notice of the Meeting ("Record Date").


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               MANAGEMENT IS NOT ASKING FOR YOUR PROXY AND YOU ARE

                       REQUESTED NOT TO SEND US YOUR PROXY
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         The Reincorporation will be accomplished by a merger (the "Merger") on the Effective Date, of the Company into Endovasc Delaware pursuant to an Agreement and Plan of Merger (the "Plan of Merger") between the Company and Endovasc Delaware dated June 11, 2002, with Endovasc Delaware surviving the merger.

         In the Merger, holders of Company Common Stock will receive one share of common stock of Endovasc Delaware, par value $.001, ("Endovasc Delaware Common Stock") for each forty shares of Company Common Stock owned by each such holder as of the day preceding the Effective Date of the Merger with any resulting fractional Endovasc Delaware Common Stock interests being canceled in exchange for one whole share of Endovasc Delaware Common Stock. No certificates for fractional shares of Endovasc Delaware Common Stock will be issued and all such fractional shares of Endovasc Delaware Common Stock interests will be canceled. Holders of such fractional interests will have only the right to receive one whole share of Endovasc Delaware Common Stock for such interests.

         Enclosed herewith is a form letter of transmittal with instructions for effecting the surrender of the certificate or certificates which immediately prior to the Effective Date represented issued and outstanding shares of Company Common Stock ("Company Certificates"), in exchange for certificates representing Endovasc Delaware Common Stock ("Endovasc Delaware Certificates"). Upon surrender of a Company Certificate for cancellation to Endovasc Delaware together with a duly executed letter of transmittal, the holder of such Company Certificate will, subject to the restrictions applicable to fractional shares, be entitled to receive, as soon as practicable after the Effective Date, in exchange therefore, an Endovasc Delaware Certificate representing that number of shares of Endovasc Delaware Common Stock into which the shares of Company Common Stock theretofore represented by the Company Certificate so surrendered will have been converted pursuant to the provisions of the Plan of Merger, and the Company Certificate so surrendered will forthwith be canceled.

         The Reincorporation will also result in (i) Endovasc Delaware being governed by Delaware law and the Delaware Certificate of Incorporation, which may grant officers and directors greater protection from personal liability than Nevada law and the Nevada Articles of Incorporation and provides anti-takeover protections that may not be available under Nevada law and (ii) the officers and directors of the Company as constituted immediately prior to the Merger becoming the officers and directors of Endovasc Delaware, which will result in the persons who are currently directors of the Company being on the board of directors of Endovasc Delaware (the "New Board of Directors") and the officers of Endovasc Delaware being the persons who are currently officers of the Company. See "Reincorporation in Delaware--Officers and Directors."

         In addition to authorizing the Reincorporation, the Board of Directors has approved and the Majority Holders, who following the Merger and Reincorporation will own a majority of the outstanding voting stock of Endovasc Delaware, have indicated their intention to, immediately following the Effective Date, approve and adopt by written consent, the 2002 Directors, Officers and Consultants Stock Option, Stock Warrant and Stock Award Plan (the "Directors and Officers Plan"). The purpose of the Directors and Officers Plan is to maintain the ability of the Company and its subsidiaries to attract and retain highly qualified and experienced directors, officers and consultants to give such directors, officers and consultants a continued proprietary interest in the success of the Company and its subsidiaries and, thereby, more closely align the economic interests of the officers, directors and consultants with the shareholders. The Directors and Officers Plan will permit the New Board of Directors or a special committee of the New Board of Directors to award four types of stock incentives to directors, officers, consultants and certain key employees of Endovasc Delaware. Such discretionary stock incentives could include stock options, stock appreciation rights, unrestricted stock and "restricted" stock. See "2002 Directors, Officers and Consultants Stock Option, Stock Warrant and Stock Award Plan."

         The purpose of this Information Statement is to inform holders of Company Common Stock or Company Preferred Stock who have not given the Company their written consent to the foregoing corporate actions of such actions and their effects. See "Rights of Dissenting Shareholders."

         As of the Record Date, 82,833,264 shares of Company Common Stock, 8,026 shares of Series A 8% Cumulative Convertible Preferred Stock, 2,609,009 shares of Series B Convertible Preferred Stock and 370,000 shares of Series C Convertible Preferred Stock were issued and outstanding.

         Attached hereto as Exhibit "D" is a copy of the Company's Annual Report on Form 10-KSB filed September 28, 2001.


                           REINCORPORATION IN DELAWARE

         The following discussion summarizes certain aspects of the Reincorporation of the Company in Delaware. This summary does not include all of the provisions of the Agreement and Plan of Merger between the Company and Endovasc Delaware, a copy of which is attached hereto as Exhibit "A," or the Certificate of Incorporation of Endovasc Delaware (the "Delaware Certificate"), a copy of which is attached hereto as Exhibit "B." Copies of the Articles of Incorporation and the By-Laws of the Company (the "Company Articles" and the "Nevada By-Laws," respectively) and the By-Laws of Endovasc Delaware (the "Delaware By-Laws") are available for inspection at the principal office of the Company and copies will be sent to shareholders upon request.

Principal Reasons for Reincorporation

         The Board of Directors believes that the Reincorporation will give the Company a greater measure of flexibility and simplicity in corporate governance than is available under Nevada law and will increase the marketability of the Company's securities.

         The State of Delaware is recognized for adopting comprehensive modern and flexible corporate laws which are periodically revised to respond to the changing legal and business needs of corporations. For this reason, many major corporations have initially incorporated in Delaware or have changed their corporate domiciles to Delaware in a manner similar to that proposed by the Company. Consequently, the Delaware judiciary has become particularly familiar with corporate law matters and a substantial body of court decisions has developed construing Delaware law. Delaware corporate law, accordingly, has been, and is likely to continue to be, interpreted in many significant judicial decisions, a fact which may provide greater clarity and predictability with respect to the Company's corporate legal affairs. For these reasons, the Board of Directors believes that the Company's business and affairs can be conducted to better advantage if the Company is able to operate under Delaware law. See "Certain Significant Differences between the Corporation Laws of Delaware and Nevada."

Principal Features of the Reincorporation

         The Reincorporation will be effected by the merger of the Company, a Nevada corporation, with and into, Endovasc Delaware, a wholly-owned subsidiary of the Company that was incorporated on June 11, 2002 under the Delaware General Corporation Law (the "DGCL") for the sole purpose of effecting the Reincorporation. The Reincorporation will become effective upon the filing of the requisite merger documents in Delaware and Nevada, which filings will occur on the Effective Date, or as soon as practicable thereafter. Following the Merger, Endovasc Delaware will be the surviving corporation and will operate under the name "Endovasc Ltd., Inc."

         On the Effective Date, (i) each forty outstanding shares of Company Common Stock, $.001 par value, shall be converted into one share of Delaware Common Stock, $.001 par value, (ii) each outstanding share of Series A, B or C Convertible Preferred Stock of the Company will be converted into one share of Series A, B or C Convertible Preferred Stock of Delaware Preferred Stock, respectively, (iii) any fractional shares of Delaware Common Stock that a holder of shares of Company Common Stock would otherwise be entitled to receive upon exchange of his Company Common Stock will be canceled with the holder thereof being entitled to receive one whole share of common stock of Delaware Common Stock, and (iv) each outstanding share of Delaware Common Stock held by the Company shall be retired and canceled and shall resume the status of authorized and unissued Endovasc Delaware Stock.

         No certificates or scrip representing fractional shares of Delaware Common Stock will be issued upon the surrender for exchange of Company Common Stock and no dividend or distribution of Endovasc Delaware shall relate to any fractional share, and no fractional Delaware Common Stock interest will entitle the owner thereof to vote or to any right of a stockholder of Endovasc Delaware. In lieu thereof, the Transfer Agent will issue to each holder otherwise entitled to a fractional share of Delaware Common Stock one whole share of common stock of Endovasc Delaware.

         At the Effective Date, Endovasc Delaware will be governed by the Delaware Certificate, the Delaware By-Laws and the DGCL, which include a number of provisions that are not present in the Company Articles, the Nevada By-Laws or the NRS. Accordingly, as described below, a number of significant changes in shareholders' rights will be effected in connection with the Reincorporation, some of which may be viewed as limiting the rights of shareholders. In particular, the Delaware Certificate includes a provision authorized by the DGCL that would limit the liability of directors to Endovasc Delaware and its stockholders for breach of fiduciary duties. The Delaware Certificate will provide directors and officers with modern limited liability and indemnification rights authorized by the DGCL. The Board of Directors believes that these provisions will enhance its ability to attract and retain qualified directors and encourage them to continue to make entrepreneurial decisions on behalf of Endovasc Delaware. Accordingly, implementation of these provisions has been included as part of the Reincorporation. The Company believed that the Reincorporation will contribute to the long-term quality and stability of the Company's governance. The Board of Directors has concluded that the benefit to shareholders of improved corporate governance from the Reincorporation outweighs any possible adverse effects on shareholders of reducing the exposure of directors to liability and broadening director indemnification rights.

         Upon consummation of the Merger, the daily business operations of Endovasc Delaware will continue as they are presently conducted by the Company, at the Company's principal executive offices at 15001 Walden Road, Suite 108, Montgomery, Texas 77356. The authorized capital stock of Endovasc Delaware will consist of 200,000,000 shares of Common Stock, par value $.001 per share ("Delaware Common Stock"), 20,000,000 shares of preferred stock, $.001 par value per share, of which 55,000 shares are designated as Series A 8% Cumulative Convertible Preferred Stock, $.001 par value per share, 3,000,000 shares are designated as Series B Convertible Preferred Stock, $.001 par value per share and 370,000 shares are designated as Series C Convertible Preferred Stock, $.001 par value per share (collectively, the "Delaware Preferred Stock"). The Delaware Preferred Stock will be issuable in series by action of the New Board of Directors. The New Board of Directors will be authorized, without further action by the stockholders, to fix the designations, powers, preferences and other rights and the qualifications, limitations or restrictions of the unissued Delaware Preferred Stock including shares of Delaware Preferred Stock having preferences and other terms that might discourage takeover attempts by third parties.

         The New Board of Directors will consist of those persons presently serving on the board of directors of the Company. The individuals who will serve as executive officers of Endovasc Delaware are those who currently serve as executive officers of the Company. Such persons and their respective terms of office are set forth below under the caption "Reincorporation in Delaware - Officers and Directors."

         Pursuant to the terms of the Agreement and Plan of Merger, the Merger may be abandoned by the Board of Directors of the Company and Endovasc Delaware at any time prior to the Effective Date. In addition, the Board of Directors of the Company may amend the Agreement and Plan of Merger at any time prior to the Effective Date provided that any amendment made may not, without approval by the Majority Holders, alter or change the amount or kind of Delaware Common Stock to be received in exchange for or on conversion of all or any of the Company Common Stock, alter or change any term of the Delaware Certificate or alter or change any of the terms and conditions of the Agreement and Plan of Merger if such alteration or change would adversely affect the holders of Company Common Stock.

How to Exchange Company Certificates for Endovasc Delaware Certificates

         Enclosed are (i) a form letter of transmittal and (ii) instructions for effecting the surrender of the Company Certificates in exchange for Endovasc Delaware Certificates. Upon surrender of a Company Certificate for cancellation to Endovasc Delaware, together with a duly executed letter of transmittal, the holder of such Company Certificate shall, as soon as practicable following the Effective Date, be entitled to receive in exchange therefor a Endovasc Delaware Certificate representing that number of whole shares of Delaware Common Stock into which the Company Common Stock theretofore represented by the Company Certificate so surrendered have been converted in the Merger and the Company Certificate so surrendered will be canceled.

         Because of the Reincorporation in Delaware as a result of the Merger, holders of Company Common are not required to exchange their Company Certificates for Endovasc Delaware Certificates. Dividends and other distributions declared after the Effective Date with respect to Delaware Common Stock and payable to holders of record thereof after the Effective Date will be paid to the holder of any unsurrendered Company Certificate with respect to the shares of Delaware Common Stock, which by virtue of the Merger are represented thereby and such holder will be entitled to exercise any right as a holder of Delaware Common Stock, until such holder has surrendered the Company Certificate.

Capitalization

         The authorized capital of the Company, on the Record Date, consisted of 100,000,000 shares of Company Common Stock, $.001 par value, and 20,000,000 shares of Preferred stock, $.001 par value. Approximately 83,000,000 shares of Company Common Stock, 8,026 shares of Series A Company Preferred Stock, 2,600,000 shares of Series B Company Preferred Stock and 370,000 shares of Series C Company Preferred Stock were outstanding. The authorized capital of Endovasc Delaware, which will be the authorized capital of the Company after the Reincorporation, consists of 200,000,000 shares of Common Stock, par value $.001 per share ("Delaware Common Stock") and 20,000,000 shares of preferred stock, $.001 par value per share, of which 55,000 shares are designated as Series A 8% Cumulative Convertible Preferred Stock, $.001 par value per share, 3,000,000 shares are designated as Series B Convertible Preferred Stock, $.001 par value per share and 370,000 shares are designated as Series C Convertible Preferred Stock, $.001 par value per share (collectively, the "Delaware Preferred Stock"). After the Merger and the resulting automatic conversion of the Series B and Series C Company Preferred Stock, Endovasc Delaware will have outstanding approximately 30,000,000 shares of Common Stock. 8,026 shares of Delaware Series A Preferred Stock, no shares of Series B Preferred Stock and no shares of Series C Preferred Stock if no additional shares of Company Preferred Stock are issued prior to the Effective Date. Twenty percent (20%) of the issued and outstanding shares of Delaware Common Stock will be reserved for issuance under the 2002 Directors and Officers Stock Option and Stock Award Plan. Accordingly, on the Effective Date, the New Board of Directors will have available approximately 6,000,000 shares of Common Stock and 19,991,974 shares of Delaware Preferred Stock which are authorized but presently unissued and unreserved, and which will be available for issuance from time to time in connection with, acquisitions of other companies and other corporate purposes. The Reincorporation will not affect total stockholder equity or total capitalization of the Company. Series B Company Preferred Stock outstanding prior to the Effective Date was issued in exchange for 25,765,090 shares of Company Stock.

         The New Board of Directors may in the future authorize, without further stockholder approval, the issuance of such shares of Delaware Common Stock or Delaware Preferred Stock to such persons and for such consideration upon such terms as the New Board of Directors determines. Such issuance could result in a significant dilution of the voting rights and, possibly, the stockholders' equity, of then existing stockholders.

         There are no present plans, understandings or agreements, and the Company is not engaged in any negotiations that will involve the issuance of the Delaware Preferred Stock to be authorized. However, the New Board of Directors believes it prudent to have shares of Delaware Preferred Stock available for such corporate purposes as the New Board of Directors may from time to time deem necessary and advisable including, without limitation, acquisitions, the raising of additional capital and assurance of flexibility of action in the future.

         It should be recognized that the issuance of additional authorized Delaware Common Stock (or Delaware Preferred Stock, the terms and conditions of which including voting and conversion rights, may be set at the discretion of the Board of Directors) may have the effect of deterring or thwarting persons seeking to take control of Endovasc Delaware through a tender offer, proxy fight or otherwise or to bring about removal of incumbent management or a corporate transaction such as merger. For example, the issuance of Delaware Common Stock or Delaware Preferred Stock could be used to deter or prevent such a change of control through dilution of stock ownership of persons seeking to take control or by rendering a transaction proposed by such persons more difficult.

Significant Changes In The Company's Charter And By-laws To Be Implemented By The Reincorporation

         Corporate Name. The Reincorporation will not effect a change in the Company's name. The name will remain "Endovasc Ltd., Inc."

         Limitation of Liability. The Delaware Certificate contains a provision limiting or eliminating, with certain exceptions, the liability of directors to Endovasc Delaware and its shareholders for monetary damages for breach of their fiduciary duties. The Company Articles contains no similar provision. The Board of Directors believes that such provision will better enable Endovasc Delaware to attract and retain as directors responsible individuals with the experience and background required to direct Endovasc Delaware's business and affairs. It has become increasingly difficult for corporations to obtain adequate liability insurance to protect directors from personal losses resulting from suits or other proceedings involving them by reason of their service as directors. Such insurance is considered a standard condition of directors' engagement. However, coverage under such insurance is no longer routinely offered by insurers and many traditional insurance carriers have withdrawn from the market. To the extent such insurance is available, the scope of coverage is often restricted, the dollar limits of coverage are substantially reduced and the premiums have risen dramatically.

         At the same time directors have been subject to substantial monetary damage awards in recent years. Traditionally, courts have not held directors to be insurers against losses a corporation may suffer as a consequence of directors' good faith exercise of business judgment, even if, in retrospect the directors' decision was an unfortunate one. In the past, directors have had broad discretion to make decisions on behalf of the corporation under the "business judgment rule." The business judgment rule offers protection to directors who, after reasonable investigation, adopt a course of action that they reasonably and in good faith believe will benefit the corporation, but which ultimately proves to be disadvantageous. Under those circumstances, courts have typically been reluctant to subject directors' business judgments to further scrutiny. Some recent court cases have, however, imposed significant personal liability on directors for failure to exercise an informed business judgment with the result that the potential exposure of directors to monetary damages has increased. Consequently legal proceedings against directors relating to decisions made by directors on behalf of corporations have significantly increased in number, cost of defense and level of damages claimed. Whether or not such an action is meritorious, the cost of defense can be well beyond the personal resources of a director.

         The Delaware General Assembly considered such developments a threat to the quality and stability of the governance of Delaware corporations because of the unwillingness of directors, in many instances, to serve without the protection which insurance traditionally has provided and because of the deterrent effect on entrepreneurial decision making by directors who do serve without the protection of traditional insurance coverage. In response, in 1986 the Delaware General Assembly adopted amendments to the DGCL which permit a corporation to include in its charter a provision to limit or eliminate, with certain exceptions, the Personal liability of Directors to a corporation and its shareholders for monetary damages for breach of their fiduciary duties. Similar charter provisions limiting a director's liability are not permitted under Nevada law.

         The Board of Directors believes that the limitation on directors' liability permitted under Delaware law will assist Endovasc Delaware in attracting and retaining qualified directors by limiting directors' exposure to liability. The Reincorporation proposal will implement this limitation on liability of the directors of Endovasc Delaware, inasmuch as Article XVI of the Delaware Certificate provides that to the fullest extent that the DGCL now or hereafter permits the limitation or elimination of the liability of directors, no director will be liable to Endovasc Delaware or its stockholders for monetary damages for breach of fiduciary duty. Under such provision, Endovasc Delaware's directors will not be liable for monetary damages for acts or omissions occurring on or after the Effective Date of the Reincorporation, even if they should fail through negligence or gross negligence, to satisfy their duty of care (which requires directors to exercise informed business judgment in discharging their duties). Article XVI would not limit or eliminate any liability of directors for acts or omissions occurring prior to the Effective Date. As provided under Delaware law, Article XVI cannot eliminate or limit the liability of directors for breaches of their duty of loyalty to Endovasc Delaware; acts or omissions not in good faith or involving intentional misconduct or a knowing violation of law, paying a dividend or effecting a stock repurchase or redemption which is illegal under the DGCL, or transactions from which a director derived an improper personal benefit. Further, Article XVI would not affect the availability of equitable remedies, such as an action to enjoin or rescind a transaction involving a breach of a director's duty of care.
Article XVI pertains to breaches of duty by directors acting as directors and not to breaches of duty by directors acting as officers (even if the individual in question is also a director). In addition, Article XVI would not affect a director's liability to third parties or under the federal securities laws.

         Article XVI is worded to incorporate any future statutory revisions limiting directors' liability. It provides, however, that no amendment or repeal of its provision will apply to the liability of a director for any acts or omissions occurring prior to such amendment or repeal, unless such amendment has the affect of further limiting or eliminating such liability.

         The Company has not received notice of any lawsuit or other proceeding to which Article XVI might apply. In addition, Article XVI is not being included in the Delaware Certificate in response to any director's resignation or any notice of an intention to resign. Accordingly, the Company is not aware of any existing circumstances to which Article XVI might apply. The Board of Directors recognizes that Article XVI may have the effect of reducing the likelihood of derivative litigation against directors, and may discourage or deter stockholders from instituting litigation against directors for breach of their duty of care, even though such an action, if successful, might benefit Endovasc Delaware and its shareholders. However, given the difficult environment and potential for incurring liabilities currently facing directors of publicly held corporations, the Board of Directors believes that Article XVI is in the best interests of Endovasc Delaware and its stockholders, since it should enhance Endovasc Delaware's ability to retain highly qualified directors and reduce a possible deterrent to entrepreneurial decision making. In addition, the Board of Directors believes that Article XVI may have a favorable impact over the long term on the availability, cost, amount and scope of coverage of directors' liability insurance, although there can be no assurance of such an effect.

         Article XVI may be viewed as limiting the rights of stockholders, and the broad scope of the indemnification provisions of Endovasc Delaware's could result in increased expense to Endovasc Delaware. The Company believes, however, that these provisions will provide a better balancing of the legal obligations of, and protections for, directors and will contribute to the quality and stability of Endovasc Delaware's governance. The Board of Directors has concluded that the benefit to stockholders of improved corporate governance outweighs any possible adverse effects on stockholders of reducing the exposure of directors to liability and broadening indemnification rights. Because Article XVI deals with the potential liability of directors, the members of the Board of Directors may be deemed to have a personal interest in effecting the Reincorporation.

         Indemnification. The DGCL authorize broad indemnification rights which corporations may provide to their directors, officers and other corporate agents. The NRS also contains broad indemnification provisions. The Delaware Certificate reflects the provisions of Delaware law, as amended, and, as discussed below, provide broad rights to indemnification.

         In recent years, investigations, actions, suits and proceedings, including actions, suits and proceedings by or in the right of a corporation to procure a judgment in its favor (referred to together as "proceedings"), seeking to impose liability on, or involving as witnesses, directors and officers of publicly-held corporations have become increasingly common. Such proceedings are typically very expensive, whatever their eventual outcome. In view of the costs and uncertainties of litigation in general it is often prudent to settle proceedings in which claims against a director or officer are made. Settlement amounts, even if material to the corporation involved and minor compared to the enormous amounts frequently claimed, often exceed the financial resources of most individual defendants. Even in proceedings in which a director or officer is not named as a defendant he may incur substantial expenses and attorneys' fees if he is called as a witness or otherwise becomes involved in the proceeding. Although the Company's directors and officers have not incurred any liability or significant expense as a result of any proceeding to date the potential for substantial loss does exist. As a result, an individual may conclude that the potential exposure to the costs and risks of proceedings in which he may become involved may exceed any benefit to him from serving as a director or officer of a public corporation. This is particularly true for directors who are not also officers of the corporation. The increasing difficulty and expense of obtaining directors' and officers' liability insurance discussed above has compounded the problem.

         The broad scope of indemnification now available under Delaware law will permit Endovasc Delaware to continue to offer its directors and officers greater protection against these risks. The Board of Directors believes that such protection is reasonable and desirable in order to enhance Endovasc Delaware's ability to attract and retain qualified directors as well as to encourage directors to continue to make good faith decisions on behalf of Endovasc Delaware with regard to the best interests of Endovasc Delaware and its stockholders.

         The Delaware Certificate is quite different from the Company Articles and require indemnification of Endovasc Delaware's directors and officers to the fullest extent permitted under applicable law as from time to time in affect, with respect to expenses, liability or loss (including, without limitation, attorneys' fees, judgments, fines, ERISA excise taxes or penalties and amounts paid or to be paid in settlement) actually and reasonably incurred by any person in connection with any actual or threatened proceeding by reason of the fact that such person is or was a director or officer of Endovasc Delaware or is or was serving at the request of Endovasc Delaware as a director or officer of another corporation or of a partnership, joint venture; trust, employee benefit plan or other enterprise at the request of Endovasc Delaware. The right to indemnification includes the right to receive payment of expenses in advance of the final disposition of such proceeding; consistent with applicable law from time to time in effect; provided, however, that if the DGCL requires the payment of such expenses in advance of the final disposition of a proceeding, payment shall be made only if such person undertakes to repay Endovasc Delaware if it is ultimately determined that he or she was not entitled to indemnification. Directors and officers would not be indemnified for lose, liability or expenses incurred in connection with proceedings brought against such persons otherwise than in the capacities in which they serve Endovasc Delaware. Under the DGCL Endovasc Delaware may, although it has no present intention to do so, by action of the New Board of Directors, provide the same indemnification to its employees, agents, attorneys and representatives as it provides to its directors and officers. The Delaware Certificate provides that such practices are not exclusive of any other rights to which persons seeking indemnification may otherwise be entitled under any agreement or otherwise.


         The Delaware Certificate specifies that the right to indemnification is a contract right. The Delaware Certificate also provides that a person seeking indemnification from Endovasc Delaware may bring suit against Endovasc Delaware to recover any and all amounts entitled to such person provided that such person has filed a written claim with Endovasc Delaware has failed to pay such claim within thirty days of receipt thereof. In addition, Endovasc Delaware authorize Endovasc Delaware to purchase and maintain indemnity insurance, if it so chooses to guard against future expense.

         The Delaware Certificate provides for payment of all expenses incurred, including those incurred to defend against a threatened proceeding. Additionally, the Delaware Certificate provides that indemnification shall continue as to a person who has ceased to be a director or officer and shall inure to the benefit of the heirs, executors and administrators of such a person. The Delaware also provide that to the extent any director or officer who is, by reason of such a position, a witness in any proceeding, he or she shall be indemnified for all reasonable expenses incurred in connection therewith.

         Under Delaware law, as with Nevada law, rights to indemnification and expenses need not be limited to those provided by statute. As a result, under Delaware law and the Delaware Certificate, Endovasc Delaware will be permitted to indemnity its directors and officers, within the limits established by law and public policy, pursuant to an express contract, a by-law provision, a stockholder vote or otherwise, any or all of which could provide indemnification rights broader than those currently available under the Company Articles or expressly provided for under Nevada or Delaware law.

         Insofar as the Delaware Certificate provides indemnification to directors or officers for liabilities arising under the Securities Act of 1933, it is the position of the Securities and Exchange Commission that such indemnification would be against public policy as expressed in such statute and, therefore, unenforceable.

         The Board of Directors recognizes that Endovasc Delaware may in the future be obligated to incur substantial expense as a result of the indemnification rights conferred under the Delaware Certificate, which are intended to be as broad as possible under applicable law. Because directors of Endovasc Delaware may personally benefit from the indemnification provisions of Endovasc Delaware , the members of the Board of Directors may be deemed to have a personal interest in the effectuation of the Reincorporation.

Significant Differences Between the Corporation Laws of Nevada and Delaware

         The Company is incorporated under the laws of the State of Nevada and Endovasc Delaware is incorporated under the laws of the State of Delaware. On consummation of the Merger, the stockholders of the Company, whose rights currently are governed by Nevada law and the Company Articles and the Company Bylaws, which were created pursuant to Nevada law, will become stockholders of a Delaware company, Endovasc Delaware, and their rights as stockholders will then be governed by Delaware law and the Delaware Certificate and the Delaware Bylaws which were created under Delaware law.

         Although the corporate statutes of Nevada and Delaware are similar, certain differences exist. The most significant differences, in the judgment of the management of the Company, are summarized below. This summary is not intended to be complete, and stockholders should refer to the General Corporation Law of the State of Delaware (the "DGCL") and the Nevada Business Corporation Act ("Nevada law") to understand how these laws apply to the Company and Endovasc Delaware.

         Classified Board of Directors. The DGCL permits any Delaware corporation to classify its board of directors into as many as three classes as equally as possible with staggered terms of office. After initial implementation of a classified board, one class will be elected at each annual meeting of the stockholders to serve for a term of one, two or three years (depending upon the number of classes into which directors are classified) or until their successors are elected and take office. Nevada law also permits corporations to classify boards of directors provided that at least one-fourth of the total number of directors is elected annually. The Company does not have a classified board, however, Endovasc Delaware's board of directors will be classified in connection with the Merger.

         Removal of Directors. With respect to removal of directors, under the Nevada law, any one or all of the directors of a corporation may be removed by the holders of not less than two-thirds of the voting power of a corporation's issued and outstanding stock. Nevada does not distinguish between removal of directors with and without cause. Under the Delaware Law, directors of a corporation without a classified board may be removed with or without cause, by the holders of a majority of shares then entitled to vote in an election of directors.

         Special Meetings of Stockholders. The DGCL permits special meetings of stockholders to be called by the board of directors or by any other person authorized in the certificate of incorporation or bylaws to call a special stockholder meeting. Nevada law does not address the manner in which special meetings of stockholders may be called. The Company Bylaws provide that special meetings of the stockholders may be called by the President or by the Company's board of directors, and must be called by the President at the written request of not less than 51% of the issued and outstanding shares of capital stock of the Company. The Delaware Certificate and the Delaware Bylaws provide that the President or Endovasc Delaware's board of directors may call a special meeting of the stockholders, but do not provide that the President must call a special meeting of the stockholders if not less than 51% of the issued and outstanding shares of capital stock of Endovasc Delaware request in writing.

         The DGCL also provides that if a corporation fails to hold an annual meeting for the election of directors or there is no written consent to elect directors in lieu of an annual meeting taken, in both cases for a period of thirty (30) days after the date designated for the annual meeting, a director or stockholder of the corporation may apply to the Court of Chancery of the State of Delaware to order an annual meeting for the election of directors.

         Cumulative Voting. Cumulative voting for directors entitles stockholders to cast a number of votes that is equal to the number of voting shares held multiplied by the number of directors to be elected. Stockholders may cast all such votes either for one nominee or distribute such votes among up to as many candidates as there are positions to be filled. Cumulative voting may enable a minority stockholder or group of stockholders to elect at least one representative to the board of directors where such stockholders would not otherwise be able to elect any directors.

         Nevada law permits cumulative voting in the election of directors as long as the articles of incorporation provide for cumulative voting and certain procedures for the exercise of cumulative voting are followed. A Delaware corporation may provide for cumulative voting in the corporation's certificate of incorporation. The Company opted out of cumulative voting by failing to include a provision granting cumulative voting rights in the Company Articles. Endovasc Delaware also did not adopt cumulative voting in that the Delaware Certificate will not provide for cumulative voting in the election of directors.

         Because neither the Company or Endovasc Delaware utilizes cumulative voting, there will be no difference in stockholders' rights with respect to this issue.

         Vacancies. Under the DGCL, subject to the rights, if any, of any series of preferred stock to elect directors and to fill vacancies on the board of directors, vacancies on the board of directors may be filled by the affirmative vote of a majority of the remaining directors then in office, even if less than a quorum. Any director so appointed will hold office for the remainder of the full term of the class of directors in which the vacancy occurred.

         Similarly, Nevada law provides that vacancies may be filled by a majority of the remaining directors, though less than a quorum, unless the articles of incorporation provide otherwise. The Company Bylaws and the Delaware Bylaws address the issue of director vacancies in the same manner. Therefore, the change from Nevada law to Delaware law will not alter stockholders' rights with respect to filling vacancies.

         Indemnification of Officers and Directors and Advancement of Expenses. Delaware and Nevada have substantially similar provisions regarding indemnification by a corporation of its officers, directors, employees and agents. Delaware and Nevada law differ in their provisions for advancement of expenses incurred by an officer or director in defending a civil or criminal action, suit or proceeding. The DGCL provides that expenses incurred by an officer or director in defending any civil, criminal, administrative or investigative action, suit or proceeding may be paid by the corporation in advance of the final disposition of the action, suit or proceeding upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined that he or she is not entitled to be indemnified by the corporation. A Delaware corporation has the discretion to decide whether or not to advance expenses, unless its certificate of incorporation or bylaws provides for mandatory advancement. Under Nevada law, the articles of incorporation, bylaws or an agreement made by the corporation may provide that the corporation must pay advancements of expenses in advance of the final disposition of the action, suit or proceedings upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined that he or she is not entitled to be indemnified by the corporation. Thus, a Nevada corporation may have no discretion to decide whether or not to advance expenses to directors or officers. There will be no difference in stockholders' rights with respect to this issue because the Company Articles and the Delaware Certificate each provide for the mandatory advancement of expenses of directors and officers. In addition, the board of directors of Endovasc Delaware will be required to indemnify directors and officers. The board of directors of Endovasc Delaware will retain the discretionary authority to authorize the indemnification of employees and agents, subject to certain conditions under the Delaware law.

         Limitation on Personal Liability of Directors. A Delaware corporation is permitted to adopt provisions in its certificate of incorporation limiting or eliminating the liability of a director to a company and its stockholders for monetary damages for breach of fiduciary duty as a director, provided that such liability does not arise from certain proscribed conduct, including breach of the duty of loyalty, acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law or liability to the corporation based on unlawful dividends or distributions or improper personal benefit. The Delaware Certificate will limit the liability of directors to Endovasc Delaware to the fullest extent permitted by law.

         While Nevada law has a similar provision permitting the adoption of provisions in the articles of incorporation limiting personal liability, the Nevada provision differs in two respects. First, the Nevada provisions applies to both directors and officers. Second, while the Delaware provision excepts from limitation on liability of breach of the duty of loyalty, the Nevada counterpart does not contain this exception. Thus, the Nevada provision expressly permits a corporation to limit the liability of officers, as well as directors, and permits limitation of liability arising from a breach of the duty of loyalty. The Company Articles limits the personal liability to the Company of both directors and officers. The Delaware Certificate adopts a narrower limitation on liability, and officers will therefore remain potentially liable to Endovasc Delaware. Endovasc Delaware, however, may determine to indemnify such persons in its discretion subject to the conditions of the Delaware law and the Delaware Certificate.

         Dividends. The DGCL is more restrictive than Nevada law with respect to when dividends may be paid. Under the Delaware law, unless further restricted in the certificate of incorporation, a corporation may declare and pay dividends, out of surplus, or if no surplus exists, out of net profits for the fiscal year in which the dividend is declared and/or the preceding fiscal year (provided that the amount of capital of the corporation is not less than the aggregate amount of the capital represented by the issued and outstanding stock of all classes having a preference upon the distribution of assets). In addition, the Delaware Law provides that a corporation may redeem or repurchase its shares only if the capital of the corporation is not impaired and such redemption or repurchase would not impair the capital of the corporation.

         Nevada law provides that no distribution (including dividends on, or redemption or repurchases of, shares of capital stock) may be made if, after giving effect to such distribution, the corporation would not be able to pay its debts as they become due in the usual course of business, or, except as specifically permitted by the articles of incorporation, the corporation's total assets would be less than the sum of its total liabilities plus the amount that would be needed at the time of a dissolution to satisfy the preferential rights of preferred stockholders.

         Restrictions on Business Combinations. Both the DGCL and Nevada law contain provisions restricting the ability of a corporation to engage in business combinations with an interested stockholder. Under the DGCL, a corporation which is listed on a national securities exchange, included for quotation on the Nasdaq Stock Market or held of record by more than 2,000 stockholders, is not permitted to engage in a business combination with any interested stockholder for a three-year period following the time such stockholder became an interested stockholder, unless (i) the transaction resulting in a person becoming an interested stockholder, or the business combination, is approved by the board of directors of the corporation before the person becomes an interested stockholder; (ii) the interested stockholder acquires 85% or more of the outstanding voting stock of the corporation in the same transaction that makes it an interested stockholder (excluding shares owned by persons who are both officers and directors of the corporation, and shares held by certain employee stock ownership plans); or (iii) on or after the date the person becomes an interested stockholder, the business combination is approved by the corporation's board of directors and by the holders of at least 66 2/3% of the corporation's outstanding voting stock at an annual or special meeting (and not by written consent), excluding shares owned by the interested stockholder. The DGCL defines "interested stockholder" generally as a person who owns 15% or more of the outstanding shares of a corporation's voting stock.

         Nevada law regulates business combinations more stringently. First, an "interested stockholder" is defined as a beneficial owner (directly or indirectly) of ten percent (10%) or more of the voting power of the outstanding shares of the corporation. Second, the three-year moratorium can be lifted only by advance approval by a corporation's board of directors. Finally, after the three-year period, combinations with "interested stockholders" remain prohibited unless (i) they are approved by the board of directors, the disinterested stockholders or a majority of the outstanding voting power not beneficially owned by the interested party, or (ii) the interested stockholders satisfy certain fair value requirements. As in Delaware, a Nevada corporation may opt-out of the statute with appropriate provisions in its articles of incorporation.

         Neither the Company, nor Endovasc Delaware have opted out of the applicable statutes with appropriate provisions of the Company Articles or the Delaware Certificate.

         Amendment to Articles of Incorporation/Certificate of Incorporation or Bylaws. In general, both the DGCL and Nevada law require the approval of the holders of a majority of all outstanding shares entitled to vote to approve proposed amendments to a corporation's certificate/articles of incorporation. Both the DGCL and Nevada law also provide that in addition to the vote above, the vote of a majority of the outstanding shares of a class may be required to amend the certificate of incorporation or articles of incorporation. Neither state requires stockholder approval for the board of directors of a corporation to fix the voting powers, designation, preferences, limitations, restrictions and rights of a class of stock provided that the corporation's organizational documents grant such power to its board of directors. Both Nevada law and the DGCL permit, in general, the number of authorized shares of any such class of stock to be increased or decreased (but not below the number of shares then outstanding) by the board of directors unless otherwise provided in the articles of incorporation or resolution adopted pursuant to the certificate of incorporation, respectively.

         Actions by Written Consent of Stockholders. Nevada law and the DGCL each provide that, unless the articles/certificate of incorporation provides otherwise, any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if the holders of outstanding stock having at least the minimum number of votes that would be necessary to authorize or take such action at a meeting consents to the action in writing. In addition, the DGCL requires the corporation to give prompt notice of the taking of corporate action without a meeting by less than unanimous written consent to those stockholders who did not consent in writing. the Company Articles do not limit stockholder action by written consent. By contrast, however, the Delaware Certificate does limit stockholder action by written consent. Pursuant to the Delaware Certificate, the stockholders of Endovasc Delaware will be unable to act by written consent in lieu of a meeting unless the action proposed to be taken, and the taking of the action by written consent, are approved in advance by the board of directors of Endovasc Delaware.

         Stockholder Vote for Mergers and Other Corporation Reorganizations. In general, both jurisdictions require authorization by an absolute majority of outstanding shares entitled to vote, as well as approval by the board of directors, with respect to the terms of a merger or a sale of substantially all of the assets of the corporation. The DGCL does not require a stockholder vote of the surviving corporation in a merger (unless the corporation provides otherwise in its certificate of incorporation) if: (a) the merger agreement does not amend the existing certificate of incorporation; (b) each share of stock of the surviving corporation outstanding immediately before the effective date of the merger is an identical outstanding share after the merger; and (c) either no shares of common stock of the surviving corporation and no shares, securities or obligations convertible into such stock are to be issued or delivered under the plan of merger, or the authorized unissued shares or shares of common stock of the surviving corporation to be issued or delivered under the plan of merger plus those initially issuable upon conversion of any other shares, securities or obligations to be issued or delivered under such plan do not exceed twenty percent (20%) of the shares of common stock of such constituent corporation outstanding immediately prior to the effective date of the merger. Nevada law does not require a stockholder vote of the surviving corporation in a merger under substantially similar circumstances.

Defenses Against Hostile Takeovers

         Introduction. While the following discussion summarizes the reasons for, and the operation and effects of, certain provisions of the Endovasc Delaware Certificate of Incorporation which management has identified as potentially having an anti-takeover effect, it is not intended to be a complete description of all potential anti-takeover effects, and it is qualified in its entirety by reference to the Endovasc Delaware Certificate of Incorporation and Bylaws.

         In general, the anti-takeover provisions of the Endovasc Delaware Certificate of Incorporation are designed to minimize susceptibility to sudden acquisitions of control which have not been negotiated with and approved by Endovasc Delaware Board of Directors. As a result, these provisions may tend to make it more difficult to remove the incumbent members of the Board of Directors. The provisions would not prohibit an acquisition of control of Endovasc Delaware or a tender offer for all of the Endovasc Delaware's capital stock. The provisions are designed to discourage any tender offer or other attempt to gain control of Endovasc Delaware in a transaction that is not approved by the Board of Directors, by making it more difficult for a person or group to obtain control of Endovasc Delaware in a short time and then impose its will on the remaining stockholders. However, to the extent these provisions successfully discourage the acquisition of control of Endovasc Delaware or tender offers for all or part of Endovasc Delaware's capital stock without approval of the Board of Directors, they may have the effect of preventing an acquisition or tender offer which might be viewed by stockholders to be in their best interests.

         Tender offers or other non-open market acquisitions of stock are usually made at prices above the prevailing market price of a Endovasc Delaware's stock. In addition, acquisitions of stock by persons attempting to acquire control through market purchases may cause the market price of the stock to reach levels which are higher than would otherwise be the case. Anti-takeover provisions may discourage such purchases, particularly those of less than all of the Endovasc Delaware stock, and may thereby deprive stockholders of an opportunity to sell their stock at a temporarily higher price. These provisions may therefore decrease the likelihood that a tender offer will be made, and, if made, will be successful. As a result, the provisions may adversely affect those stockholders who would desire to participate in a tender offer. These provisions may also serve to insulate incumbent management from change and to discourage not only sudden or hostile takeover attempts, but any attempts to acquire control which are not approved by the Board of Directors, whether or not stockholders deem such transactions to be in their best interests.

         Authorized Shares of Capital Stock. The Endovasc Delaware Certificate of Incorporation authorizes the issuance of up to 20,000,000 shares of serial preferred stock. Shares of Endovasc Delaware's serial preferred stock with voting rights could be issued and would then represent an additional class of stock required to approve any proposed acquisition. This preferred stock, together with authorized but unissued shares of Common Stock (the Certificate of Incorporation authorizes the issuance of up to 200,000,000 shares), could represent additional capital stock required to be purchased by an acquiror. Issuance of such additional shares may dilute the voting interest of Endovasc Delaware's stockholders. If the Board of Directors of Endovasc Delaware determined to issue an additional class of voting preferred stock to a person opposed to a proposed acquisition, such person might be able to prevent the acquisition single-handedly.

         Stockholder Meetings. Delaware law provides that the annual stockholder meeting may be called by a corporation's board of directors or by such person or persons as may be authorized by a corporation's certificate of incorporation or bylaws. The Endovasc Delaware Certificate of Incorporation provides that annual stockholder meetings may be called only by Endovasc Delaware's Board of Directors or a duly designated committee of the Board. Although Endovasc Delaware believes that this provision will discourage stockholder attempts to disrupt the business of Endovasc Delaware between annual meetings, its effect may be to deter hostile takeovers by making it more difficult for a person or entity to obtain immediate control of Endovasc Delaware between one annual meeting as a forum to address certain other matters and discourage takeovers which are desired by the stockholders. Endovasc Delaware's Certificate of Incorporation also provide that stockholder action may be taken only at a special or annual stockholder meeting and not by written consent.

         Classified Board of Directors and Removal of Directors. Endovasc Delaware's Certificate of Incorporation provides that the Board of Directors is to be divided into three classes which shall be as nearly equal in number as possible. The directors in each class serve for terms of three years, with the terms of one class expiring each year. Each class currently consists of approximately one-third of the number of directors. Each director will serve until his successor is elected and qualified.

         A classified Board of Directors could make it more difficult for stockholders, including those holding a majority of Endovasc Delaware's outstanding stock, to force an immediate change in the composition of a majority of the Board of Directors. Since the terms of only one-third of the incumbent directors expire each year, it requires at least two annual elections for the stockholders to change a majority, whereas a majority of a non-classified Board may be changed in one year. In the absence of the provisions of Endovasc Delaware's Certificate of Incorporation classifying the Board, all of the directors would be elected each year. The provision for a staggered Board of Directors affects every election of directors and is not triggered by the occurrence of a particular event such as a hostile takeover. Thus a staggered Board of Directors makes it more difficult for stockholders to change the majority of directors even when the reason for the change would be unrelated to a takeover.

         Endovasc Delaware's Certificate of Incorporation provides that a director may not be removed except for cause by the affirmative vote of the holders of a majority of the outstanding shares of capital stock entitled to vote at an election of directors. This provision may, under certain circumstances, impede the removal of a director and thus preclude the acquisition of control of Endovasc Delaware through the removal of existing directors and the election of nominees to fill in the newly created vacancies.

         Restriction of Maximum Number of Directors and Filling Vacancies on the Board of Directors. Delaware law requires that the board of directors of a corporation consist of one or more members and that the number of directors shall be set by the corporation's bylaws, unless it is set by the corporation's articles of incorporation. Endovasc Delaware's Certificate of Incorporation provides that the number of directors (exclusive of directors, if any, to be elected by the holders of preferred stock) shall not be less than one or more than 15, as shall be provided from time to time in accordance with the Bylaws. The power to determine the number of directors within these numerical limitations and the power to fill vacancies, whether occurring by reason of an increase in the number of directors or by resignation, is vested in the Board of Directors. The overall effect of such provisions may be to prevent a person or entity from quickly acquiring control of Endovasc Delaware through an increase in the number of the directors and election of nominees to fill the newly created vacancies and thus allow existing management to continue in office.

         Stockholder Vote Required to Approve Business Combinations with Related Persons. Endovasc Delaware's Certificate of Incorporation generally requires the approval of the holders of a majority of the outstanding voting stock (and any class or series entitled to vote separately), and a majority of the outstanding stock not beneficially owned by a related person (as defined) (up to a maximum requirement of 85% of the outstanding voting stock), to approve business combinations (as defined) involving the related person, except in cases where the business combination has been approved in advance by two-thirds of those members of the Board of Directors who were directors prior to the time when the related person became a related person. Under Delaware law, absent these provisions, business combinations generally, including mergers, consolidations and sales of substantially all of the assets must, subject to certain exceptions, be approved by the vote of the holders of a majority of the outstanding voting stock. One exception under Delaware law to the majority approval requirement applies to business combinations (as defined) involving stockholders owning 15% of the outstanding voting stock of a corporation for less than three years. In order to obtain stockholder approval of a business combination with such a related person, the holders of two-thirds of the outstanding voting stock, excluding the stock owned by the 15% stockholder, must approve the transaction. Alternatively, the 15% stockholder must satisfy other requirements under Delaware law relating to (i) the percentage of stock acquired by such person in the transaction which resulted in such person's ownership becoming subject to the law, or (ii) approval of the board of directors of such person's acquisition of the stock of the Delaware corporation. Delaware law does not contain price criteria. The supermajority stockholder vote requirements under Delaware law may have the effect of foreclosing mergers and other business combinations which the holders of a majority of the stock deem desirable and place the power to prevent such a transaction in the hands of a minority of the stockholders

         Under Delaware law, there is no cumulative voting by stockholders for the election of the directors. The absence of cumulative voting rights effectively means that the holders of a majority of the stock voted at a stockholder meeting may, if they so choose, elect all directors of Endovasc Delaware, thus precluding a small group of stockholders from controlling the election of one or more representatives to the Board of Directors.

         Advance Notice Requirements for Nomination of Directors and Proposal of New Business at Annual Stockholder Meetings. Endovasc Delaware's Certificate of Incorporation generally provide that any stockholder desiring to make a nomination for the election of directors or a proposal for new business at a stockholder meeting must submit written notice not less than 30 or more than 60 days in advance of the meeting. This advance notice requirement may give management time to solicit its own proxies in an attempt to defeat any dissident slate of nominations, should management determine that doing so is in the best interests of stockholders generally. Similarly, adequate advance notice of stockholder proposals will give management time to study such proposals and to determine whether to recommend to the stockholders that such proposals be adopted. In certain instances, such provisions could make it more difficult to oppose management's nominees or proposals, even if the stockholders believe such nominees or proposals are in their interests. Making the period for nomination of directors and introducing new business a period not less than 10 days prior to notice of a stockholder meeting may tend to discourage persons from bringing up matters disclosed in the proxy materials furnished to the stockholders and could inhibit the ability of stockholders to bring up new business in response to recent developments.

         Limitations on Acquisitions of Capital Stock. Endovasc Delaware's Certificate of Incorporation generally provide that if any person were to acquire beneficial ownership of more than 20% of any class of outstanding Common Stock, each vote in excess of 20% would be reduced to one-hundredth of a vote, with the reduction allocated proportionately among the record holders of the stock beneficially owned by the acquiring person. The limitation on voting rights of shares beneficially owned in excess of 20% of the outstanding Common Stock, would discourage stockholders from acquiring a substantial percentage of stock in the open market, without disclosing their intentions, prior to approaching management to negotiate an acquisition of the remaining stock. The effect of these provisions is to require amendment of the Articles of Incorporation, which requires Board approval, before a stockholder can acquire a large block of the Common Stock. As a result, these provisions may deter takeovers by potential acquirors who would have acquired a large holding before making an offer for the remaining stock, even though the eventual takeover offer might have been on terms favorable to the remaining stockholders.

Officers And Directors

         Upon the Effective Date the present officers and directors of the Company will continue to be the officers and directors of Endovasc Delaware. This will result in the following persons serving in the following capacities until the first annual meeting after the specified number of years and until their respective successors are elected and qualified:

                      Name                Age     NUMBER OF                          Position
                                                    YEARS

           David P. Summers               62          3        Chairman, Chief Executive Officer and Director

           Diane Dottavio                 49          2        Director of Research and Development

           Barbara J. Richardson          54                   Vice President of Operations, Secretary and Director

           M. Dwight Cantrell             55          2        Chief Financial Officer, Treasurer and Director

           John T. (Jack) Sorbi           64                   Vice President of Business/Sales/Marketing

           Gary R. Ball                   41          1        Director

           Claudio R. Roman               43          1        Director

         Dr. David P. Summers serves as our Chief Executive Officer and Chairman. Dr. Summers has served in this capacity on a full-time basis since our inception and is primarily responsible for our operations as a whole. Prior to working with Endovasc, Dr. Summers founded American BioMed, Inc. and served as its President and Chief Executive Officer from 1984 to 1995. Dr. Summers is a Fellow in the American College of Angiology, a Fellow in the International Society for endovascular Surgery, as well as the inventor of several medical devices used to treat cardiovascular diseases. He is the author of 25 issued patents and has 8 patents pending. Prior to founding American BioMed, Dr. Summers assisted with the management of several corporations, including C.R. Bard, Inc., a manufacture and distributor of cardiovascular medical products, Karl Stortz Endoscopy, an endoscopic instrument company, and Pall Corporation, a manufacturer and distributor of blood filtration products. Dr. Summers holds an M.B.A. degree from Pepperdine University as well as a Ph.D. in International Economics from Kennedy-Western University. He is also a member of the New York Academy of Sciences, the American Association of Advancement of Science, the Houston Inventors Association, the European Vascular Society and the Society of Plastic Engineers.

Diane Dottavio serves as our Director of Research and Development. Prior to joining us in March of this year, Ms. Dottavio served as Senior Scientist with Leukosite, Inc., from 1994 to 1996, and as Director of Laboratory Instruction and Research at the University of Houston, from 1997 to this year. Ms. Dottavio holds a B.S. in Biology and a M.S. in Organic Chemistry from the University of New Mexico, as well as a Ph.D. in Biochemistry from the University of Texas.

         Barbara J. Richardson serves as our Vice President of Operations, Secretary and Director. Ms. Richardson has more than 10 years' experience in management and marketing n a small business environment. Her previous association with Baylor College of Medicine in Houston utilized her knowledge and expertise in the areas of medical education, conference management, development of multi-media medical education materials, and FDA guidelines as they pertain to continuing medical education and marketing of new drugs and medical devices.

         M. Dwight Cantrell serves as our Chief Financial Officer, Treasurer and Director. Mr. Cantrell has maintained, and continues to maintain, a public accounting practice in the state of Texas since 1976. Mr. Cantrell is a public accountant, and holds a B.B.A. in accounting from Southern Ohio University.

         John T. (Jack) Sorbi as our Vice President of Business Development, Sales, and Marketing, is responsible for pursuing collaborations and alliances with companies who can complement the company's products and achieve company goals. He also maintains communications with the shareholders and the investment community. Mr. Sorbi has a thirty-five year background in sales, marketing and operations in both large and small business environments. He has experience in new business development and building strong partnerships through creative programs and various media promotions, such as video, broadcast, and conventions. As the owner of his own agency for a number of years, he assisted businesses in banking, retail, and medical device manufacturing.

         Gary R. Ball serves as our Director and is one of our co-founders. Prior to co-founding us in July 1996, Mr. Ball served as a mechanical engineer with American BioMed, Inc., from 1991 to 1996. Mr. Ball is a co-inventor of two U.S. patents and is experienced in prototype design, research, and development, as well as reliability testing and patent research and filing.

         Claudio R. Roman serves as a Director. Mr. Roman is a practicing attorney in the State of Texas. Mr. Roman has maintained, and continues to maintain, a private law practice in the state of Texas since 1985. Mr. Roman holds a J.D. degree from the University of Houston School of Law.

Compensation of Executive Officers

         No compensation has been awarded to, earned by or paid to the Company's chief executive officer or any other executive officer at any time during the fiscal year ended December 31, 2001.

Federal Income Tax Consequences of the Reincorporation

         The Company believes that for federal income tax purposes no gain or loss will be recognized by the Company, Endovasc Delaware or the shareholders of the Company who receive Delaware Common Stock or Delaware Preferred Stock for their Company Common Stock or Company Preferred Stock in connection with the Reincorporation. The adjusted tax basis of each whole share of Delaware Common Stock or Delaware Preferred Stock received by a shareholder of the Company as a result of the Reincorporation will be the same as the shareholder's aggregate adjusted tax basis in the shares of Company Common Stock or Company Preferred Stock converted into such shares of Delaware Common Stock or Delaware Preferred Stock. A shareholder who holds Company Common Stock or Company Preferred Stock will include in his holding period for the Delaware Common Stock or Delaware Preferred Stock that he receives as a result of the Reincorporation his holding period for the Company Common Stock or Company Preferred Stock converted into such Delaware Common Stock or Delaware Preferred Stock.

         Because of the complexity of the capital gains and loss provisions of the Internal Revenue Code of 1986 and because of the uniqueness of each individuals capital gain or loss situation, shareholders contemplating exercising statutory appraisal rights should consult their own tax advisor regarding the federal income tax consequences of exercising such rights. State, local or foreign income tax consequences to shareholders may vary from the federal income tax consequences described above, and SHAREHOLDERS ARE URGED TO CONSULT THEIR OWN TAX ADVISOR AS TO THE CONSEQUENCES TO THEM OF THE REINCORPORATION UNDER ALL APPLICABLE TAX LAWS.


                 2002 Directors, Officers and Consultants Stock
                   Option, Stock Warrant and Stock Award Plan

         The Board of Directors of Endovasc Ltd., Inc. has approved and the Majority Holders, who following the Merger and Reincorporation will own a majority of the outstanding voting stock of Endovasc Delaware, have indicated their intention to, immediately following the Effective Date, approve and adopt by written consent, the 2002 Directors, Officers and Consultants Stock Option, Stock Warrant and Stock Award Plan. The purpose of the Plan is to maintain the ability of the Company and its subsidiaries to attract and retain highly qualified and experienced directors, officers and consultants and to give such directors, officers and consultants a continued proprietary interest in the success of the Company and its subsidiaries. The following description of the Plan is qualified by the Plan itself, attached hereto as Exhibit "C."

General Provisions of the Plan

         The purpose of the 2002 Directors, Officers and Consultants Stock Option, Stock Warrant and Stock Award Plan ("Plan") is to maintain the ability of Endovasc Ltd., Inc., a Nevada corporation (the "Company") and its subsidiaries to attract and retain highly qualified and experienced directors, employees and consultants and to give such directors, employees and consultants a continued proprietary interest in the success of the Company and its subsidiaries. In addition the Plan is intended to encourage ownership of common stock, $.001 par value ("Common Stock"), of the Company by the directors, employees and consultants of the Company and its Affiliates (as defined below) and to provide increased incentive for such persons to render services and to exert maximum effort for the success of the Company's business. The Plan provides eligible employees and consultants the opportunity to participate in the enhancement of shareholder value by the grants of warrants, options, restricted common or convertible preferred stock, unrestricted common or convertible preferred stock and other awards under the Plan and to have their bonuses and/or consulting fees payable in warrants, restricted common or convertible preferred stock, unrestricted common or convertible preferred stock and other awards, or any combination thereof. In addition, the Company expects that the Plan will further strengthen the identification of the directors, employees and consultants with the stockholders. Certain options and warrants to be granted under the Plan are intended to qualify as Incentive Stock Options ("ISOs") pursuant to Section 422 of the Internal Revenue Code of 1986, as amended ("Code"), while other options and warrants and preferred stock granted under the Plan will be nonqualified options or warrants which are not intended to qualify as ISOs ("Nonqualified Options"), either or both as provided in the agreements evidencing the options or warrants described and shares of preferred stock. Employees, consultants and directors who participate or become eligible to participate in the Plan from time to time are referred to collectively herein as "Participants". As used in the Plan, the term "Affiliates" means any "parent corporation" of the Company and any "subsidiary corporation" of the Company within the meaning of Code Sections 424(e) and (f), respectively.

         The Plan shall be administered by the Board of Directors of the Company (the "Board"). When acting in such capacity the Board is herein referred to as the "Committee," which shall also designate the Chairman of the Committee. If the Company is governed by Rule 16b-3 promulgated by the Securities and Exchange Commission ("Commission") pursuant to the Securities Exchange Act of 1934, as amended ("Exchange Act"), no director shall serve as a member of the Committee unless he or she is a "disinterested person" within the meaning of such Rule 16b-3.

Stock Options

         The Committee shall have sole and absolute discretionary authority (i) to determine, authorize, and designate those persons pursuant to the Plan who are to receive warrants, options, restricted common or convertible preferred stock, or unrestricted common or convertible preferred stock under the Plan,
(ii) to determine the number of shares of Common Stock to be covered by such grant or such options or warrants and the terms thereof, (iii) to determine the type of Common Stock granted: restricted common or convertible preferred stock, unrestricted common or convertible preferred stock or a combination of restricted and unrestricted common or convertible preferred stock, and (iv) to determine the type of option or warrant granted: ISO, Nonqualified Option or a combination of ISO and Nonqualified Options. The Committee shall thereupon grant options or warrants in accordance with such determinations as evidenced by a written option or warrant agreement. Subject to the express provisions of the Plan, the Committee shall have discretionary authority to prescribe, amend and rescind rules and regulations relating to the Plan, to interpret the Plan, to prescribe and amend the terms of the option or warrant agreements (which need not be identical) and to make all other determinations deemed necessary or advisable for the administration of the Plan.

         The aggregate fair market value (determined in accordance with the Plan at the time the option or warrant is granted) of the Common Stock with respect to which ISOs may be exercisable for the first time by any Participant during any calendar year under all such plans of the Company and its Affiliates shall not exceed $1,000,000.

         The Committee shall promptly notify the Participant of the option or warrant grant and a written agreement shall promptly be executed and delivered by and on behalf of the Company and the Participant, provided that the option or warrant grant shall expire if a written agreement is not signed by said Participant (or his agent or attorney) and returned to the Company within 60 days from date of receipt by the Participant of such agreement. The date of grant shall be the date the option or warrant is actually granted by the Committee, even though the written agreement may be executed and delivered by the Company and the Participant after that date. Each option or warrant agreement shall specify the period for which the option or warrant thereunder is granted (which in no event shall exceed ten years from the date of grant) and shall provide that the option or warrant shall expire at the end of such period. If the original term of an option or warrant is less than ten years from the date of grant, the option or warrant may be amended prior to its expiration, with the approval of the Committee and the Participant, to extend the term so that the term as amended is not more than ten years from the date of grant. However, in the case of an ISO granted to an individual who, at the time of grant, owns stock possessing more than 10 percent of the total combined voting power of all classes of stock of the Company or its Affiliate ("Ten Percent Stockholder"), such period shall not exceed five years from the date of grant.

         The purchase price of each share of Common Stock subject to each option or warrant granted pursuant to the Plan shall be determined by the Committee at the time the option or warrant is granted and, in the case of ISOs, shall not be less than 100% of the fair market value of a share of Common Stock on the date the option or warrant is granted, as determined by the Committee. In the case of an ISO granted to a Ten Percent Stockholder, the option or warrant price shall not be less than 110% of the fair market value of a share of Common Stock on the date the option or warrant is granted. The purchase price of each share of Common Stock subject to a Nonqualified Option or Warrant under the Plan shall be determined by the Committee prior to granting the option or warrant. The Committee shall set the purchase price for each share subject to a Nonqualified Option or Warrant at either the fair market value of each share on the date the option or warrant is granted, or at such other price as the Committee in its sole discretion shall determine.

         At the time a determination of the fair market value of a share of Common Stock is required to be made hereunder, the determination of its fair market value shall be made by the Committee in such manner as it deems appropriate.

Restricted Stock

         Awards of restricted stock under the Plan shall be subject to all the applicable provisions of the Plan, including the following terms and conditions, and to such other terms and conditions not inconsistent therewith, as the Committee shall determine:

         (a) Awards of restricted stock may be in addition to or in lieu of option or warrant grants. Awards may be conditioned on the attainment of particular performance goals based on criteria established by the Committee at the time of each award of restricted stock. During a period set forth in the agreement (the "Restriction Period"), the recipient shall not be permitted to sell, transfer, pledge, or otherwise encumber the shares of restricted stock; except that such shares may be used, if the agreement permits, to pay the option or warrant price pursuant to any option or warrant granted under the Plan, provided an equal number of shares delivered to the Participant shall carry the same restrictions as the shares so used. Shares of restricted stock shall become free of all restrictions if during the Restriction Period, (i) the recipient dies, (ii) the recipient's directorship, employment, or consultancy terminates by reason of permanent disability, as determined by the Committee, (iii) the recipient retires after attaining both 59 1/2 years of age and five years of continuous service with the Company and/or a division or subsidiary, or (iv) if provided in the agreement, there is a "change in control" of the Company (as defined in such agreement). The Committee may require medical evidence of permanent disability, including medical examinations by physicians selected by it. Unless and to the extent otherwise provided in the agreement, shares of restricted stock shall be forfeited and revert to the Company upon the recipient's termination of directorship, employment or consultancy during the Restriction Period for any reason other than death, permanent disability, as determined by the Committee, retirement after attaining both 59 1/2 years of age and five years of continuous service with the Company and/or a subsidiary or division, or, to the extent provided in the agreement, a "change in control" of the Company (as defined in such agreement), except to the extent the Committee, in its sole discretion, finds that such forfeiture might not be in the best interests of the Company and, therefore, waives all or part of the application of this provision to the restricted stock held by such recipient. Certificates for restricted stock shall be registered in the name of the recipient but shall be imprinted with the appropriate legend and returned to the Company by the recipient, together with a stock power endorsed in blank by the recipient. The recipient shall be entitled to vote shares of restricted stock and shall be entitled to all dividends paid thereon, except that dividends paid in Common Stock or other property shall also be subject to the same restrictions.

         (b) Restricted Stock shall become free of the foregoing restrictions upon expiration of the applicable Restriction Period and the Company shall then deliver to the recipient Common Stock certificates evidencing such stock. Restricted stock and any Common Stock received upon the expiration of the restriction period shall be subject to such other transfer restrictions and/or legend requirements as are specified in the applicable agreement.

Bonuses and Past Salaries and Fees Payable in Unrestricted Stock

         (a) In lieu of cash bonuses otherwise payable under the Company's or applicable division's or subsidiary's compensation practices to employees and consultants eligible to participate in the Plan, the Committee, in its sole discretion, may determine that such bonuses shall be payable in unrestricted Common Stock or partly in unrestricted Common Stock and partly in cash. Such bonuses shall be in consideration of services previously performed and as an incentive toward future services and shall consist of shares of unrestricted Common Stock subject to such terms as the Committee may determine in its sole discretion. The number of shares of unrestricted Common Stock payable in lieu of a bonus otherwise payable shall be determined by dividing such bonus amount by the fair market value of one share of Common Stock on the date the bonus is payable, with fair market value determined as of such date.

         (b) In lieu of salaries and fees otherwise payable by the Company to employees, attorneys and consultants eligible to participate in the Plan that were incurred for services rendered during, prior or after the year of 2002, the Committee, in its sole discretion, may determine that such unpaid salaries and fees shall be payable in unrestricted Common Stock or partly in unrestricted Common Stock and partly in cash. Such awards shall be in consideration of services previously performed and as an incentive toward future services and shall consist of shares of unrestricted Common Stock subject to such terms as the Committee may determine in its sole discretion. The number of shares of unrestricted Common Stock payable in lieu of a salaries and fees otherwise payable shall be determined by dividing each calendar month's of unpaid salary or fee amount by the average trading value of the Common Stock for the calendar month during which the subject services were provided.

Relinquishment of Options

         The Committee, in granting options or warrants hereunder, shall have discretion to determine whether or not options or warrants shall include a right of relinquishment as hereinafter provided. The Committee shall also have discretion to determine whether an option or warrant agreement evidencing an option or warrant initially granted by the Committee without a right of relinquishment shall be amended or supplemented to include such a right of relinquishment. Neither the Committee nor the Company shall be under any obligation or incur any liability to any person by reason of the Committee's refusal to grant or include a right of relinquishment in any option or warrant granted hereunder or in any option or warrant agreement evidencing the same. Subject to the Committee's determination in any case that the grant by it of a right of relinquishment is consistent, any option or warrant granted under the Plan, and the option or warrant agreement evidencing such option or warrant, may provide.

         The Committee shall have sole discretion to consent to or disapprove, and neither the Committee nor the Company shall be under any liability by reason of the Committee's disapproval of, any election by a holder of preferred stock to relinquish such preferred stock in whole or in part as provided in Paragraph 7(a), except that no such consent to or approval of a relinquishment shall be required under the following circumstances. Each Participant who is subject to the short-swing profits recapture provisions of Section 16(b) of the Exchange Act ("Covered Participant") shall not be entitled to receive shares of Common Stock when options or warrants are relinquished during any window period commencing on the third business day following the Company's release of a quarterly or annual summary statement of sales and earnings and ending on the twelfth business day following such release ("Window Period"). A Covered Participant shall be entitled to receive shares of Common Stock upon the relinquishment of options or warrants outside a Window Period.

         No right of relinquishment may be exercised after the initial award of any option or warrant containing, or the amendment or supplementation of any existing option or warrant agreement adding the right of relinquishment, unless such right of relinquishment is effective upon the Participant's death, disability or termination of his relationship with the Company for a reason other than "for cause."

Grant of Convertible Preferred Stock

         The Committee shall have sole and absolute discretionary authority (i) to determine, authorize, and designate those persons pursuant to the Plan who are to receive restricted preferred stock, or unrestricted preferred stock under the Plan, and (ii) to determine the number of shares of Common Stock to be issued upon conversion of such shares of preferred stock and the terms thereof. The Committee shall thereupon grant shares of preferred stock in accordance with such determinations as evidenced by a written preferred stock designation. Subject to the express provisions of the Plan, the Committee shall have discretionary authority to prescribe, amend and rescind rules and regulations relating to the Plan, to interpret the Plan, to prescribe and amend the terms of the preferred stock designation (which need not be identical) and to make all other determinations deemed necessary or advisable for the administration of the Plan.

         Each series of preferred stock granted under the Plan shall be evidenced by a designation in the form for filing with the Secretary of State of the state of incorporation of the Company, containing such terms as approved by the Committee, which shall be subject to the following express terms and conditions and to such other terms and conditions as the Committee may deem appropriate:

                  (i) The number of shares of Common Stock issuable upon conversion of each share of preferred stock granted pursuant to the Plan shall be determined by the Committee at the time the preferred stock is granted. The conversion ration may be determined by reference to the fair market value of each share of Common Stock on the date the preferred stock is granted, or at such other price as the Committee in its sole discretion shall determine.

                  (ii) The Committee may provide in the preferred stock agreement that an preferred stock may be converted in whole, immediately, or is to be convertible in increments. In addition, the Committee may provide that the conversion of all or part of an preferred stock is subject to specified performance by the Participant.

                  (iii) Shares of preferred stock shall be converted in the manner specified in the preferred stock designation. The notice of conversion shall specify the address to which the certificates for such shares are to be mailed. A Participant shall be deemed to be a stockholder with respect to shares covered by preferred stock on the date specified in the preferred stock agreement . As promptly as practicable, the Company shall deliver to the Participant or other holder of the warrant, certificates for the number of shares with respect to which such preferred stock has been so converted, issued in the holder's name or such other name as holder directs; provided, however, that such delivery shall be deemed effected for all purposes when a stock transfer agent of the Company shall have deposited such certificates with a carrier for overnight delivery, addressed to the holder at the address specified pursuant to this Section 6(d).

                  (iv) Awards of restricted preferred stock under the Plan shall be subject to all the applicable provisions of the Plan, including the following terms and conditions, and to such other terms and conditions not inconsistent therewith, as the Committee shall determine:


                           (A) Awards of restricted preferred stock may be in
                  addition to or in lieu of preferred stock grants. Awards may be conditioned on the attainment of particular performance goals based on criteria established by the Committee at the time of each award of restricted preferred stock. During a period set forth in the agreement (the "Restriction Period"), the recipient shall not be permitted to sell, transfer, pledge, or otherwise encumber the shares of restricted preferred stock. Shares of restricted preferred stock shall become free of all restrictions if during the Restriction Period, (i) the recipient dies, (ii) the recipient's directorship, employment, or consultancy terminates by reason of permanent disability, as determined by the Committee, (iii) the recipient retires after attaining both 59 1/2 years of age and five years of continuous service with the Company and/or a division or subsidiary, or (iv) if provided in the agreement, there is a "change in control" of the Company (as defined in such agreement). The Committee may require medical evidence of permanent disability, including medical examinations by physicians selected by it. Unless and to the extent otherwise provided in the agreement, shares of restricted preferred stock shall be forfeited and revert to the Company upon the recipient's termination of directorship, employment or consultancy during the Restriction Period for any reason other than death, permanent disability, as determined by the Committee, retirement after attaining both 59 1/2 years of age and five years of continuous service with the Company and/or a subsidiary or division, or, to the extent provided in the agreement, a "change in control" of the Company (as defined in such agreement), except to the extent the Committee, in its sole discretion, finds that such forfeiture might not be in the best interests of the Company and, therefore, waives all or part of the application of this provision to the restricted preferred stock held by such recipient. Certificates for restricted preferred stock shall be registered in the name of the recipient but shall be imprinted with the appropriate legend and returned to the Company by the recipient, together with a preferred stock power endorsed in blank by the recipient. The recipient shall be entitled to vote shares of restricted preferred stock and shall be entitled to all dividends paid thereon, except that dividends paid in Common Stock or other property shall also be subject to the same restrictions.

                           (B) Restricted preferred stock shall become free of
                  the foregoing restrictions upon expiration of the applicable Restriction Period and the Company shall then deliver to the recipient Common Stock certificates evidencing such stock. Restricted preferred stock and any Common Stock received upon the expiration of the restriction period shall be subject to such other transfer restrictions and/or legend requirements as are specified in the applicable agreement.

                  (v) No Participant shall have any rights as a stockholder with respect to shares covered by an preferred stock until the preferred stock is converted as provided in clause (b)(iii) above.

                  (vi) Except as hereinbefore expressly provided, (i) the issuance by the Company of shares of stock or any class of securities convertible into shares of stock of any class, for cash, property, labor or services, upon direct sale, upon the conversion of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, (ii) the payment of a dividend in property other than Common Stock or (iii) the occurrence of any similar transaction, and in any case whether or not for fair value, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of shares of Common Stock subject to preferred stock theretofore granted, unless the Committee shall determine, in its sole discretion, that an adjustment is necessary to provide equitable treatment to Participant. Notwithstanding anything to the contrary contained in the Plan, the Committee may, in its sole discretion, accelerate the time at which any preferred stock may be converted, including, but not limited to, upon the occurrence of the events specified in this Section 7(xiv).

Amendments or Termination

         The Board may amend, alter or discontinue the Plan, but no amendment or alteration shall be made which would impair the rights of any Participant, without his consent, under any option, warrant or preferred stock theretofore granted.

Compliance with other Laws and Regulations

         The Plan, the grant and exercise of options or warrants and grant and conversion of preferred stock thereunder, and the obligation of the Company to sell and deliver shares under such options, warrants or preferred stock, shall be subject to all applicable federal and state laws, rules and regulations and to such approvals by any governmental or regulatory agency as may be required. The Company shall not be required to issue or deliver any certificates for shares of Common Stock prior to the completion of any registration or qualification of such shares under any federal or state law or issuance of any ruling or regulation of any government body which the Company shall, in its sole discretion, determine to be necessary or advisable. Any adjustments provided for in subparagraphs 5(d)(xii), (xiii) and (xiv) shall be subject to any shareholder action required by the corporate law of the state of incorporation of the Company.

Purchase for Investment

         Unless the options, warrants, shares of convertible preferred stock and shares of Common Stock covered by the Plan have been registered under the Securities Act of 1933, as amended, or the Company has determined that such registration is unnecessary, each person acquiring or exercising an option or warrant under the Plan or converting shares of preferred stock may be required by the Company to give a representation in writing that he or she is acquiring such option or warrant or such shares for his own account for investment and not with a view to, or for sale in connection with, the distribution of any part thereof.

Tax Information

         (a) The Company may make such provisions as it may deem appropriate for the withholding of any taxes which it determines is required in connection with any options, warrants or preferred stock granted under the Plan.

         (b) Notwithstanding the terms of Paragraph 11 (a), any Participant may pay all or any portion of the taxes required to be withheld by the Company or paid by him or her in connection with the exercise of a nonqualified option or warrant or conversion of preferred stock by electing to have the Company withhold shares of Common Stock, or by delivering previously owned shares of Common Stock, having a fair market value, determined in accordance with Paragraph 5(d)(ii), equal to the amount required to be withheld or paid. A Participant must make the foregoing election on or before the date that the amount of tax to be withheld is determined ("Tax Date"). All such elections are irrevocable and subject to disapproval by the Committee. Elections by Covered Participants are subject to the following additional restrictions: (i) such election may not be made within six months of the grant of an option or warrant, provided that this limitation shall not apply in the event of death or disability, and (ii) such election must be made either six months or more prior to the Tax Date or in a Window Period. Where the Tax Date in respect of an option or warrant is deferred until six months after exercise and the Covered Participant elects share withholding, the full amount of shares of Common Stock will be issued or transferred to him upon exercise of the option or warrant, but he or she shall be unconditionally obligated to tender back to the Company the number of shares necessary to discharge the Company's withholding obligation or his estimated tax obligation on the Tax Date.

Replacement of Options, Warrants and Preferred Stock

         The Committee from time to time may permit a Participant under the Plan to surrender for cancellation any unexercised outstanding option or warrant or unconverted Preferred stock and receive from the Company in exchange an option, warrant or preferred stock for such number of shares of Common Stock as may be designated by the Committee. The Committee may, with the consent of the holder of any outstanding option, warrant or preferred stock, amend such option, warrant or preferred stock, including reducing the exercise price of any option or warrant to not less than the fair market value of the Common Stock at the time of the amendment, increasing the conversion ratio of any preferred stock and extending the exercise or conversion term of and warrant, option or preferred stock.

Effectiveness and Expiration of Plan

         The Plan shall be effective on the date the Board adopts the Plan. The Plan shall expire ten years after the date the Board approves the Plan and thereafter no option, warrant or preferred stock shall be granted pursuant to the Plan.

Non-Exclusivity of the Plan

         Neither the adoption by the Board nor the submission of the Plan to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including without limitation, the granting of restricted stock or stock options, warrants or preferred stock otherwise than under the Plan, and such arrangements may be either generally applicable or applicable only in specific cases.

Governing Law

         The Plan and any agreements hereunder shall be interpreted and construed in accordance with the laws of the state of incorporation of the Company and applicable federal law.

Cashless Exercise

         The Committee also may allow cashless exercises as permitted under Federal Reserve Board's Regulation T, subject to applicable securities law restrictions. or by any other means which the Committee determines to be consistent with the Plan's purpose and applicable law. The proceeds from such a payment shall be added to the general funds of the Company and shall be used for general corporate purposes.


                        Rights of Dissenting Shareholders

         Any Company stockholder is entitled to be paid the fair value of its shares in accordance with Section 92A.300 to 92A.500 of the Nevada Revised Statutes ("NRS") if the stockholder dissents to the Reincorporation. A brief summary of the provisions of NRS Sections 92A.300 to 92A.500 is set forth below and the complete text of said Sections is set forth in Exhibit "E".

         Because the Reincorporation will be approved by the required vote of the Company's stockholders effective twenty days from the mailing of this Information Statement, each holder of shares of the Company Common Stock or Company Preferred Stock who asserts dissenters' rights and who follows the procedures set forth in Chapter 92A of NRS, will be entitled to have his or her shares of the Company Common Stock or Company Preferred Stock purchased by the Company for cash at their fair market value. The fair market value of shares of the Company Common Stock or Company Preferred Stock will be determined as of the day before the first announcement of the terms of the Reincorporation, excluding any appreciation or depreciation in consequence of the Reincorporation.

         A holder who wishes to exercise dissenters' rights should deliver his or her written demand to the Company's transfer agent, Nevada Agency and Trust Company, 50 West Liberty Street, Suite 880, Reno, Nevada 89501 with a copy to Robert L. Sonfield, Jr., Esq., Sonfield and Sonfield, 770 South Post Oak Lane, Houston, Texas 77056, on or before 10:00 A.M. Eastern Daylight Time prior to the Meeting. Any stockholder who does not follow the foregoing is not entitled to payment for his shares under NRS.

         In accordance with the regulations promulgated under the Exchange Act, the authorization of the Reincorporation will not become effective until twenty days after the Company has mailed this Information Statement to the stockholders of the Company. Therefore, within ten days of the effective date of such approval, the Company must mail a written dissenter's notice of such approval (the "Dissenter's Notice") to all stockholders who asserted their dissenters' rights against the Reincorporation, and must (a) state where the demand for payment must be sent and where and when certificates, if any, for shares must be deposited; (b) inform holders of shares not represented by certificates to what extent the transfer of the shares will be restricted after the demand for payment is received; (c) supply a form for demanding payment; (d) set a date, not less than 30 nor more than 60 days after date notice is mailed, by which the Company must receive the demand for payment; and (e) send a full copy of NRS Sections 92A.300 through 92A.500.

         A stockholder of the Company wishing to exercise dissenters' rights must (a) demand payment; (b) certify whether he acquired beneficial ownership of the shares before June 11, 2002; and (c) deposit his certificates, if any, in accordance with the terms of the Dissenter's Notice.

         Within 30 days after receipt of a demand for payment, the Company shall pay each dissenter who complied with the requirements set forth in the Dissenter's Notice the amount it estimates to be the fair value of the stockholder's shares, plus accrued interest (computed from the effective date of the action until the date of payment). Payment must be accompanied by the Company's balance sheet as of the end of a fiscal year ending not more than 16 months before the date of payment, a statement of income for that year, a statement of changes in the stockholders' equity for that year and the latest available interim financial statements, if any, along with statement of the Company's estimate of the fair value of the shares, an explanation how the interest was calculated, a statement of the dissenter's rights to demand payment under NRS Section 92A.480 and a copy of NRS Sections 92A.300 through 92A.500.

         Pursuant to NRS Section 92A.470, the Company may withhold payment from a dissenter unless he was the beneficial owner of the shares before the date set in the dissenter's notice. If the Company withholds payment, after taking the proposed action, it shall estimate the fair value of the shares, plus accrued interest, and shall offer to pay this amount to each dissenter who agrees to accept it in full satisfaction of his demand. The offer shall contain a statement of its estimate of the fair value, an explanation of how the interest was calculated, and a statement of dissenters' rights pursuant to NRS Section 92A.480.

         A dissenter may notify the Company in writing of his estimate of the fair value of the shares and the amount of interest due and demand payment of his estimate, less any payment made pursuant to NRS Section 92A.460, or reject the offer made pursuant to NRS 92A.470 and demand payment of the fair value of his shares and interest due. A dissenter waives his right to demand payment unless he makes his demand in writing within 30 days after the Company has made or offered payment for his shares.

         If any demand for payment remains unsettled, the Company shall commence a proceeding within 60 days of the dissenter's demand with the district court in the County of Carson City, State of Nevada (location of registered office), petitioning the court to determine the fair value of the shares and accrued interest. All dissenters whose demands remain unsettled, whether or not residents of Nevada, shall be made parties to the court action and shall be served with a copy of the petition. Nonresidents may be served by registered or certified mail or by publication as provided by law. If the Company does not so petition the court within this 60-day period, it shall pay all unsettled demands. Each dissenter who is party to the proceeding is entitled to a judgment
(a) for the amount, if any, by which the court finds the fair value of his shares, plus interest, exceeds the amount paid by the Company; or (b) for the fair value, plus accrued interest, of his after- acquired shares for which the Company elected to withhold payment pursuant to NRS Section 92A.470. The court shall assess costs pursuant to NRS Section 92A.500.

         The foregoing summary does not purport to provide comprehensive statements of the procedures to be followed by a dissenting stockholder who seeks payment of the fair value of his shares of the Company Common Stock or Company Preferred Stock. NRS establishes the procedures to be followed and failure to do so may result in the loss of all dissenters' rights. Accordingly, each stockholder who might desire to exercise dissenters' rights should carefully consider and comply with the provisions of these sections and consult his legal advisor.

         THE COMPANY HAS RESERVED THE RIGHT TO ABANDON THE REINCORPORATION IF IT DECIDES THAT THE NUMBER OF STOCKHOLDERS EXERCISING DISSENTERS' RIGHTS EXCEEDS AN AMOUNT IT DEEMS ACCEPTABLE IN ITS SOLE AND ABSOLUTE DISCRETION.

         The discussion contained herein is qualified in its entirety by and should be read in conjunction with the form of the Agreement and Plan of Merger and the Certificate of Incorporation.

         COMMUNICATIONS WITH RESPECT TO DISSENTERS' RIGHTS SHOULD BE ADDRESSED TO THE COMPANY'S TRANSFER AGENT, NEVADA AGENCY AMD TRUST COMPANY, 50 WEST LIBERTY STREET, SUITE 880, RENO, NEVADA 89501.

         Upon filing a notice of election to dissent a dissenting shareholder will cease to have any of the rights of a shareholder except the right to be paid the fair value of his Company Stock pursuant to the NRS. If a shareholder loses his dissenters' rights, either by withdrawal of his demand, abandonment of the Reincorporation by the Company or otherwise, he will not have the right to receive a cash payment for his Company Stock and will be reinstated to all of his rights as a shareholder as they existed at the time of the filing of his demand.

         THE PROVISIONS OF NRS SECTIONS 92A.300 TO 92A.500 ARE TECHNICAL AND COMPLEX. IT IS SUGGESTED THAT ANY SHAREHOLDER WHO DESIRES TO EXERCISE RIGHTs TO DISSENT CONSULT LEGAL COUNSEL, AS FAILURE TO COMPLY STRICTLY WITH SUCH PROVISIONS MAY LEAD TO A LOSS OF DISSENTERS' RIGHTS.


                 MARKET FOR THE ENDOVASC LTD., INC. COMMON STOCK

         The Company Common Stock or Company Preferred Stock has been thinly traded on a limited and sporadic basis in the over-the-counter market since 1980. The last known bid price was $.07 and the last known ask price was $.0725 as of June 7, 2002. The following table sets forth the high and low bid price of the Company Common Stock or Company Preferred Stock for the period indicated.

                                    FISCAL 2001                                    FISCAL 2002 to date
                                    -----------                                    -------------------
                             Bid                   AsKed                       Bid                    Asked
                        Low         High        Low         High         Low         High         Low         High
First quarter          0.75        2.125       .0875        2.249       0.021        0.061       0.022       0.063
Second quarter         0.19         0.75        0.29        0.078       0.033        0.23        0.035       0.024
Third quarter          0.155        0.37        0.16        0.40         0.07        0.224        0.07       0.235
Fourth quarter         0.06         0.17       0.062        0.17         0.61        0.11         0.64       0.113

                                  MISCELLANEOUS

         The Company requests brokers, custodians, nominees and fiduciaries to forward this Information Statement to the beneficial owners of Company Common Stock or Company Preferred Stock and the Company will reimburse such holders for their reasonable expenses in connection therewith. Additional copies of this Information Statement may be obtained at no charge from the Company's transfer agent, Nevada Agency and Trust Company, 50 West Liberty Street, Suite 880, Reno, Nevada 89501.


                                 EXHIBITS INDEX


         A.       AGREEMENT AND PLAN OF MERGER


         B.       DELAWARE CERTIFICATE OF INCORPORATION


         C. 2002 DIRECTORS, OFFICERS AND CONSULTANTS STOCK OPTION, STOCK WARRANT AND STOCK AWARD PLAN


         D.       ANNUAL REPORT ON FORM 10-KSB FILED SEPTEMBER 28, 2001


         E.       NEVADA STATUTES




                                    EXHIBIT A

                          AGREEMENT AND PLAN OF MERGER

                                       OF

                               ENDOVASC LTD., INC.
                             (A NEVADA CORPORATION)

                                  WITH AND INTO

                               ENDovasc ltd., inc.
                            (A DELAWARE CORPORATION)

         This AGREEMENT AND PLAN OF MERGER (this "Agreement") is made and entered into as of June 11, 2002 between ENDOVASC LTD., INC., a Nevada corporation ("Endovasc Nevada"), and, Endovasc Ltd., Inc., a Delaware corporation ("Endovasc Delaware").

                                 R E C I T A L S

         WHEREAS, Endovasc Nevada is a corporation duly organized and existing under the laws of the State of Nevada;

         WHEREAS, Endovasc Delaware is a corporation duly organized and existing under the laws of the State of Delaware; and

         WHEREAS, the Board of Directors of each of Endovasc Nevada and Endovasc Delaware deem it desirable to merge Endovasc Nevada with and into Endovasc Delaware so that Endovasc Delaware is the surviving corporation on the terms provided herein (the "Merger").

         NOW, THEREFORE, in consideration of the mutual agreements contained herein and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:

                                    ARTICLE I
                                     MERGER

         1.1 The Merger. Upon the Effective Date (as defined in Section 1.5) and subject to and upon the terms of conditions provided in this Agreement and the applicable provisions of the General Corporation Law of the State of Delaware (the "DGCL") and the General Corporation Law of the State of Nevada (the "NGCL"), Endovasc Nevada will merge with and into Endovasc Delaware, the separate corporate existence of Endovasc Nevada shall cease, and Endovasc Delaware shall be the surviving corporation. Endovasc Delaware is hereinafter sometimes referred to as the "Surviving Corporation."

         1.2 Constituent Corporations. The name, address, jurisdiction of organization and governing law of each of the constituent corporations is as follows:

                  (a) Endovasc Ltd., Inc., a corporation organized under and governed by the laws of the State of Nevada with an address at 15001 Walden Road, Suite 108, Montgomery, Texas 77356; and

                  (b) Endovasc Ltd., Inc., a corporation organized under and governed by the laws of the State of Delaware with an address at 15001 Walden Road, Suite 108, Montgomery, Texas 77356.

         1.3 Surviving Corporation. Endovasc Delaware, a corporation organized under the laws of the State of Delaware, shall be the surviving corporation.

         1.4 Address of Principal Office of Surviving Corporation. The address of the principal office of Endovasc Delaware as the Surviving Corporation shall be 15001 Walden Road, Suite 108, Montgomery, Texas 77356.

         1.5 Closing: Effective Date. The Merger shall be effective (the "Effective Date"), on the date upon which the last of the following shall have been completed:

                  (a) This Agreement and the Merger shall have been adopted and recommended to the stockholders of Endovasc Nevada by the board of directors of Endovasc Nevada and approved by a majority voting power of Endovasc Nevada, in accordance with the requirements of the DGCL and the NGCL;

                  (b) This Agreement and the Merger shall have been adopted and approved by the board of directors of Endovasc
         Delaware in accordance with the requirements of the DGCL;

                  (c) No vote of the stockholders of Endovasc Delaware shall be necessary to approve this Agreement and authorize the Merger because no shares of Endovasc Delaware shall have been issued prior to the adoption by the board of directors of Endovasc Delaware of the resolution approving this Agreement;

                  (d) The effective date of the Merger as stated in the executed Articles of Merger filed with the Secretary of State of the State of Nevada; and

                  (e) An executed Certificate of Merger or an executed counterpart of this Agreement meeting the requirements of the DGCL shall have been filed with the Secretary of State of the State of Delaware.

         1.6 Effect of the Merger. The effect of the Merger shall be as provided in this Agreement, the Certificate of Merger, and the applicable provisions of the DGCL and the NGCL. Without limiting the foregoing, on the Effective Date, all the property, rights, privileges, powers and franchises of Endovasc Nevada shall vest in Endovasc Delaware, as the Surviving Corporation, and all debts, liabilities and duties of Endovasc Nevada shall become the debts, liabilities and duties of Endovasc Delaware, as the Surviving Corporation.

         1.7      Certificate of Incorporation; Bylaws.
                  ------------------------------------

                  (a) From and after the Effective Date, the Certificate of Incorporation of Endovasc Delaware as in effect immediately prior to the Effective Date, shall be the Certificate of Incorporation of the Surviving Corporation.

                  (b) From and after the Effective Date, the Bylaws of Endovasc Delaware as in effect immediately prior to the Effective Date, shall be the Bylaws of the Surviving Corporation.

         1.8 Directors and Officers of the Surviving Corporation. From and after the Effective Date, the directors or officers of Endovasc Delaware serving as directors or officers of Endovasc Delaware immediately prior to the Effective Date, shall be the directors and officers of the Surviving Corporation.

                                   ARTICLE II
                              CONVERSION OF SHARES

         2.1 Conversion of Capital Stock. Upon the Effective Date, by virtue of the Merger and without any action on the part of the holders of any outstanding shares of capital stock or other securities of Endovasc Nevada, each 40 shares of common stock of Endovasc Nevada, par value $0.001 per share ("Company Common Stock"), issued and outstanding or held in treasury immediately prior to the Effective Date shall be converted into one (1) fully paid and nonassessable share of Common Stock, par value $0.001 per share, of the Surviving Corporation ("Delaware Common Stock"), except for those shares of Company Common Stock with respect to which the holders thereof duly exercise their dissenters' rights under Nevada law and each share of Series A 8% Cumulative Convertible Preferred Stock of Endovasc Nevada, par value $0.001 per share (the "Series A Preferred Stock"), Series B Convertible Preferred Stock of Endovasc Nevada, par value $0.001 per share (the "Series B Preferred Stock"), and Series C Convertible Preferred Stock of Endovasc Nevada, par value $0.001 per share (the "Series C Preferred Stock") (collectively, the "Company Preferred Stock") issued and outstanding immediately prior to the Effective Date shall be converted into one
(1) fully paid and nonassessable share of Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock, par value $0.001 per share, respectively of the Surviving Corporation ("collectively, the Delaware Preferred Stock") except for those shares of Series A Preferred Stock with respect to which the holders thereof duly exercise their rights of conversion under the terms thereof and for those shares of Series B Preferred Stock and Series C Preferred Stock which automatically convert to Delaware Common Stock by virtue of the Merger. Upon the Effective Date, by virtue of the Merger and without any action on the part of the holders of any outstanding shares of capital stock or other securities of Endovasc Nevada, each certificate which, immediately prior to the Effective Date represented a share or shares of Company Common Stock or a share of Company Preferred Stock shall represent the number of shares of Delaware Common Stock or Delaware Preferred Stock, as specified in this paragraph 2.1.

         2.2 Delaware Common Stock. Upon the Effective Date, each share of Delaware Common Stock or Delaware Preferred Stock issued and outstanding immediately prior to the Merger, if any, shall, by virtue of the Merger and without any action by the holder thereof or Endovasc Delaware, cease to be outstanding, and shall be canceled and returned to the status of authorized but unissued shares and any holder of certificates which immediately prior to the Effective Date represented such shares of Delaware Common Stock or Delaware Preferred Stock shall thereafter cease to have any rights with respect to such shares.

         2.3      Endovasc Nevada Employee Plans and Options.
                  ------------------------------------------

                  (a) Upon the Effective Date, each outstanding and unexercised option or other right to purchase or security convertible into Company Common Stock, except the Company Preferred Stock, shall become an option or right to purchase or a security convertible into Delaware Common Stock on the basis of one share of Delaware Common Stock for each 40 shares of Company Common Stock issuable pursuant to such option, stock purchase right or convertible security, on the same terms and conditions and at an exercise price per share equal to the exercise price applicable to any such Endovasc Nevada option, stock purchase right or convertible security on the Effective Date. There are no options or stock purchase rights for or securities convertible into the preferred stock of Endovasc Nevada, par value $0.001 per share.

                  (b) A number of shares of Delaware Common Stock shall be reserved for issuance upon the exercise of options, stock purchase rights and convertible securities equal to the number of shares of Company Common Stock so reserved immediately prior to the Effective Date.

                                   ARTICLE III
                         REPRESENTATIONS AND WARRANTIES

          3.1 Representations and Warranties of Endovasc Nevada. Endovasc Nevada hereby covenants and agrees that it:

                  (a) Is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada, and has all the requisite power and authority to own, lease and operate its properties and assets and to carry on its business as it is now being conducted;

                  (b) Is duly qualified to do business as a foreign person, and is in good standing, in each jurisdiction where the character of its properties or the nature of its activities make such qualification necessary;

                  (c) Is not in violation of any provisions of its articles of incorporation or bylaws; and

                  (d) Has full corporate power and authority to execute and deliver this Agreement and, assuming the approval of this Agreement by the stockholders of Endovasc Nevada in accordance with the NGCL, consummate the Merger and the other transactions contemplated by this Agreement.

         3.2 Representations and Warranties of Endovasc Delaware. Endovasc Delaware hereby covenants and agrees that it:

                  (a) Is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, and has all the requisite power and authority to own, lease and operate its properties and assets and to carry on its business as it is now being conducted;

                  (b) Is duly qualified to do business as a foreign person, and is in good standing, in each jurisdiction where the character of its properties or the nature of its activities make such qualification necessary;

                  (c) Is not in violation of any provisions of its certificate of incorporation or bylaws; and

                  (d) Has full corporate power and authority to execute and deliver this Agreement and, assuming, prior to the issuance of shares of stock of Endovasc Delaware, the approval of the board of directors of Endovasc Delaware in accordance with the DGCL, consummate the Merger and the other transactions contemplated by this Agreement.

                                   ARTICLE IV
                                   TERMINATION

         4.1 Termination. At any time prior to the Effective Date, this Agreement may be terminated and the Merger abandoned for any reason whatsoever by the Board of Directors of either Endovasc Nevada or Endovasc Delaware, or both of them, notwithstanding the approval of this Agreement and the Merger by a majority of the voting power of Endovasc Nevada.

                                    ARTICLE V
                               FURTHER ASSURANCES

         5.1 Further Assurances as to Endovasc Nevada. From time to time, as and when required by Endovasc Delaware or by its successors or assigns, there shall be executed and delivered on behalf of Endovasc Nevada such deeds and other instruments, and there shall be taken or caused to be taken by Endovasc Delaware such further and other actions as shall be appropriate or necessary in order to vest or perfect in or conform of record or otherwise by Endovasc Delaware the title to and possession of all the property, interests, assets, rights, privileges, immunities, powers, franchises and authority of Endovasc Nevada and otherwise to carry out the purposes of this Agreement, the officers and directors of Endovasc Delaware are fully authorized in the name and on behalf of Endovasc Nevada or otherwise to take any and all such action and to execute and deliver any and all such deeds and other instruments.

                                   ARTICLE VI
                                  MISCELLANEOUS

         6.1 Amendment. Subject to applicable law, at any time prior to the Effective Date, this Agreement may be amended, modified or supplemented only by the written agreement of Endovasc Nevada and Endovasc Delaware.

         6.2 Assignment; Third Party Beneficiaries. Neither this Agreement, nor any right, interest or obligation hereunder shall be assigned by any of the parties hereto without the prior written consent of the other parties. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. This Agreement is not intended to confer any rights or benefits upon any person other than the parties hereto.

         6.3 Registered Office. The registered office of the Surviving Corporation in the State of Delaware shall be 1209 Orange Street, in the City of Wilmington, County of New Castle, 19801 and CT Corporation System shall be the registered agent of the Surviving Corporation at such address.

         6.4 Executed Agreement. Executed copies of this Agreement will be on file at the principal place of business of the Surviving Corporation at Endovasc Ltd., Inc. at 15001 Walden Road, Suite 108, Montgomery, Texas 77356, and copies of this Agreement will be furnished to any stockholder of any of the parties hereto, upon request and without cost.

         6.5 Governing Law. This Agreement shall in all respects be interpreted by, and construed, interpreted and enforced in accordance with and pursuant to the laws of the State of Delaware and, so far as applicable, by the provisions of the NGCL.

         6.6 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         6.7 Entire Agreement; Modification. This Agreement and the documents referred to herein are intended by the parties as a final expression of their agreement with respect to the subject matter hereof, and are intended as a complete and exclusive statement of the terms and conditions of that agreement, and there are not other agreements or understandings, written or oral, among the parties, relating to the subject matter hereof. This Agreement supercedes all prior agreements and understandings, written or oral, among the parties with respect to the subject matter hereof.

         IN WITNESS WHEREOF, the undersigned, intending to be legally bound hereby, have duly executed this Agreement as of the date first stated above.

ENDOVASC Ltd., INC.
(a Nevada corporation)


By:/s/Dr. David P. Summers
   -----------------------------------------
      Dr. David P. Summers, President


ENDOVASC Ltd., INC.
(a Delaware corporation)


By:/s/Dr. David P. Summers
   -----------------------------------------
      Dr. David P. Summers, President


                                    EXHIBIT B

                          CERTIFICATE OF INCORPORATION
                                       OF
                               ENDOVASC LTD., INC.


                                    ARTICLE I
                                      Name

      The name of the Corporation is Endovasc Ltd., Inc. (herein the "Corporation").


                                   ARTICLE II
                           Registered Office and Agent

       The address of its registered office in the State of Delaware is The Corporation Trust Center at 1209 Orange Street, in the City of Wilmington, County of Newcastle, State of Delaware. The name of its registered agent at such address is The Corporation Trust Company.


                                   ARTICLE III
                                     Powers

        The purpose for which the Corporation is organized is to transact all lawful business for which corporations may be incorporated pursuant to the laws of the State of Delaware. The Corporation shall have all the powers of a corporation organized under the General Corporation Law of the State of Delaware.

                                   ARTICLE IV
                                      Term

        The Corporation is to have perpetual existence.


                                    ARTICLE V
                                  Capital Stock

        The aggregate number of shares of all classes of capital stock which the Corporation has authority to issue is 220,000,000 of which 200,000,000 are to be shares of common stock, $.001 par value per share, and of which 20,000,000 are to be shares of serial preferred stock, $.001 par value per share. The shares may be issued by the Corporation from time to time as approved by the board of directors of the Corporation without the approval of the stockholders except as otherwise provided in this Article V or the rules of a national securities exchange if applicable. The consideration for the issuance of the shares shall be paid to or received by the Corporation in full before their issuance and shall not be less than the par value per share. The consideration for the issuance of the shares shall be cash, services rendered, personal property (tangible or intangible), real property, leases of real property or any combination of the foregoing. In the absence of actual fraud in the transaction, the judgment of the board of directors as to the value of such consideration shall be conclusive. Upon payment of such consideration such shares shall be deemed to be fully paid and nonassessable. In the case of a stock dividend, the part of the surplus of the Corporation which is transferred to stated capital upon the issuance of shares as a stock dividend shall be deemed to be the consideration for their issuance.

          A description of the different classes and series (if any) of the Corporation's capital stock, and a statement of the relative powers, designations, preferences and rights of the shares of each class and series (if any) of capital stock, and the qualifications, limitations or restrictions thereof, are as follows:

          A. Common Stock. Except as provided in this Certificate, the holders of the common stock shall exclusively posses all voting power.
Subject to the provisions of this Certificate, each holder of shares of common stock shall be entitled to one vote for each share held by such holders.

         Whenever there shall have been paid, or declared and set aside for payment, to the holders of the outstanding shares of any class or series of stock having preference over the common stock as to the payment of dividends, the full amount of dividends and sinking fund or retirement fund or other retirement payments, if any, to which such holders are respectively entitled in preference to the common stock, then dividends may be paid on the common stock, and on any class or series of stock entitled to participate therewith as to dividends, out of any assets legally available for the payment of dividends, but only when and as declared by the board of directors of the Corporation.

         In the event of any liquidation, dissolution or winding up of the Corporation, after there shall have been paid, or declared and set aside for payment, to the holders of the outstanding shares of any class having preference over the common stock in any such event, the full preferential amounts to which they are respectively entitled, the holders of the common stock and of any class or series of stock entitled to participate therewith, in whole or in part, as to distribution of assets shall be entitled, after payment or provision for payment of all debts and liabilities of the Corporation, to receive the remaining assets of the Corporation available for distribution, in cash or in kind.

          Each share of common stock shall have the same relative powers, preferences and rights as, and shall be identical in all respects with, all the other shares of common stock of the Corporation.

           B.       Serial  Preferred  Stock.  Except as provided in this
Certificate, the board of directors of the Corporation is authorized, by resolution or resolutions from time to time adopted, to provide for the issuance of serial preferred stock in series and to fix and state the powers, designations, preferences and relative, participating, optional or other special rights of the shares of each such series, and the qualifications, limitation or restrictions thereof, including, but not limited to determination of any of the following:

                  (1) the distinctive serial designation and the number of shares constituting such series;

                  (2) the rights in respect of dividends, if any, to be paid on the shares of such series, whether dividends shall be cumulative and, if so, from which date or dates, the payment or date or dates for dividends, and the participating or other special rights, if any, with respect to dividends;

                  (3) the voting powers, full or limited, if any, of the shares of such series;

                  (4) whether the shares of such series shall be redeemable and, if so, the price or prices at which, and the terms and conditions upon which such shares may be redeemed;

                  (5) the amount or amounts payable upon the shares of such series in the event of voluntary or involuntary liquidation, dissolution or winding up of the Corporation;

                  (6) whether the shares of such series shall be entitled to the benefits of a sinking or retirement fund to be applied to the purchase or redemption of such shares, and, if so entitled, the amount of such fund and the manner of its application, including the price or prices at which such shares may be redeemed or purchased through the application of such funds;

                  (7) whether the shares of such series shall be convertible into, or exchangeable for, shares of any other class or classes or any other series of the same or any other class or classes of stock of the Corporation and, if so convertible or exchangeable, the conversion price or prices, or the rate or rates of exchange, and the adjustments thereof, if any, at which such conversion or exchange may be made, and any other terms and conditions of such conversion or exchange;

                  (8) the subscription or purchase price and form of consideration for which the shares of such series shall be issued; and

                  (9) whether the shares of such series which are redeemed or converted shall have the status of authorized but unissued shares of serial preferred stock and whether such shares may be reissued as shares of the same or any other series of serial preferred stock.

        Each share of each series of serial preferred stock shall have the same relative powers, preferences and rights as, and shall be identical in all respects with, all the other shares of the Corporation of the same series, except the times from which dividends on shares which may be issued from time to time of any such series may begin to accrue.

Series A Convertible Preferred Stock

         1. Designation: Number of Shares. The designation of said series of Preferred Stock shall be Series A 8% Cumulative Convertible Preferred Stock (the "Series A Preferred Stock"). The number of shares of Series A Preferred Stock shall be 55,000. Each share of Series A Preferred Stock shall have a stated value equal to $100 (as adjusted for any stock dividends, combinations or splits with respect to such shares) (the "Stated Value"), and $.001 par value.

         2. Dividends.
            ---------

                  (a) The Holders of outstanding shares of Series A Preferred Stock shall be entitled to receive preferential dividends in cash out of any funds of the Corporation legally available at the time for declaration of dividends before any dividend or other distribution will be paid or declared and set apart for payment on any shares of any Common Stock, or other class of stock presently authorized or to be authorized (the Common Stock, and such other stock being hereinafter collectively the "Junior Stock") at the rate of 8% simple interest per annum on the Stated Value per share payable quarterly commencing with the quarter ending June 30, 2000 when as and if declared, at the Corporation's option however that dividend payments may be made in additional fully paid and non assessable shares of Series A Preferred Stock at a rate of one share of Series A Preferred Stock for each $100 of such dividend not paid in cash, and the issuance of such additional shares shall constitute full payment of such dividend. Dividends may be paid with Series A Preferred Stock only if the Common Stock deliverable upon conversion of such Series A Preferred Stock will have been included for public resale in an effective registration statement filed with the Securities and Exchange Commission on the dates such dividends are payable and paid to the Holders, otherwise the dividend will be paid in cash.

                  (b) The dividends on the Series A Preferred Stock at the rates provided above shall be cumulative whether or not earned so that, if at any time full cumulative dividends at the rate aforesaid on all shares of the Series A Preferred Stock then outstanding from the date from and after which dividends thereon are cumulative to the end of the quarterly dividend period next preceding such time shall not have been paid or declared and set apart for payment, or if the full dividend on all such outstanding Series A Preferred Stock for the then current dividend period shall not have been paid or declared and set apart for payment, the amount of the deficiency shall be paid or declared and set apart for payment (but without interest thereon) before any sum shall be set apart for or applied by the Corporation or a subsidiary of the Corporation to the purchase, redemption or other acquisition of the Series A Preferred Stock or any shares of any other class of stock ranking on a parity with the Series A Preferred Stock ("Parity Stock") and before any dividend or other distribution shall be paid or declared and set apart for payment on any Junior Stock and before any sum shall be set aside for or applied to the purchase, redemption or other acquisition of Junior Stock.

                  (c) Dividends on all shares of the Series A Preferred Stock shall begin to accrue and be cumulative from and after the date of issuance thereof. A dividend period shall be deemed to commence on the day following a quarterly dividend payment date herein specified and to end on the next succeeding quarterly dividend payment date herein specified.

         3.       Liquidation Rights.
                  ------------------

                  (a) Upon the dissolution, liquidation or winding-up of the Corporation, whether voluntary or involuntary, the Holders of the Series A Preferred Stock shall be entitled to receive before any payment or distribution shall be made on the Junior Stock, out of the assets of the Corporation available for distribution to stockholders, the Stated Value per share of Series A Preferred Stock and all accrued and unpaid dividends to and including the date of payment thereof. Upon the payment in full of all amounts due to Holders of the Series A Preferred Stock the Holders of the Common Stock of the Corporation and any other class of Junior Stock shall receive all remaining assets of the Corporation legally available for distribution. If the assets of the Corporation available for distribution to the Holders of the Series A Preferred Stock shall be insufficient to permit payment in full of the amounts payable as aforesaid to the Holders of Series A Preferred Stock upon such liquidation, dissolution or winding-up, whether voluntary or involuntary, then all such assets of the Corporation shall be distributed to the exclusion of the Holders of shares of Junior Stock ratably among the Holders of the Series A Preferred Stock.

                  (b) Neither the purchase nor the redemption by the Corporation of shares of any class of stock nor the merger or consolidation of the Corporation with or into any other corporation or corporations nor the sale or transfer by the Corporation of all or any part of its assets shall be deemed to be a liquidation, dissolution or winding-up of the Corporation for the purposes of this paragraph 3.

         4. Conversion into Common Stock. Shares of Series A Preferred Stock shall have the following conversion rights and obligations:

                  (a) Subject to the further provisions of this paragraph 4 each Holder of shares of Series A Preferred Stock shall have the right at any time commencing after the issuance to the Holder of Series A Preferred Stock, to convert such shares into fully paid and non-assessable shares of Common Stock of the Corporation (as defined in paragraph 4(i) below) determined in accordance with the Conversion Price provided in paragraph 4(b) below (the "Conversion Price"); provided, that the aggregate Stated Value to be converted shall be at least $10,000 (unless if at the time of such conversion the aggregate Stated Value of all shares of Series A Preferred Stock registered to the Holder is less than $10,000, then the whole amount may be converted). All issued or accrued but unpaid dividends may be converted at the election of the Holder simultaneously with the conversion of principal amount of Stated Value of Series A Preferred Stock being converted.

                  (b) The number of shares of Common Stock issuable upon conversion of each share of Series A Preferred Stock shall equal (i) the sum of (A) the Stated Value per share and (B) at the Holder's election accrued and unpaid dividends on such share, divided by (ii) the Conversion Price. The Conversion Price shall be, at the election of the Holder, (x) 85% of the average of the three lowest Closing Bid Prices for the thirty (30) trading days immediately preceding the issue date of the Series A Preferred Stock to the Holders who receive Series A Preferred Stock in the Corporation's initial offering of Series A Preferred Stock ("Initial Closing Date"), or (y) 70% of the average of the three (3) lowest Closing Bid Prices for the thirty (30) days immediately preceding the conversion of the respective shares of Series A Preferred Stock or such shorter period commencing on the Initial Closing Date (Lookback Period"). The Closing Bid Price shall mean the closing bid price of the Corporation's Common Stock as reported by the NASD OTC Bulletin Board or the principal exchange or market where traded.

                  (c) The Holder of any certificate for shares of Series A Preferred Stock desiring to convert any of such shares may give notice of its decision to convert the shares into common stock by delivering or telecopying an executed and completed notice of conversion to the Corporation or the Corporation's Transfer Agent and delivering within three business days thereafter, the original certificate for the Preferred Stock properly endorsed for or accompanied by duly executed instruments of transfer (and such other transfer papers as said Transfer Agent may reasonably require) to the Corporation or the Corporation's Transfer Agent. Each date on which a notice of conversion is delivered or telecopied to the Corporation or the Corporation's Transfer Agent in accordance with the provisions hereof shall be deemed a Conversion Date. A form of Notice of Conversion that may be employed by a Holder is annexed hereto as Exhibit A. The Corporation will transmit the certificates representing the shares of common stock issuable upon conversion of any Series A Preferred Stock (together with the Series A Preferred Stock representing the shares not converted) to the Holder via express courier, by electronic transfer or otherwise, within five business days after receipt by the Corporation of the original or telecopied notice of conversion and the Series A Preferred Stock representing the shares to be converted ("Delivery Date"). The Holder of the shares so surrendered for conversion shall be entitled to receive on or before the Delivery Date a certificate or certificates which shall be expressed to be fully paid and non-assessable for the number of shares of Common Stock to which such Holder shall be entitled upon such conversion registered in the name of such Holder. The Corporation is obligated to deliver to the Holder simultaneously with the aforedescribed Common Stock, at the election of the Holder, additional Common Stock representing the conversion at the Conversion Price, of dividends accrued on the Series A Preferred Stock being converted. In the case of any Series A Preferred Stock which is converted in part only the Holder of shares of Series A Preferred Stock shall upon delivery of the certificate or certificates representing Common Stock also receive a new share certificate representing the unconverted portion of the shares of Series A Preferred Stock. Nothing herein shall be construed to give any Holder of shares of Series A Preferred Stock surrendering the same for conversion the right to receive any additional shares of Common Stock or other property which results from an adjustment in conversion rights under the provisions of paragraph (d) or (e) of this paragraph 4 until Holders of Common Stock are entitled to receive the shares or other property giving rise to the adjustment.

                  In the case of the exercise of the conversion rights set forth in paragraph 4(a) the conversion privilege shall be deemed to have been exercised and the shares of Common Stock issuable upon such conversion shall be deemed to have been issued upon the date of receipt by the Corporation or Transfer Agent of the Notice of Conversion. The person or entity entitled to receive Common Stock issuable upon such conversion shall, on the date such conversion privilege is deemed to have been exercised and thereafter, be treated for all purposes as the record Holder of such Common Stock and shall on the same date cease to be treated for any purpose as the record Holder of such shares of Series A Preferred Stock so converted.

                  Upon the conversion of any shares of Series A Preferred Stock no adjustment or payment shall be made with respect to such converted shares on account of any dividend on the Common Stock, except that the Holder of such converted shares shall be entitled to be paid any dividends declared on shares of Common Stock after conversion thereof.

                  The Corporation shall not be required, in connection with any conversion of Series A Preferred Stock, and payment of dividends on Series A Preferred Stock to issue a fraction of a share of its Series A Preferred Stock and shall instead deliver a stock certificate representing the next whole number.

                  The Corporation and Holder may not convert that amount of the Series A Preferred Stock on a Conversion Date in amounts inconsistent with the limitations set forth in the Subscription Agreement in connection with that number of shares of Common Stock which would be in excess of the sum of (i) the number of shares of Common Stock beneficially owned by the Subscriber and its affiliates on such Conversion Date, and (ii) the number of shares of Common Stock issuable upon the conversion of the Series A Preferred Stock with respect to which the determination of this proviso is being made on such Conversion Date, which would result in beneficial ownership by the Holder and its affiliates of more than 9.99% of the outstanding shares of Common Stock of the Corporation. For the purposes of the proviso to the immediately preceding sentence, beneficial ownership shall be determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended, and Regulation 13d-3 thereunder. The Holder may revoke the conversion limitation described in this Paragraph upon 75 days prior notice to the Corporation. The Holder may allocate which of the equity of the Corporation deemed beneficially owned by the Holder shall be included in the 9.9% amount described above and which shall be allocated to the excess above 9.99%.

                  (d) The Conversion Price determined pursuant to 4(b)(x) shall be subject to adjustment from time to time as follows:

                           (i) In case the Corporation shall at any time (A)
                  declare any dividend or distribution on its Common Stock or other securities of the Corporation other than the Series A Preferred Stock, (B) split or subdivide the outstanding Common Stock, (C) combine the outstanding Common Stock into a smaller number of shares, or (D) issue by reclassification of its Common Stock any shares or other securities of the Corporation, then in each such event the Conversion Price shall be adjusted proportionately so that the Holders of Series A Preferred Stock shall be entitled to receive the kind and number of shares or other securities of the Corporation which such Holders would have owned or have been entitled to receive after the happening of any of the events described above had such shares of Series A Preferred Stock been converted immediately prior to the happening of such event (or any record date with respect thereto). Such adjustment shall be made whenever any of the events listed above shall occur. An adjustment made to the Conversion pursuant to this paragraph 4(d)(i) shall become effective immediately after the effective date of the event retroactive to the record date, if any, for the event.

                  (e) (i) In case of any merger of the Corporation with or into any other corporation (other than a merger in which the Corporation is the surviving or continuing corporation and which does not result in any reclassification, conversion, or change of the outstanding shares of Common Stock) then unless the right to convert shares of Series A Preferred Stock shall have terminated, as part of such merger lawful provision shall be made so that Holders of Series A Preferred Stock shall thereafter have the right to convert each share of Series A Preferred Stock into the kind and amount of shares of stock and/or other securities or property receivable upon such merger by a Holder of the number of shares of Common Stock into which such shares of Series A Preferred Stock might have been converted immediately prior to such consolidation or merger. Such provision shall also provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in paragraph (d) of this paragraph 4. The foregoing provisions of this paragraph 4(e) shall similarly apply to successive mergers.

                  (ii) In case of any sale or conveyance to another person or entity of the property of the Corporation as an entirety, or substantially as an entirety, in connection with which shares or other securities or cash or other property shall be issuable, distributable, payable, or deliverable for outstanding shares of Common Stock, then, unless the right to convert such shares shall have terminated, lawful provision shall be made so that the Holders of Series A Preferred Stock shall thereafter have the right to convert each share of the Series A Preferred Stock into the kind and amount of shares of stock or other securities or property that shall be issuable, distributable, payable, or deliverable upon such sale or conveyance with respect to each share of Common Stock immediately prior to such conveyance.

                  (f) Whenever the number of shares to be issued upon conversion of the Series A Preferred Stock is required to be adjusted as provided in this paragraph 4, the Corporation shall forthwith compute the adjusted number of shares to be so issued and prepare a certificate setting forth such adjusted conversion amount and the facts upon which such adjustment is based, and such certificate shall forthwith be filed with the Transfer Agent for the Series A Preferred Stock and the Common Stock; and the Corporation shall mail to each Holder of record of Series A Preferred Stock notice of such adjusted conversion price.

                  (g) In case at any time the Corporation shall propose:

                           (i) to pay any dividend or distribution payable in
                  shares upon its Common Stock or make any distribution (other than cash dividends) to the Holders of its Common Stock; or

                           (ii) to offer for subscription to the Holders of its
                  Common Stock any additional shares of any class or any other rights; or

                           (iii) any capital reorganization or reclassification
                  of its shares or the merger of the Corporation with another corporation (other than a merger in which the Corporation is the surviving or continuing corporation and which does not result in any reclassification, conversion, or change of the outstanding shares of Common Stock); or

                           (iv) the voluntary dissolution, liquidation or
                  winding-up of the Corporation;

                  then, and in any one or more of said cases, the Corporation shall cause at least fifteen (15) days prior notice of the date on which (A) the books of the Corporation shall close or a record be taken for such stock dividend, distribution, or subscription rights, or (B) such capital reorganization, reclassification, merger, dissolution, liquidation or winding-up shall take place, as the case may be, to be mailed to the Transfer Agent for the Series A Preferred Stock and for the Common Stock and to the Holders of record of the Series A Preferred Stock.

                  (h) So long as any shares of Series A Preferred Stock shall remain outstanding and the Holders thereof shall have the right to convert the same in accordance with provisions of this paragraph 4 the Corporation shall at all times reserve from the authorized and unissued shares of its Common Stock a sufficient number of shares to provide for such conversions.

                  (i) The term Common Stock as used in this paragraph 4 shall mean the $.001 par value Common Stock of the Corporation as such stock is constituted at the date of issuance thereof or as it may from time to time be changed or shares of stock of any class of other securities and/or property into which the shares of Series A Preferred Stock shall at any time become convertible pursuant to the provisions of this paragraph 4.

                  (j) The Corporation shall pay the amount of any and all issue taxes (but not income taxes) which may be imposed in respect of any issue or delivery of stock upon the conversion of any shares of Series A Preferred Stock, but all transfer taxes and income taxes that may be payable in respect of any change of ownership of Series A Preferred Stock or any rights represented thereby or of stock receivable upon conversion thereof shall be paid by the person or persons surrendering such stock for conversion.

                  (k) In the event a Holder shall elect to convert any shares of Series A Preferred Stock as provided herein, the Corporation may not refuse conversion based on any claim that such Holder or any one associated or affiliated with such Holder has been engaged in any violation of law, or for any other reason unless, an injunction from a court, on notice, restraining and or enjoining conversion of all or part of said shares of Series A Preferred Stock shall have been issued and the Corporation posts a surety bond for the benefit of such Holder in the amount of 150% of the Stated Value of the Series A Preferred Stock and dividends sought to be converted, which is subject to the injunction, which bond shall remain in effect until the completion of arbitration/litigation of the dispute and the proceeds of which shall be payable to such Holder in the event it obtains judgment.

                  (l) In addition to any other rights available to the Holder, if the Corporation fails to deliver to the Holder such certificate or certificates pursuant to Section 4(c) by the Delivery Date and if after the Delivery Date the Holder purchases (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by such Holder of the Common Stock which the Holder anticipated receiving upon such conversion (a "Buy-In"), then the Corporation shall pay in cash to the Holder (in addition to any remedies available to or elected by the Holder) the amount by which (A) the Holder's total purchase price (including brokerage commissions, if any) for the shares of Common Stock so purchased exceeds (B) the aggregate Stated Value of the shares of Series A Preferred Stock for which such conversion was not timely honored, together with interest thereon at a rate of 15% per annum, accruing until such amount and any accrued interest thereon is paid in full (which amount shall be paid as liquidated damages and not as a penalty). For example, if the Holder purchases shares of Common Stock having a total purchase price of $11,000 to cover a Buy-In with respect to an attempted conversion of $10,000 of Stated Value of Series A Preferred Stock, the Corporation shall be required to pay the Holder $1,000, plus interest. The Holder shall provide the Corporation written notice indicating the amounts payable to the Holder in respect of the Buy-In.

         5. Mandatory Conversion. The shares of Series A Preferred Stock and dividends may not be converted without the consent of the Holder.

         6. Voting Rights. The shares of Series A Preferred Stock shall not have voting rights.

         7. Redemption. From and after the Effective Date of the Registration Statement as defined in Section 10.1(iv) of the Subscription Agreement entered into by the Corporation and Holder (or Holder's predecessor) relating to the Series A Preferred Stock ("Subscription Agreement"), the Corporation will have the option, provided notice is given to the Holder within five (5) days of delivery of a Notice of Conversion ("Notice of Redemption") of redeeming the Series A Preferred Stock ("Optional Redemption") which is the subject of the Notice of Conversion, by paying to the Holder a sum of money equal 130% of the Stated Value of the aggregate of the Series A Preferred Stock being redeemed plus the dollar amount of accrued dividends on the Series A Preferred Stock being redeemed ("Redemption Amount"). A Notice of Redemption may be given by the Company only if the Conversion Price elected by the Holder is calculated pursuant to Section 4(b)(y) of this Certificate of Designation. The date Notice of Redemption is given by the Corporation is the "Redemption Date." A Notice of Redemption must be accompanied by a certificate signed by the chief executive officer or chief financial officer of the Corporation stating that the Corporation has on deposit and segregated ready funds equal to the Redemption Amount. The Redemption Amount must be paid in good funds to the Holder on the Delivery Date. In the event the Corporation fails to pay the Redemption Amount by such Delivery Date, then the Redemption Notice will be null and void with respect to the Series A Preferred Stock for which the Redemption Amount had not been timely paid and the Corporation will thereafter have no further right to effect an Optional Redemption. Any Notice of Redemption must be given to all Holders of Series A Preferred Stock in proportion to their holdings of Series A Preferred Stock on a Redemption Date.

         8. Event of Default. The occurrence of any of the following events of default ("Event of Default") shall, after the applicable period to cure the Event of Default, cause the dividend rate of 8% described in paragraph 2 hereof to become 15% from and after the occurrence of such event, and the Holder shall have the option to require the Corporation to redeem the Series A Preferred Stock held by such Holder by the immediate payment to the Holder by the Corporation of a sum of money equal to the number of shares that would be issuable upon conversion of an amount of Stated Value and accrued dividends designated by the Holder at the Conversion Price in effect as of the trading day prior to the date notice is given to the Corporation by the Holder multiplied by the average of the closing ask prices of the Corporation's Common Stock for the same days employed when determining such Conversion Price:

                  (a) The Corporation fails to pay any dividend payment required to be paid pursuant to the terms of paragraph 2 hereof or the failure to timely pay any other sum of money due to the Holder from the Corporation and such failure continues for a period of ten (10) days after written notice to the Corporation from the Holder.

                  (b) The Corporation breaches any material covenant, term or condition of the Subscription Agreement entered into between the Corporation and Holder relating to Series A Preferred Stock ("Subscription Agreement") or in this Certificate of Designation, and such breach continues for a period of seven (7) days after written notice to the Corporation from the Holder.

                  (c) Any material representation or warranty of the Corporation made in the Subscription Agreement, or in any agreement, statement or certificate given in writing pursuant thereto shall be false or misleading.

                  (d) The Corporation or any of its subsidiaries shall make an assignment of a substantial part of its property or business for the benefit of creditors, or apply for or consent to the appointment of a receiver or trustee for it or for a substantial part of its property or business, or such a receiver or trustee shall otherwise be appointed.

                  (e) Any money judgment, confession of judgment, writ or similar process shall be entered against the Corporation, a subsidiary of the Corporation, or their property or other assets for more than $50,000, and is not vacated, satisfied, bonded or stayed within 45 days.

                  (f) Bankruptcy, insolvency, reorganization or liquidation proceedings or other proceedings or relief under any bankruptcy law or any law for the relief of debtors shall be instituted by or against the Corporation or any of its subsidiaries.

                  (g) An order entered by a court of competent jurisdiction, or by the Securities and Exchange Commission, or by the National Association of Securities Dealers, preventing purchase and sale transactions in the Corporation's Common Stock.

                  (h) The Corporation's failure to timely deliver Common Stock to the Holder pursuant to paragraph 4 hereof or the Subscription Agreement.

                  (i) The occurrence of a Non-Registration Event as described in Section 10.4 of the Subscription Agreement.

                  (j) The occurrence of an Approval Default as defined in
         Section 7.1(e) of the Subscription Agreement.

                  (k) Delisting of the Common Stock from the NASD OTC Bulletin Board or such other principal exchange on which the Common Stock is listed for trading, failure to satisfy the requirements for continued listing on such market or exchange, or notification that the Corporation is not in compliance with the conditions for such continued listing.

         9. Status of Converted or Redeemed Stock. In case any shares of Series A Preferred Stock shall be redeemed or otherwise repurchased or reacquired, the shares so redeemed, converted, or reacquired shall resume the status of authorized but unissued shares of Preferred Stock and shall no longer be designated as Series A Preferred Stock.

Series B Convertible Preferred Stock

        1.  Designation and Amount.  There shall be a series of Preferred
Stock designated as "Series B Convertible Preferred Stock," and the number of shares constituting such series shall be 3,000,000. Such series is referred to herein as the "Convertible Preferred Stock."

        2. Stated Capital. The amount to be represented in stated capital at all times for each share of Convertible Preferred Stock shall be $.001.

        3. Rank. All shares of Convertible Preferred Stock all rank prior to all of the Corporation's Common Stock, par value $.001 per share (the "Common Stock"), now or hereafter issued, both as to payment of dividends and as to distributions of assets upon liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary.

        4. Dividends. If any dividend or other distribution payable in cash, securities or other property, including a dividend payable in shares of Common Stock, is declared on the Common Stock, each holder of shares of Convertible Preferred Stock on the record date for such dividend or distribution shall be entitled to receive on the date of payment or distribution of such dividend or other distribution the same cash, securities or other property which such holder would have received on such record date if such holder was the holder of record of the number (including any fraction) of shares of Common Stock into which the shares of Convertible Preferred Stock then held by such holder are then convertible. No dividend or other distribution shall be declared or paid on the Common Stock unless an equivalent dividend or other distribution that satisfies this Section 4 is declared or paid on the Convertible Preferred Stock.

       5. No Liquidation Preference. In the event of any voluntary or involuntary liquidation, dissolution, or winding-up of the Corporation, after distribution in full of the preferential amounts, if any, to be distributed to the holders of shares of any series of preferred stock, having a priority on liquidation superior to that of the Convertible Preferred Stock, the holders of shares of Convertible Preferred Stock shall be entitled to participate with the Common Stock in all of the remaining assets of the Corporation available for distribution to its stockholders, ratably with the holders of Common Stock in proportion to the number of shares of Common Stock held by them, assuming for each holder of Convertible Preferred Stock on the record date for such distribution that each holder was the holder of record of the number (including any fraction) of shares of Common Stock into which the shares of Convertible Preferred Stock then held by such holder are then convertible. A liquidation, dissolution, or winding-up of the Corporation, as such terms are used in this
Section 5, shall not be deemed to be occasioned by or to include any merger of the Corporation with or into one or more corporations or other entities, any acquisition or exchange of the outstanding shares of one or more classes or series of the Corporation, or any sale, lease, exchange, or other disposition of all or a part of the assets of the Corporation..

         6. Voting Rights. Except as otherwise required by law, each share of outstanding Series B Preferred Stock shall entitle the holder thereof to vote on each matter submitted to a vote of the stockholders of the Corporation and to have the number of votes equal to 50 times the number (including any fraction) of shares of Common Stock into which such share of Series B Preferred Stock is then convertible pursuant to the provisions hereof at the record date for the determination of shareholders entitled to vote on such matters or, if no such record date is established, at the date such vote is taken or any written consent of stockholders becomes effective. Except as otherwise required by law or by this Certificate, the holders of shares of Common Stock and Series B Preferred Stock shall vote together and not as separate classes.

         7. No Redemption. The shares of Convertible Preferred Stock are not redeemable.

         8.  Conversion Provisions.
             ---------------------

                  (a) Conversion at Option of Holders. Provided that, and only to the extent that, the Corporation has a sufficient number of shares of authorized but unissued and unreserved Common Stock available to issue upon conversion, each share of Convertible Preferred Stock shall be convertible at the option of the holder thereof, at any time prior to the close of business on the date fixed by the Corporation for redemption or conversion of such share as herein provided, into fully paid and nonassessable shares of Common Stock and such other securities and property as hereinafter provided, initially at the rate of 10 shares of Common Stock for each full share of Convertible Preferred Stock.

                  For the purpose of this Certificate of Designation, the term "Common Stock" shall initially mean the class designated as Common Stock, par value $.001 per share, of the Corporation as of April 15, 1999, subject to adjustment as hereinafter provided.

                  (b) Mandatory Conversion. Upon the occurrence of a Recapitalization Event, each outstanding share of Series B Preferred Stock shall automatically be converted, without cost, on the terms set forth in this Section into the number of fully paid and non-assessable shares of Common Stock as specified by the Conversion Ratio that is in effect at the time of conversion. A "Recapitalization Event" shall be deemed to occur upon either (i) effectiveness of a filing in the office of the Secretary of State of Nevada, or such other state in which the Corporation is legally domiciled, of an amendment to (or amendment and restatement of) the Articles of Incorporation or other charter document of the Corporation that increases the number of authorized shares of Common Stock to a sufficient number (after taking into account all shares reserved for issuance by the Board of Directors) so as to enable the conversion of all outstanding shares of Series B Preferred Stock into such number of fully paid and non-assessable shares of Common Stock as specified by the Conversion Ratio then in effect, (ii) a change in the number of authorized shares of capital stock that the Corporation is authorized to issue by any means, including merger for the purpose of a change of corporate domicile, or (iii) the effective date of any other corporate action that enables the conversion of all outstanding shares of Series B Preferred Stock into such number of fully paid and non-assessable shares of Common Stock as specified by the Conversion Ratio then in effect.

                  (c) Mechanics of Conversion.
                      -----------------------

                           (i) Optional Conversion. Any holder of shares of
                  Convertible Preferred Stock desiring to convert such shares into Common Stock shall surrender the certificate or certificates for such shares of Convertible Preferred Stock at the office of the transfer agent for the Convertible Preferred Stock, which certificate or certificates, if the Corporation shall so require, shall be duly endorsed to the Corporation or in blank, or accompanied by proper instruments of transfer to the Corporation or in blank, accompanied by irrevocable written notice to the Corporation that the holder elects so to convert such shares of Convertible Preferred Stock and specifying the name or names (with address) in which a certificate or certificates for Common Stock are to be issued.

                           No adjustments in respect of any dividend on the
                  Common Stock issued upon conversion shall be made upon the conversion of any shares of Convertible Preferred Stock.

                           Any unpaid dividends on shares surrendered for
                  conversion shall be paid upon the conversion of any shares of Convertible Preferred Stock by issuing additional shares of Common Stock with an aggregate value (as defined below) equal to all accrued and unpaid dividends on the shares of Convertible Preferred Stock converted.

                           The Corporation will, as soon as practicable after
                  such deposit of certificates for Convertible Preferred Stock accompanied by the written notice and, compliance with any other conditions herein contained, deliver at the office of the transfer agent to the person for whose account such shares of Convertible Preferred Stock were so surrendered, or to his nominee or nominees, certificates for the number of full shares of Common Stock to which he shall be entitled as aforesaid, together with a cash adjustment of any fraction of a share as hereinafter provided. Subject to the following provisions of this paragraph, such conversion shall be deemed to have been made as of the date of such surrender of the shares of Convertible Preferred Stock to be converted, and the person or person entitled to receive the Common Stock deliverable upon conversion of such Convertible Preferred Stock shall be treated for all purposes as the record holder or holders of such Common Stock on such date; provided, however, that the Corporation shall not be required to convert any shares of Convertible Preferred Stock while the stock transfer books of the Corporation are closed for any purpose, but the surrender of Convertible Preferred Stock for conversion during any period while such books are so closed shall become effective for conversion immediately upon the reopening of such books as if the surrender had been made on the date of such reopening, and the conversion shall be at the conversion rate in effect on such date.

                           (ii) Mandatory Conversion. The Corporation shall give
                  written notice to each holder of a share of Series B Preferred Stock within ten (10) days after the effectiveness of a Recapitalization Event. Following the conversion of such shares, each holder of shares so converted may surrender the certificate therefor at the office of the Corporation or any transfer agent for the Series B Preferred Stock. Upon such surrender, the Corporation shall issue and deliver to each holder a certificate or certificates for the number of whole shares of Common Stock to which such holder is entitled. In lieu of any fractional shares to which the holder would otherwise be entitled, the Corporation shall the next highest whole number of shares of Common Stock.

                           The conversion of shares of Series B Preferred Stock
                  shall be effective simultaneously with the effectiveness of a Recapitalization Event, whether or not the certificates representing such shares of Series B Preferred Stock shall have been surrendered or new certificates representing the shares of Common Stock into which such shares have been converted shall have been issued and the person or persons entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such shares of Common Stock on such date. Any dividends or distributions declared but unpaid on the Common Stock to which the Series B Preferred Stock is entitled pursuant to Section 6 above, shall be paid on the payment date therefore.

                  (d) Changes in Conversion Rate. The Corporation from time to time may increase the conversion rate by any amount for any period of time if the period is at least 20 days and if the increase is irrevocable during the period whenever the conversion rate is so increased, the Corporation shall mail to holders of record of the Convertible Preferred Stock a notice of the increase at least 15 days before the date the increased conversion rate takes effect, and such notice shall state the increased conversion rate and the period it will be in effect.

         The Corporation may make such increases in the conversion rate, in addition to those required or allowed by this Section 8, as shall be determined by it, as evidenced by a resolution of the Board of Directors, to be advisable in order to avoid or diminish any income tax to holders of Common Stock resulting from any dividend or distribution of stock or issuance of rights or warrants to purchase or subscribe for stock or from any event treated as such for income tax purposes.

         9.  Protective Provisions.
             ---------------------

                  (a) Reservation of Shares; Transfer Taxes; Etc. The Corporation shall at all times serve and keep available, out of its authorized and unissued stock, solely for the purpose of effecting the conversion of the Convertible Preferred Stock, such number of shares of its Common Stock free of preemptive rights as shall from time to time be sufficient to effect the conversion of all shares of Convertible Preferred Stock from time to time outstanding. The Corporation shall from time to time, in accordance with the laws of the State of Nevada, increase the authorized number of shares of Common Stock if at any time the number of shares of Common Stock not outstanding shall not be sufficient to permit the conversion of all the then outstanding shares of Convertible Preferred Stock.

         If any shares of Common Stock required to be reserved for purposes of conversion of the Convertible Preferred Stock hereunder require registration with or approval of any governmental authority under any Federal or State law before such shares may be issued upon conversion, the Corporation will in good faith and as expeditiously as possible endeavor to cause such shares to be duly registered or approved, as the case may be. If the Common Stock is listed on the New York Stock Exchange or any other national securities exchange, the Corporation will, if permitted by the rules of such exchange, list and keep listed on such exchange, upon official notice of issuance, all shares of Common Stock issuable upon conversion of the Convertible Preferred Stock.

         The Corporation will pay any and all issue or other taxes that may be payable in respect of any issue or delivery of shares of Common Stock on conversion of the Convertible Preferred Stock. The Corporation shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issue or delivery of Common Stock (or other securities or assets) in a name other than that which the shares of Convertible Preferred Stock so converted were registered, and no such issue or delivery shall be made unless and until the person requesting such issue has paid to the Corporation the amount of such tax or has established, to the satisfaction of the Corporation, that such tax has been paid.

                  Prior Notice of Certain Events.  In case:
                  ------------------------------

                           (i) The Corporation shall (1) declare any dividend
                  (or any other distribution) on its Common Stock, other than
                  (A) a dividend payable in shares of Common Stock or (B) a dividend payable in cash out of its retained earnings other than any special or nonrecurring or other extraordinary dividend or (2) declare or authorize a redemption or repurchase of in excess of 10% of the than-outstanding shares of Common Stock; or

                           (ii) the Corporation shall authorize the granting to
                  the holders of Common Stock of rights or warrants to subscribe for or purchase any shares of stock of any class or of any other rights or warrants (other than any rights specified in paragraph (c)(i)(1)(B) of this Section 8); or

                           (iii) of any reclassification of Common Stock (other
                  than a subdivision or combination of the outstanding Common Stock, or a change in par value, or from par value to no par value, or from no par value to par value), or of any consolidation or merger to which the Corporation is a party and for which approval of any stockholders of the Corporation shall be required, or of the sale or transfer of all or substantially all of the assets of the Corporation or of any compulsory share exchange whereby the Common Stock is converted into other securities, cash or other property; or

                             (iv) of the voluntary or involuntary dissolution,
                  liquidation or winding up of the Corporation;

         then the Corporation shall cause to be filed with the transfer agent for the Convertible Preferred Stock, and shall cause to be mailed to the holders of record of the Convertible Preferred Stock, at their last address as they shall appear upon the stock transfer books of the Corporation, at least 15 days prior to the applicable record date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption or granting of rights or warrants or, if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distribution, redemption, rights or warrants are to be determined, or (y) the date on which such reclassification, consolidation, merger, sale, transfer, share exchange, dissolution, liquidation or winding up is expected to become effective, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities or other property deliverable upon such reclassification, consolidation, merger, sale, transfer, share exchange, dissolution, liquidation or winding up (but no failure to mail such notice or any defect therein or in the mailing thereof shall affect the validity of the corporate action required to be specified in such notice).

                  (c) Class Voting Rights. So long as the Convertible Preferred Stock is outstanding, the Corporation shall not, without the affirmative vote or consent of the holders of at least a majority of all outstanding Convertible Preferred Stock voting separately as a class, (i) Amend, alter or repeal (by merger or otherwise) any provision of the Articles of Incorporation or the By-Laws of the Corporation, as amended, so as adversely to affect the relative rights, preferences, qualifications, limitations or restrictions of the Convertible Preferred Stock, (ii) authorize or issue, or increase the authorized amount of, any additional class or series of stock, or any security convertible into stock of such class or series, ranking prior to the Convertible Preferred Stock in respect of the payment of dividends or upon liquidation, dissolution or winding up of the Corporation or (iii) effect any reclassification of the Convertible Preferred Stock. A class vote on the part of the Convertible Preferred Stock shall, without limitation, specifically not be deemed to be required (except as otherwise required by law or resolution of the Corporation's Board of Directors) in connection with: (a) the authorization, issuance or increase in the authorized amount of any shares of any other class or series of stock which ranks junior to, or on a parity with, the Convertible Preferred Stock in respect of the payment of dividends and distributions upon liquidation, dissolution or winding up of the Corporation; or (b) the authorization, issuance or increase in the amount of any bonds, mortgages, debentures or other obligations of the Corporation.

                  The affirmative vote or consent of the holders of a majority of the outstanding Convertible Preferred Stock, voting or consenting separately as a class, shall be required to (a) authorize any sale, lease or conveyance of all or substantially all of the assets of the Corporation, or (b) approve any merger, consolidation or compulsory share exchange of the Corporation with or into any other person unless
         (i) the terms of such merger, consolidation or compulsory share exchange do not provide for a change in the terms of the Convertible Preferred Stock and (ii) the Convertible Preferred Stock is, after such merger, consolidation or compulsory share exchange on a parity with or prior to any other class or series of capital stock authorized by the surviving corporation as to dividends and upon liquidation, dissolution or winding up other than any class or series of stock of the Corporation prior to the Convertible Preferred Stock as may have been created with the affirmative vote or consent of the holders of at least 66-2/3% of the Convertible Preferred Stock (or other than a class or series into which such prior stock is converted as a result of such merger, consolidation or share exchange).


        10. Outstanding Shares. For purposes of this Certificate of
Designation, all shares of Convertible Preferred Stock shall be deemed outstanding except (i) from the date of surrender of certificates representing shares of Convertible Preferred Stock, all shares of Convertible Preferred Stock converted into Common Stock; (ii) the effective date of a Recapitalization Event defined in Section 8(b), and (iii) from the date of registration of transfer, all shares of Convertible Preferred Stock held of record by the Corporation or any subsidiary of the Corporation.

         11. Securities Not Registered Under the Securities Act of 1933. Neither the shares of Convertible Preferred Stock nor the Common Stock issuable upon conversion thereof has been registered under the Securities Act of 1933 or the laws of any state of the United States and may not be transferred without such registration or an exemption from registration.

                  (a) Restrictive Legends. Each share of Convertible Preferred Stock and certificate for Common Stock issued upon the conversion of any shares of Convertible Preferred Stock, and each preferred stock certificate issued upon the transfer of any such shares of Convertible Preferred Stock or Common Stock (except as otherwise permitted by this Section 11), shall be stamped or otherwise imprinted with a legend in substantially the following form:

                  "The securities represented hereby have not been registered under the Securities Act of 1933. Such securities may not be sold or transferred in the absence of such registration or an exemption therefrom under said Act."

                  (b) Notice of Proposed Transfer; Opinions of Counsel. Except as provided in paragraph (c) of this Section 11, prior to any transfer of any such shares of Convertible Preferred Stock, or Common Stock, the holder thereof will give written notice to the Corporation of such holder's intention to effect such transfer and to comply in all other respects with this Section 11. Each such notice (A) shall describe the manner and circumstances of the proposed transfer in sufficient detail to enable counsel to render the opinions referred to below, and (B) shall designate counsel for the holder giving such notice (who may be house counsel for such holder). The holder giving such notice will submit a copy thereof to the counsel designated in such notice and the Corporation will promptly submit a copy thereof to its counsel, and the following provisions shall apply:

                           (i) If in the opinion of each such counsel the
                  proposed transfer of such shares of Convertible Preferred Stock or Common Stock may be effected without registration under the Act, the Corporation will promptly notify the holder thereof and such holder shall thereupon be entitled to transfer such shares of Convertible Preferred Stock or Common Stock in accordance with the terms of the notice delivered by such holder to the Corporation. Each share of Convertible Preferred Stock or certificate, if any, issued upon or in connection with such transfer shall bear the appropriate restrictive legend set forth in paragraph (a) of this Section 11, unless in the opinion of each such counsel such legend is no longer required to insure compliance with the Act. If for any reason counsel for the Corporation (after having been furnished with the information required to be furnished by this paragraph (b)) shall fail to deliver an opinion of the Corporation, or the Corporation shall fail to notify such holder thereof as aforesaid, within 20 days after counsel for such holder shall have delivered its opinion to such holder (with a copy to the Corporation), then for all purposes of this Certificate of Designation the opinion of counsel for the Corporation shall be deemed to be the same as the opinion of counsel for such holder.

                           (ii) If in the opinion of either or both of such
                  counsel the proposed transfer of such shares of Convertible Preferred Stock or Common Stock may not be effected without registration under the Act, the Corporation will promptly so notify the holder thereof and thereafter such holder shall not be entitled to transfer such share of Convertible Preferred Stock or Common Stock until receipt of a further notice from the Corporation under subparagraph (i) above or, in the case of Common Stock, until registration of such Common stock under the Act has become effective.

         12. Preemptive Rights. The Convertible Preferred is not entitled to any preemptive or subscription rights in respect of any securities of the Corporation.

         13. Severability of Provisions. Whenever possible, each provision hereof shall be interpreted in a manner as to be effective and valid under applicable law, but if any provision hereof is held to be prohibited by or invalid under applicable law, such provision shall be ineffective only the extent of such prohibition or invalidity, without invalidating or otherwise adversely affecting the remaining provisions hereof. If a court of competent jurisdiction should determine that a provision hereof would be valid or enforceable if a period of time were extended or shortened or a particular percentage were increased or decreased, then such court may make such change as shall be necessary to render the provision in question effective and valid under applicable law.

Series C Convertible Preferred Stock

                  1. DESIGNATION. This series of Preferred Stock shall be designated "Series C Convertible Preferred Stock"(the "SERIES C PREFERRED STOCK").

                  2. NUMBER OF SHARES AND PAR VALUE. The number of shares constituting the Series C Preferred Stock shall be equal to 370,000. Each share of the Series C Preferred Stock shall have no par value.

                  3. RELATIVE SENIORITY. The Series C Preferred Stock shall, in respect of the right to participate in distributions or payments in the event of any liquidation, dissolution or winding up of the Corporation, rank (a) pari passu with the Common Stock (as defined below) of the Corporation and with any other class or series of stock of the Corporation, the terms of which specifically provide that such class or series shall rank pari passu with the Series C Preferred Stock in respect of the right to participate in distributions or payments in the event of any liquidation, dissolution or winding up of the Corporation; and (b) junior to any other class or series of stock of the Corporation, the terms of which specifically provide that such class or series shall rank senior to the Series C Preferred Stock in respect of the right to participate in distributions or payments in the event of any liquidation, dissolution or winding up of the Corporation. The term "COMMON STOCK" shall mean all shares now or hereafter authorized of any class of common stock of the Corporation.

                  4. NO LIQUIDATION PREFERENCE. In the event of any voluntary or involuntary liquidation, dissolution, or winding-up of the Corporation, after distribution in full of the preferential amounts, if any, to be distributed to the holders of shares of any series of Preferred Stock, having a priority on liquidation superior to that of the Series C Preferred Stock, the holders of shares of Series C Preferred Stock shall be entitled to participate with the Common Stock in all of the remaining assets of the Corporation available for distribution to its stockholders, ratably with the holders of Common Stock in proportion to the number of shares of Common Stock held by them, assuming for each holder of Series C Preferred Stock on the record date for such distribution that each holder was the holder of record of the number (including any fraction) of shares of Common Stock into which the shares of Series C Preferred Stock then held by such holder are then convertible. A liquidation, dissolution, or winding-up of the Corporation, as such terms are used in this Section 4, shall not be deemed to be occasioned by or to include any merger of the Corporation with or into one or more corporations or other entities, any acquisition or exchange of the outstanding shares of one or more classes or series of the Corporation, or any sale, lease, exchange, or other disposition of all or a part of the assets of the Corporation.

                  5. VOTING RIGHTS. Except as otherwise required by law, each share of outstanding Series C Preferred Stock shall entitle the holder thereof to vote on each matter submitted to a vote of the stockholders of the Corporation and to have the number of votes equal to the number (including any fraction) of shares of Common Stock into which such share of Series C Preferred Stock is then convertible pursuant to the provisions hereof at the record date for the determination of shareholders entitled to vote on such matters or, if no such record date is established, at the date such vote is taken or any written consent of stockholders becomes effective. Except as otherwise required by law or by this Articles, the holders of shares of Common Stock and Series C Preferred Stock shall vote together and not as separate classes.

                  6. DIVIDENDS AND DISTRIBUTIONS. If any dividend or other distribution payable in cash, securities or other property, including a dividend payable in shares of Common Stock, is declared on the Common Stock, each holder of shares of Series C Preferred Stock on the record date for such dividend or distribution shall be entitled to receive on the date of payment or distribution of such dividend or other distribution the same cash, securities or other property which such holder would have received on such record date if such holder was the holder of record of the number (including any fraction) of shares of Common Stock into which the shares of Series C Preferred Stock then held by such holder are then convertible. No dividend or other distribution shall be declared or paid on the Common Stock unless an equivalent dividend or other distribution that satisfies this Section 6 is declared or paid on the Series C Preferred Stock.

                  7. CONVERSION. The holders of the Series C Preferred Stock shall have conversion rights as follows:

                 (a) Optional Conversion. The holder of each share of Series C
                  Preferred Stock shall have the right (the "CONVERSION RIGHT"), at such holder's option, to convert such share at any time, without cost, on the terms of this Section 7, into the number of fully paid and non-assessable shares of Common Stock as specified by the Conversion Ratio that is in effect at the time of conversion; provided that, and only to the extent that, the Corporation has a sufficient number of shares of authorized but unissued and unreserved Common Stock available to issue upon conversion. The initial "CONVERSION RATIO" for the Series C Preferred Stock is 10:1. The Conversion Ratio shall be subject to adjustment from time to time as provided in this Section 7.

                  (b) Mandatory Conversion. Upon the occurrence of an Increase in Authorized Common Stock, each outstanding share of Series C Preferred Stock shall automatically be converted, without cost, on the terms set forth in this Section into the number of fully paid and non-assessable shares of Common Stock as specified by the Conversion Ratio that is in effect at the time of conversion. An "INCREASE IN AUTHORIZED COMMON STOCK" shall be deemed to occur upon either (i) effectiveness of a filing in the office of the Secretary of State of Delaware, or such other state in which the Corporation is legally domiciled, of an amendment to (or amendment and restatement of) the Articles of Incorporation or other charter document of the Corporation that increases the number of authorized shares of Common Stock to a sufficient number (after taking into account all shares reserved for issuance by the Board of Directors) so as to enable the conversion of all outstanding shares of Series C Preferred Stock into such number of fully paid and non-assessable shares of Common Stock as specified by the Conversion Ratio then in effect, or (ii) the effective date of any other corporate action that enables the conversion of all outstanding shares of Series C Preferred Stock into such number of fully paid and non-assessable shares of Common Stock as specified by the Conversion Ratio then in effect.

                           (c)      Mechanics of Conversion.

                           (i) Optional Conversion. A holder of any share of Series C Preferred Stock may exercise the Conversion Right of such share by surrendering the certificate therefor, duly endorsed, at the office of the Corporation or of any transfer agent for the Series C Preferred Stock, together with a written notice to the Corporation which shall state: (A) that such holder elects to convert the same; and (B) the number of shares of Series C Preferred Stock being converted. Thereupon the Corporation shall promptly issue and deliver to the holder of such shares a certificate or certificates for the number of whole shares of Common Stock to which such holder shall be entitled. In lieu of any fractional shares to which the holder would otherwise be entitled, the Corporation shall pay cash equal to such fraction multiplied by the then fair market value (as determined in good faith by the Board of Directors of the Corporation) of the Common Stock. If the certificate evidencing the Series C Preferred Stock being converted shall also evidence shares of Series C Preferred Stock not being converted, then the Corporation shall also deliver to the holder of such certificate a new stock certificate evidencing the Series C Preferred Stock not converted. The conversion of any shares of Series C Preferred Stock shall be deemed to have been made immediately prior to the close of business on the date that the shares of Series C Preferred Stock to be converted are surrendered to the Corporation, and the person or persons entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such shares of Common Stock on such date. Any dividends or distributions declared but unpaid at the time of conversion with respect to the Series C Preferred Stock so converted, including any dividends declared on the Common Stock to which the Series C Preferred Stock is entitled pursuant to Section 6 above, shall be paid to the holder of Common Stock issued upon conversion of the Series C Preferred Stock upon the payment date therefore.

                                    The Corporation shall give written notice to
                           each holder of a share of Series C Preferred Stock promptly upon the liquidation, dissolution or winding up of the Corporation, and not more than fifty (50) nor less than twenty (20) days before the anticipated date of consummation of any acquisition of the Corporation or any sale of all or substantially all of the assets of the Corporation and no such acquisition of the Corporation or sale of assets shall be effective until such notice shall have been given.

                           (ii) Mandatory Conversion. The Corporation shall give written notice to each holder of a share of Series C Preferred Stock within ten (10) days after the effectiveness of an Increase in Authorized Common Stock. Following the conversion of such shares, each holder of shares so converted may surrender the certificate therefor at the office of the Corporation or any transfer agent for the Series C Preferred Stock. Upon such surrender, the Corporation shall issue and deliver to each holder a certificate or certificates for the number of whole shares of Common Stock to which such holder is entitled. In lieu of any fractional shares to which the holder would otherwise be entitled, the Corporation shall pay cash equal to such fraction multiplied by the then fair market value (as determined in good faith by the Board of Directors of the Corporation) of the Common Stock.

                           The conversion of shares of Series C Preferred Stock shall be effective simultaneously with the effectiveness of an Increase in Authorized Common Stock, whether or not the certificates representing such shares of Series C Preferred Stock shall have been surrendered or new certificates representing the shares of Common Stock into which such shares have been converted shall have been issued and the person or persons entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such shares of Common Stock on such date. Any dividends or distributions declared but unpaid on the Common Stock to which the Series C Preferred Stock is entitled pursuant to Section 6 above, shall be paid on the payment date therefore.

                  (d) Adjustment of Conversion Ratio. The Conversion Ratio for each share of Series C Preferred Stock and the kind of securities issuable upon the conversion of any share of Series C Preferred Stock shall be adjusted from time to time as follows:

                           (i) Subdivision or Combination of Shares. If the Corporation at any time effects a subdivision or combination of the outstanding Common Stock, the Conversion Ratio shall be increased, in the case of a subdivision, or decreased, in the case of a combination, in the same proportions as the Common Stock is subdivided or combined, in each case effective automatically upon, and simultaneously with, the effectiveness of the subdivision or combination which gives rise to the adjustment.

                           (ii) Reclassification, Consolidation or Merger. If at any time, as a result of (A) a capital reorganization or reclassification (other than a subdivision or combination which gives rise to an adjustment of the Conversion Ratio pursuant to Section 7(d)(i)); or (B) a merger or consolidation of the Corporation with another corporation (whether or not the Corporation is the surviving corporation), the Common Stock issuable upon the conversion of the Series C Preferred Stock shall be changed into or exchanged for the same or a different number of shares of any class or classes of stock of the Corporation or any other corporation, or other securities convertible into such shares, then, as a part of such reorganization, reclassification, merger or consolidation, appropriate adjustments shall be made in the terms of the Series C Preferred Stock (or of any securities into which the Series C Preferred Stock is changed or for which the Series C Preferred Stock is exchanged), so that: (x) the holders of Series C Preferred Stock or of such substitute securities shall thereafter be entitled to receive, upon conversion of the Series C Preferred Stock or of such substitute securities, the kind and amount of shares of stock, other securities, money and property which such holders would have received at the time of such capital reorganization, reclassification, merger, or consolidation, if such holders had converted their Series C Preferred Stock immediately prior to such capital reorganization, reclassification, merger, or consolidation, and (y) the Series C Preferred Stock or such substitute securities shall thereafter be adjusted on terms as nearly equivalent as may be practicable to the adjustments theretofore provided in this Section 7(d). No consolidation or merger in which the Corporation is not the surviving corporation shall be consummated unless the surviving corporation shall agree, in writing, to the provisions of this Section 7(d)(ii). The provisions of this Section 7(d)(ii) shall similarly apply to successive capital reorganizations, reclassifications, mergers, and consolidations.

                           (iii) Other Action Affecting Common Stock. If at any time the Corporation takes any action affecting its Common Stock which, in the opinion of the Board of Directors of the Corporation, would have an adverse effect upon the Conversion Rights of the Series C Preferred Stock and the foregoing conversion ratio adjustment provisions are not strictly applicable but the failure to make any adjustment would adversely affect the Conversion Rights, then the Conversion Ratio and the kind of securities issuable upon the conversion of Series C Preferred Stock shall be adjusted to preserve, without dilution, the Conversion Rights in such manner and at such time as the Board of Directors of the Corporation may in good faith determine to be equitable in the circumstances.

                           (iv) Notice of Adjustments. Whenever the Conversion Ratio or the kind of securities issuable upon the conversion of any one of or all of the Series C Preferred Stock shall be adjusted pursuant to Sections 7(d)(i) - (iii) above, the Corporation shall make a certificate signed by its Chief Financial Officer, Secretary or Assistant Secretary, setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated (including a description of the basis on which the Board of Directors of the Corporation made any determination hereunder), and the Conversion Ratio and the kind of securities issuable upon the conversion of the Series C Preferred Stock after giving effect to such adjustment, and shall cause copies of such certificate to be mailed (by first class mail postage prepaid) to each holder of Series C Preferred Stock promptly after each adjustment.

                  (e) Full Consideration. All shares of Common Stock which shall be issued upon the conversion of any Series C Preferred Stock (which is itself fully paid and non-assessable) will, upon issuance, be fully paid and non-assessable. The Corporation will pay such amounts and will take such other action as may be necessary from time to time so that all shares of Common Stock which shall be issued upon the conversion of any Series C Preferred Stock will, upon issuance and without cost to the recipient, be free from all pre-emptive rights, taxes, liens and charges with respect to the issue thereof.

                  (f) No Impairment. The Corporation will not, by amendment of its Articles of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Corporation but will at all times in good faith assist in the carrying out of all the provisions of this Section 7 and in the taking of all such action as may be necessary or appropriate in order to protect the Conversion Rights of the holders of the Series C Preferred Stock against impairment.

                  (g) Cancellation of Series C Preferred Stock. No share of Series C Preferred Stock acquired by the Corporation upon conversion, redemption or purchase shall be reissued and all such shares shall be canceled, retired and returned to the status of authorized and unissued shares of undesignated preferred stock. The Corporation may take such appropriate corporate action to reduce the authorized number of Series C Preferred Stock accordingly.

                  8. PROTECTIVE PROVISIONS. In addition to any other rights provided by law, so long as at least one share of Series C Preferred Stock is outstanding, the Corporation shall not, without first obtaining the affirmative vote or written consent of the holders of not less than a majority of the outstanding shares of the Series C Preferred Stock voting together as a single class:

                           (a) amend or repeal any provision of the
                  Corporation's Articles of Incorporation, Bylaws or this Articles of Designations if such action would materially and adversely alter or change the preferences, rights, privileges or powers of, or the restrictions provided for the benefit of, the Series C Preferred Stock;

                           (b) increase or decrease (other than by conversion)
                  the total number of authorized shares of Series C
                  Preferred Stock;

                           (c) create or issue any series or class, reclassify
                  any authorized capital stock of the Corporation into stock of any series or class, increase the authorized or issued amount of any class or series of stock, or authorize, create, issue or reclassify any obligation or security convertible or exchangeable into or evidencing a right to purchase capital stock of any class or series, that ranks prior to the Series C Preferred Stock as to dividends or rights upon liquidation, dissolution or winding up;

                           (d) issue any Common Stock after the date on which
                  Series C Preferred Stock has been last issued and sold, whether or not subsequently reacquired or retired by the Corporation, for a consideration per share less than fair market value of the Common Stock (as determined in good faith by the Board of Directors of the Corporation) at such issuance or deemed issuance other than: (1) shares of Common Stock issued in transactions giving rise to adjustments under Sections 7(d)(i) or (ii) above, (2) shares of Common Stock issued upon conversion of shares of Series C Preferred Stock, or (3) shares issued upon the conversion of Convertible Securities (as defined below) if the issuance of such Convertible Securities did not violate Section 8(e) below;

                           (e) issue any Convertible Securities with respect to
                  which the Effective Price is less than the fair market value of the Common Stock (as determined in good faith by the Board of Directors of the Corporation), at such issuance or deemed issuance. "CONVERTIBLE SECURITIES" means all rights or options for the purchase of, or stock or other securities convertible into, Common Stock (other than Common Stock issued for the purposes set forth in Sections 8(d)(1) or (2) above) or other Convertible Securities, whenever and each time issued. The "EFFECTIVE PRICE" with respect to any Convertible Securities means the result of dividing: (1) the sum of (x) the total consideration, if any, received by the Corporation for the issuance of such Convertible Securities, plus (y) the minimum consideration, if any, payable to the Corporation upon exercise or conversion of such Convertible Securities (assuming that the full amount of securities issuable upon exercise or conversion are issued), plus (z) the minimum consideration, if any, payable to the Corporation upon exercise or conversion of any Convertible Securities issuable upon exercise or conversion of such Convertible Securities, by: (2) the maximum number of Common Stock (other than Common Stock issued for the purposes set forth in Sections 8(d)(1) or
                  (2) above) issuable upon exercise or conversion of such Convertible Securities or of any Convertible Securities issuable upon exercise or conversion of such Convertible Securities; or

                           (f) sell, convey, or otherwise dispose of or encumber
                  all or substantially all of its property or business or merge or consolidate with any other corporation (other than a wholly-owned subsidiary corporation) or effect any transaction or series of related transactions in which more than fifty percent (50%) of the voting power of the Corporation is disposed of.

                  9. SEVERABILITY OF PROVISIONS. If any voting powers, preferences and relative, participating, optional and other special rights of the Series C Preferred Stock and qualifications, limitations and restrictions thereof set forth in this resolution (as such resolution may be amended from time to time) is invalid, unlawful or incapable of being enforced by reason of any rule of law or public policy, all other voting powers, preferences and relative, participating, optional and other special rights of Series C Preferred Stock and qualifications, limitations and restrictions thereof set forth in this resolution (as so amended) which can be given effect without the invalid, unlawful or unenforceable voting powers, preferences and relative, participating, optional and other special rights of Series C Preferred Stock and qualifications, limitations and restrictions thereof shall, nevertheless, remain in full force and effect, and no voting powers, preferences and relative, participating, optional or other special rights of Series C Preferred Stock and qualifications, limitations, and restrictions thereof herein set forth shall be deemed dependent upon any other such voting powers, preferences and relative, participating, optional or other special rights of Series C Preferred Stock and qualifications, limitations and restrictions thereof unless so expressed herein.

                  The authorized number of shares of Preferred Stock of the Corporation is 20,000,000 and the number of shares constituting the Series C Convertible Preferred Stock, consisting of the shares authorized hereby, is 370,000.


                                   ARTICLE VI
                                Preemptive Rights

         No holder of any of the shares of any class or series of stock or of options, warrants or other rights to purchase shares of any class or series of stock or of other securities of the Corporation shall have any preemptive right to purchase or subscribe for any unissued stock of any class or series, or any unissued bonds, certificates of indebtedness, debentures or other securities convertible into or exchangeable for stock or carrying any right to purchase stock may be issued pursuant to resolution of the board of directors of the Corporation to such persons, firms, corporations or associations, whether or not holders thereof, and upon such terms as may be deemed advisable by the board of directors in the exercise of its sole discretion.


                                   ARTICLE VII
                              Repurchase of Shares

         The Corporation may from time to time, pursuant to authorization by the board of directors of the Corporation and without action by the stockholders, purchase or otherwise acquire shares of any class, bonds, debentures, notes, scrip, warrants, obligations, evidences or indebtedness, or other securities of the Corporation in such manner, upon such terms, and in such amounts as the board of directors shall determine; subject, however, to such limitations or restrictions, if any, as are contained in the express terms of any class of shares of the Corporation outstanding at the time of the purchase or acquisition in question or as are imposed by law.


                                  ARTICLE VIII
                   Meetings of Stockholders; Cumulative Voting

         A. No action that is required or permitted to be taken by the stockholders of the Corporation at any annual or special meeting of stockholders may be effected by written consent of stockholders in lieu of a meeting of stockholders, unless the action to be effected by written consent of stockholders and the taking of such action by such written consent have expressly been approved in advance by the board of directors of the Corporation.

         B. Special meeting of the stockholders of the Corporation for any purpose or purposes may be called at any time by the board of directors of the Corporation, or by a committee of the board of directors which as been duly designated by the board of directors and whose powers and authorities, as provided in a resolution of the board of directors or in the bylaws of the Corporation, include the power and authority to call such meetings but such special meetings may not be called by another person or persons.

         C. There shall be no cumulative voting by stockholders of any class or series in the election of directors of the Corporation.

         D. Meetings of stockholders may be held at such place as the bylaws may provide.


                                   ARTICLE IX
                      Notice for Nominations and Proposals

         A. Nominations for the election of directors and proposals for any new business to be taken up at any annual or special meeting of stockholders may be made by the board of directors of the Corporation or by any stockholder of the Corporation entitled to vote generally in the election of directors. In order for a stockholder of the Corporation to make any such nominations and/or proposals at an annual meeting or such proposals at a special meeting, he or she shall give notice thereof in writing, delivered or mailed by first class United States mail, postage prepaid, to the Secretary of the Corporation of less than thirty days nor more than sixty days prior to any such meeting; provided, however, that if less than forty days' notice of the meeting is given to stockholders, such written notice shall be delivered or mailed, as prescribed, to the Secretary of the Corporation not later than the close of the tenth day following the day on which notice of the meeting was mailed to stockholders. Each such notice given by a stockholder with respect to nominations for the election of directors shall set forth (1) the name, age, business address and, if known, residence address of each nominee proposed in such notice, (2) the principal occupation or employment of each such nominee, and (3) the number of shares of stock of the Corporation which are beneficially owned by each such nominee. In addition, the stockholder making such nomination shall promptly provide any other information reasonably requested by the Corporation.

         B. Each such notice given by a stockholder to the Secretary with respect to business proposals to bring before a meeting shall set forth in writing as to each matter: (1) a brief description of the business desired to be brought before the meeting and the reasons for conducting such business at the meeting; (2) the name and address, as they appear on the Corporation's books, of the stockholder proposing such business; (3) the class and number of shares of the Corporation which are beneficially owned by the stockholder; and (4) any material interest of the stockholder in such business. Notwithstanding anything in this Certificate to the contrary, no business shall be conducted at the meeting except in accordance with the procedures set forth in this Article.

         C. The Chairman of the annual or special meeting of stockholders may, if the facts warrant, determine and declare to such meeting that a nomination or proposal was not made in accordance with the foregoing procedure, and, if he should so determine, he shall so declare to the meeting and the defective nomination or proposal shall be disregarded and laid over for action at the next succeeding adjourned, special or annual meeting of the stockholders taking place thirty days or more thereafter. This provision shall not require the holding of any adjourned or special meeting of stockholders for the purpose of considering such defective nomination or proposal.


                                    ARTICLE X
                                    Directors

         A. Number; Vacancies. The number of directors of the Corporation shall be such number, not less than one nor more than 15 (exclusive of directors, if any, to be elected by holders of preferred stock of the Corporation), as shall be provided from time to time in a resolution adopted by the board of directors, provided that no decrease in the number of directors shall have the effect of shortening the term of any incumbent director, and provided further that no action shall be taken to decrease or increase the number of directors from time to time unless at least two-thirds of the directors then in office shall concur in said action. Exclusive of directors, if any, elected by holders of preferred stock, vacancies in the board of directors of the Corporation, however caused, and newly created directorships shall be filled by a vote of two-thirds of the directors then in office, whether or not a quorum, and any director so chosen shall hold office for a term expiring at the annual meeting of stockholders at which the term of the class to which the director has been chosen expires and when the director's successor is elected and qualified. The board of directors shall be classified in accordance with the provisions of Section B of this
Article X.

         B. Classified Board. The board of directors of the Corporation (other than directors which may be elected by the holders of preferred stock), shall be divided into three classes of directors which shall be designated Class I, Class II and Class III. The members of each class shall be elected for a term of three years and until their successors are elected and qualified. Such classes shall be as nearly equal in number as the then total number of directors constituting the entire board of directors shall permit, exclusive of directors, if any, elected by holders of preferred stock, with the terms of office of all members of one class expiring each year. Should the number of directors not be equally divisible by three, the excess director or directors shall be assigned to Classes I or II as follows: (1) if there shall be an excess of one directorship over the number equally divisible by three, such extra directorship shall be classified in Class I; and (2) if there be an excess of two directorships over a number equally divisible by three, one shall be classified in Class I and the other in Class II. At the organizational meeting of the Corporation, directors of Class I shall be elected to hold office for a term expiring at the first annual meeting of stockholders, directors of Class II shall be elected to hold office for a term expiring at the second succeeding annual meeting of stockholders and directors of Class III shall be elected to hold office for a term expiring at the third succeeding annual meeting thereafter. Thereafter, at each succeeding annual meeting, directors of each class shall be elected for three year terms. Notwithstanding the foregoing, the director whose term shall expire at any annual meeting shall continue to serve until such time as his successor shall have been duly elected and shall have qualified unless his position on the board of directors shall have been abolished by action taken to reduce the size of the board of directors prior to said meeting.

         Should the number of directors of the Corporation be reduced, the directorship(s) eliminated shall be allocated among classes as appropriate so that the number of directors in each class is as specified in the position(s) to be abolished. Notwithstanding the foregoing, no decrease in the number of directors shall have the effect of shortening the term of any incumbent director. Should the number of directors of the Corporation be increased, other than directors which may be elected by the holders of preferred stock, the additional directorships shall be allocated among classes as appropriate so that the number of directors in each class is as specified in the immediately preceding paragraph.

         Whenever the holders of any one or more series of preferred stock of the Corporation shall have the right, voting separately as a class, to elect one or more directors of the Corporation, the board of directors shall include said directors so elected and not be in addition to the number of directors fixed as provided in this Article X. Notwithstanding the foregoing, and except as otherwise may be required by law, whenever the holders of any one or more series of preferred stock of the Corporation elect one or more directors of the Corporation, the terms of the director or directors elected by such holders shall expire at the next succeeding annual meeting of stockholders.


                                   ARTICLE XI
                              Removal of Directors

         Notwithstanding any other provision of this Certificate or the bylaws of the Corporation, any director or all the directors of a single class (but not the entire board of directors) of the Corporation may be removed, at any time, but only for cause and only by the affirmative vote of the holders of at least 75% of the voting power of the outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors (considered for this purpose as one class) cast at a meeting of the stockholders called for that purpose. Notwithstanding the foregoing, whenever the holders of any one or more series of preferred stock of the Corporation shall have the right, voting separately as a class, to elect one or more directors of the Corporation, the preceding provisions of this Article XI shall not apply with respect to the director or directors elected by such holders of preferred stock.


                                   ARTICLE XII
                          Acquisition of Capital Stock

         A.  Definitions.  For the purpose of this Article:
             -----------

                  (1) The term "Act" shall mean the Securities Exchange Act of 1934, as amended, and any successor statute.

                  (2) The term "acting in concert" shall mean (i) knowing participation in a joint activity or conscious parallel action towards a common goal whether or not pursuant to an express agreement, and (ii) a combination or pooling of voting or other interest in the Corporation's outstanding shares of capitol stock for a common purpose, pursuant to any contract, understanding, relationship, agreement or other arrangement, whether written or otherwise.

                  (3) The term "acquire," "acquisition" or "acquiring" with respect to the acquisition of any security of the Corporation shall refer to the acquisition of such security by any means whatsoever, including without limitation, an acquisition of such security by gift, by operation of law, by will or by intestacy, whether voluntarily or involuntarily.

                  (4) The term "Code" means the Internal Revenue Code of 1986, as amended, and any successor statute.

                  (5) The term "Common Stock" means all Common Stock of the Corporation and any other securities issued by the Corporation (other than the Warrants) which are treated as stock for purposes of Section 382 of the Code.

                  (6) The term "Fair Market Value" of the Common Stock shall mean the average of the daily closing prices of the Common Stock for 15 consecutive trading days commencing 20 trading days before the date of such computation The closing price is the last reported sale price on the principal securities exchange on which the Common Stock is listed or, if the Common Stock is not listed on any national securities exchange, the NASDAQ National Marked System, or, if the Common Stock is not designated for trading on the NASDAQ National Market System, the average of the closing bid and asked prices as reported on NASDAQ or, if not so reported, as furnished by the National Quotation Bureau Incorporated. In the absence of such a quotation, the Corporation shall determine the current market rice on a reasonable and appropriate basis of the average of the daily closing prices for 15 consecutive trading days commencing 20 trading days before the date of such computation.

                  (7) The term "own," "owing," "ownership" or "owning" refer to the ownership of securities within the meaning of Section 382 of the Code after taking into account the attribution rules of Section 382(l)(3) of the Code and the regulations promulgated hereunder (except insofar as such attribution would be inconsistent with provisions of this Article XII relating to Warrants).

                  (8) The term "Person" shall mean any individual, firm, corporation, partnership, joint venture or other entity and shall include any group composed of such person and any other person with whom such person or any Affiliate or Associate (as those terms are defined in Rule 12b-2 of the General Rules and Regulations under the
         Act) of such person has any agreement, arrangement or understanding, directly or indirectly, for the purposes of acquiring, holding, voting or disposing of Common Stock or Warrants, and any other person who is a member of such group.

                  (9) The term "Transfer Agent" shall mean the transfer agent with respect to the Common Stock nominated and appointed by the Board of Directors from time to time.

                  (10) The term "Warrant" shall mean any securities issued or assumed by the Corporation, or any securities issuable by the Corporation in respect to issued securities which are convertible into, or which include the right to acquire, shares of Common Stock, whether or not the right to make such conversion or acquisition is subject to any contingencies, including, without limitation, warrants, options, calls, contracts to acquire securities, convertible debt instruments or any other interests treated as an option pursuant to Section 382(l)(3) of the Code.

                  (11) The term "Warrant Agent" shall mean any warrant agent for any Warrants nominated and appointed by the Board of Directors from time to time.

         B.  Acquisition of Control Shares.
             -----------------------------

                  (1) If, at any time during the ten years from the effective date of this Certificate, any Person shall acquire the beneficial ownership (as determined pursuant to Rules 13d-3 and 13d-5 under the Act) of more than 20% of any class of Common Stock, then the record holders of Common stock beneficially owned by such acquiring Person shall have only the voting rights set forth in this paragraph B on any matter requiring their vote or consent. With respect to each vote in excess of 20% of the voting power of the outstanding shares of Common Stock which such record holders would otherwise be entitled to cast without giving effect to this paragraph B, the record holders in the aggregate shall be entitled to cast only one-hundredth of a vote. A Person who is a record owner of shares of Common Stock that are beneficially owned simultaneously by more than one person shall have, with respect to such shares, the right to cast the least number of votes that such person would be entitled to cast under this paragraph B by virtue of such shares being so beneficially owned by any of such acquiring Persons. The effect of the reduction in voting power required by this paragraph B shall be given effect in determination the presence of a quorum for purposes of convening a meeting of the stockholders of the Corporation.

                  (2) The limitation on voting rights prescribed by this paragraph B shall terminate and be of no force and effect as of the earliest to occur of:

                                    (i) the date that any  person  becomes  the
         beneficial owner of shares of stock representing at least 75% of the total number of votes entitled to be cast in respect of all outstanding shares of stock, before giving effect to the reduction in votes prescribed by this paragraph B; or

                                    (ii) the date (the "Reference Date") one day
                  prior to the date on which, as a result of such limitation of voting rights, the Common Stock will be delisted from (including by ceasing to be temporarily or provisionally authorized for listing with) the New York Stock Exchange (the "NYSE") or the American Stock Exchange (the "AMEX"), or be no longer authorized for inclusion (including by ceasing to be provisionally or temporarily authorized for inclusion) on the National Association of Securities Dealers, Inc. Automated Quotation System/National Market System ("NASDAQ/NMS"); provided, however, that (a) such termination shall not occur until the earlier of (x) the 90th day after the Reference Date or (y) the first day on or after a Reference Date that there is not pending a proceeding under the rules of the NYSE, the AMEX or the NASDAQ/NMS or any other administrative or judicial proceeding challenging such delisting or removal of authorization of the Common Stock, an application for listing of the Common stock with the NYSE or the AMEX or for authorization for the Common Stock to be including on the NASDAQ/NMS, or an appeal with respect to any such application, and (b) such termination shall not occur by virtue of such delisting or lack of authorization if on or prior to the earlier of the 90th day after the Reference Date or the day on which no proceeding, application or appeal of the type described in (y) above is pending, the Common Stock is approved for listing or continued listing on the NYSE or the AMEX or authorized for inclusion or continued inclusion on the NASDAQ/NMS (including any such approval or authorization which is temporary or provisional). Nothing contained herein shall be construed so as to prevent the Common Stock from continuing to be listed with the NYSE or AMEX or continuing to be authorized for inclusion on the NASDAQ/NMS in the event that the NYSE, AMEX or NASDAQ/NMS, as the case may be, adopts a rule or is governed by an order, decree, ruling or regulation of the Securities and Exchange Commission which provides in whole or in part that companies having Common Stock with differential voting rights listed on the NYSE or the Amex or authorized for inclusion on the NASDAQ/NMS may continue to be so listed or included.

         C. Exceptions. The restrictions contained in this Article XII shall not apply to (1) any underwriter or member of an underwriting or selling group involving a public sale or resale of securities of the Corporation or a subsidiary thereof; provided, however, that upon completion of the sale or resale of such securities, no such underwriter or member of such selling group is a beneficial owner of more than 4.9% of any class of equity security of the Corporation, (2) any revocable proxy granted pursuant to a proxy solicitation in compliance with section 14 of the Act by a stockholder of the Corporation or (3) any employee benefit plans of the Corporation. In addition, the Continuing Directors of the Corporation, the officers and employees of the Corporation and its subsidiaries, the directors of subsidiaries of the Corporation, the employee benefit plans of the Corporation and its subsidiaries, entities organized or established by the Corporation or any subsidiary thereof pursuant to the terms of such plans and trustees and fiduciaries with respect to such plans acting in such capacity shall not be deemed to be a group with respect to their beneficial ownership of voting stock of the Corporation solely by virtue of their being directors, officers or employees of the Corporation or a subsidiary thereof or by virtue of the Continuing Directors of the Corporation, the officers and employees of the Corporation and its subsidiaries and the directors of subsidiaries of the Corporation being fiduciaries or beneficiaries of an employee benefit plan of the Corporation or a subsidiary of the Corporation. Notwithstanding the foregoing, no director, officer or employee of the Corporation or any of its subsidiaries or group of any of them shall be exempt from the provisions of this Article XII should any such person or group become a beneficial owner of more than 20% of any class of equity security of the Corporation.

         D. Construction. A majority of the Continuing Directors, as defined in
Article XIII, shall have the power to construe and apply the provisions of paragraphs B, C and D of this Article XII and to make all determinations necessary or desirable to implement such provisions, including but not limited to matters with respect to (1) the number of shares beneficially owned by any person, (2) whether a person has an agreement, arrangement or understanding with another as to the matters referred to in the definition of beneficial ownership,
(3) the application of any other definition or operative provision of this
Article XII to the given facts or (4) any other matter relating to the applicability or effect of paragraphs B, C and D of this Article XII. Any constructions, applications, or determinations made by the Continuing Directors pursuant to paragraphs B, C and D of this Article XII in good faith and on the basis of such information and assistance as was then reasonably available for such purpose shall be conclusive and binding upon the Corporation and its stockholders.

         E. Partial Invalidity. If any provision of this Article XII or any application of any such provision is determined to be invalid by any federal or state court having jurisdiction over the issues, the validity of the remaining provisions shall not be affected and other applications of such provision shall be affected only to the extent necessary to comply with the determination of such court.


                                  ARTICLE XIII
                    Approval of Certain Business Combinations

         The stockholder vote required to approve Business Combinations (as hereinafter defined) shall be as set forth in this section.

         A. (1) Except as otherwise expressly provided in this Article XIII, and in addition to any other vote required by law, the affirmative vote required by law, the affirmative vote of the holders of (i) at least 75% of the voting power of the outstanding shares entitled to vote thereon (and, if any class or series of shares is entitled to vote thereon separately the affirmative vote of the holders of at least 75% of the outstanding shares of each such class or series), and (ii) at least a majority of the outstanding shares entitled to vote thereon, not including shares deemed beneficially owned by a Related Person (as hereinafter defined), shall be required in order to authorize any of the following:

                           (a)      any merger or consolidation of the
         Corporation or a subsidiary of the Corporation with or into a Related person (as hereinafter defined);

                           (b) any sale, lease, exchange, transfer or other disposition, including without limitation, a mortgage or pledge, of all or any Substantial Part (as hereinafter defined) of the assets of the Corporation (including without limitation any voting securities of a subsidiary) or of a subsidiary, to a Related Person;

                           (c) any merger or consolidation of a Related Person with or into the Corporation or a subsidiary of the Corporation;

                           (d) any sale, lease, exchange, transfer or other disposition of all or any Substantial Part of the assets of a Related Person to the Corporation or a subsidiary of the Corporation;

                           (e) the issuance of any securities of the Corporation or a subsidiary of the Corporation to a Related Person other than on a pro rata basis to all holders of capital stock of the Corporation of the same class or classes held by the Related person, pursuant to a stock split, stock dividend or distribution or warrants or rights, and other than in connection with the exercise or conversion of securities exercisable for or convertible into securities of the Corporation or any of its subsidiaries which securities have been distributed pro rata to all holders of capital stock of the Corporation;

                           (f) the acquisition by the Corporation or a subsidiary of the Corporation of any securities of a Related Person;

                           (g) any reclassification of the common stock of the Corporation, or any recapitalization involving the common stock of the Corporation or any similar transaction (whether or not with or into or otherwise involving a Related Person) that has the effect directly or indirectly, of increasing by more than 1% the proportionate share of the outstanding shares of any class of equity or convertible securities of the Corporation or any subsidiary that are directly or indirectly owned by any Related Person; and

                           (h) any agreement, contract or other arrangement providing for any of the transactions described in this Article XIII.

                  (2) Such affirmative vote shall be required notwithstanding any other provision of this Certificate, any provision of law, or any agreement with any regulatory agency or national securities exchange which might otherwise permit a lesser vote or no vote; provided, however, that in no instance shall the provisions of this Article XIII require the vote of greater than 85% of the voting power of the outstanding shares entitled to vote thereon for the approval of a Business Combination.

                  (3) The term "Business Combination" as used in this Article XIII shall mean any transaction which is referred to in any one or more of subparagraphs A(1)(a) through (h) above.

         B. The provisions of paragraph A shall not be applicable to any particular Business Combination, and such Business Combination shall require only such affirmative vote as is required by any other provision of this Certificate, any provision of law, or any agreement with any regulatory agency or national securities exchange, if the Business Combination shall have been approved in advance by a two-thirds vote of the Continuing Directors (as hereinafter defined; provided, however, that such approval shall only be effective if obtained at a meeting at which a continuing Director Quorum (as hereinafter defined) is present.

         C. For the purposes of this Article XIII the following definitions apply:

                  (1) The term "Related Person" shall mean and include (i) any individual, corporation, partnership or other person or entity which together with its "affiliates" or "associates" (as those terms are defined in the Act) "beneficially owns" (as that there is defined in the Act) in the aggregate 10% or more of the outstanding shares of the common stock of the Corporation; and (ii) any "affiliate" or "associate" (as those terms are defined in the Act) of any such individual, Corporation, partnership or other person or entity; provided, however, that the term "Related Person" shall not include the Corporation, any subsidiary of the Corporation, any employee benefit plan, employee stock plan of the Corporation or of any subsidiary of the Corporation, or any trust established by the Corporation in connection with the foregoing, or any person or entity organized, appointed, established or holding shares of capital stock of the Corporation for or pursuant to the terms of any such plan, nor shall such term encompass shares of capital stock of the Corporation held by any of the foregoing (whether or not held in a fiduciary capacity or otherwise). Without limitation, any shares of the common stock of the Corporation which any Related Person has the right to acquire pursuant to any agreement, or upon exercise or conversion rights, warrants or options, or otherwise, shall be deemed "beneficially owned" by such Related Person.

                  (2) The term "Substantial Part" shall mean more than 25% of the total assets of the entity at issue, as of the end of its most recent fiscal year ending prior to the time the determination is made.

                  (3) The term "Continuing Director" shall mean any member of the board of directors of the Corporation who is unaffiliated with and who is not the Related Person and was a member of the board prior to the time that the Related Person became a Related Person, and any successor of a Continuing Director who is unaffiliated with and who is not the Related Person and is recommended to succeed a Continuing Director by a majority of Continuing Directors then on the board.

                  (4) The term "Continuing Director Quorum" shall mean two-thirds of the Continuing Directors capable of exercising the powers conferred on them.


                                   ARTICLE XIV
                       Evaluation of Business Combinations

         In connection with the exercise of its judgment in determining what is in the best interests of the Corporation and of the stockholders, when evaluating a Business Combination (as defined in Article XIII) or a tender or exchange offer, the board of directors of the Corporation shall, in addition to considering the adequacy of the amount to be paid in connection with any such transaction, consider all of the following factors and any other factors which it deems relevant; (A) the social and economic effects of the transaction on the Corporation and its subsidiaries, employees and customers, creditors and other elements of the communities in which the Corporation and its subsidiaries operate or are located; (B) the business and financial condition and earnings prospects of the acquiring person or entity, including, but not limited to, debt service and other existing financial obligations, financial obligations to be incurred in connection with the acquisition and other likely financial obligations of the acquiring person or entity and the possible effect of such conditions upon the Corporation and its subsidiaries and the other elements of the communities in which the Corporation and its subsidiaries operate or are located; and (C) the competence, experience, and integrity of the acquiring person or entity and its or their management.


                                   ARTICLE XV
                                 Indemnification

         Any person who was or is a party or is or is threatened to be made a party to any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative (whether or not by or in the right of the corporation) by reason of the fact that he is or was a director, officer, incorporator, employee, or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, incorporator, employee, partner, trustee, or agent of another corporation, partnership, joint venture, trust, or other enterprise (including an employee benefit plan), shall be entitled to be indemnified by the corporation to the full extent then permitted by law against expenses (including counsel fees and disbursements), judgments, fines (including excise taxes assessed on a person with respect to an employee benefit plan), and amounts paid in settlement incurred by him in connection with such action, suit, or proceeding. Such right of indemnification shall inure whether or not the claim asserted is based on matters which antedate the adoption of this Article XV. Such right of indemnification shall continue as to a person who has ceased to be a director, officer, incorporator, employee, partner, trustee, or agent and shall inure to the benefit of the heirs and personal representatives of such a person. The indemnification provided by this Article XV shall not be deemed exclusive of any other rights which may be provided now or in the future under any provision currently in effect or hereafter adopted of the bylaws, by any agreement, by vote of stockholders, by resolution of disinterested directors, by provisions of law, or otherwise.


                                   ARTICLE XVI
                       Limitations on Directors' Liability

         A director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except: (A) for any breach of the director's duty of loyalty to the Corporation or its stockholders, (B) for acts or omissions that are not in good faith or that involve intentional misconduct or a knowing violation of law, (C) under Section 174 of the General Corporation Law of the State of Delaware, or (D) for any transaction from which the director derived any improper personal benefit. If the General Corporation law of the State of Delaware is amended after the date of filing of this Certificate to further eliminate or limit the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the General Corporation Law of the State of Delaware, as so amended.

         Any repeal or modification of the foregoing paragraph by the stockholders of the Corporation shall not adversely affect any right or protection of a director of the Corporation existing at the time of such repeal or modification.


                                  ARTICLE XVII
                               Amendment of Bylaws

         In furtherance and not in limitation of the powers conferred by statute, the board of directors of the Corporation is expressly authorized to adopt, repeal, alter, amend and rescind the bylaws of the Corporation by a vote of two-thirds of the board of directors. Notwithstanding any other provision of this Certificate or the bylaws of the Corporation, and in addition to any affirmative vote required by law (and notwithstanding the fact that some lesser percentage may be specified by law), the bylaws shall be adopted, repealed, altered, amended or rescinded by the stockholders of the Corporation only by the vote of the holders of not less than 75% of the voting power of the outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors (considered for this purpose as one class) cast at a meeting of the stockholders called for that purpose (provided that notice of such proposed adoption, repeal, alteration, amendment or rescission is included in the notice of such meeting), or, as set forth above, by the board of directors.


                                  ARTICLE XVIII
                    Amendment of Certificate of Incorporation

         Subject to the provisions hereof, the Corporation reserves the right to repeal, alter, amend or rescind any provision contained in this Certificate in the manner now or hereafter prescribed by law, and all rights conferred on stockholders herein are granted subject to this reservation. Notwithstanding the foregoing at any time and from time to time, the provisions set forth in Articles VIII, IX, X, XI, XII, XIII, XIV, XV, XVI, XVII and this Article XVIII may be repealed, altered, amended or rescinded in any respect only if the same is approved by the affirmative vote of the holders of not less than 75% of the voting power of the outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors (considered for this purpose as a single class) cast at a meeting of the stockholders called for that purpose (provided that notice of such proposed adoption, repeal, alteration, amendment or rescission is included in the notice of such meeting).


                                   ARTICLE XIX
                                  Incorporator

         The name and address of the incorporator is:

                                  Danyel Owens
                       770 South Post Oak Lane, Suite 435
                              Houston, Texas 77056

         I, THE UNDERSIGNED, being the incorporator, for the purpose of forming a corporation pursuant to the General Corporation Law of Delaware, does make and file this Certificate of Incorporation, hereby declaring and certifying that the facts herein stated are true, and accordingly have hereunto set my hand this 11th day of June, 2002.



                          /s/Danyel Owens
                          -----------------------
                          Danyel Owens





                                    EXHIBIT C

                               Endovasc Ltd., Inc.
                    2002 DIRECTORS, OFFICERS AND CONSULTANTS
                STOCK OPTION, STOCK WARRANT AND STOCK AWARD PLAN

SECTION 1. PURPOSE OF THE PLAN. The purpose of the 2002 Directors, Officers and Consultants Stock Option, Stock Warrant and Stock Award Plan ("Plan") is to maintain the ability of Endovasc Ltd., Inc., a Nevada corporation (the "Company") and its subsidiaries to attract and retain highly qualified and experienced directors, employees and consultants and to give such directors, employees and consultants a continued proprietary interest in the success of the Company and its subsidiaries. In addition the Plan is intended to encourage ownership of common stock, $.001 par value ("Common Stock"), of the Company by the directors, employees and consultants of the Company and its Affiliates (as defined below) and to provide increased incentive for such persons to render services and to exert maximum effort for the success of the Company's business. The Plan provides eligible employees and consultants the opportunity to participate in the enhancement of shareholder value by the grants of warrants, options, restricted common or convertible preferred stock, unrestricted common or convertible preferred stock and other awards under this Plan and to have their bonuses and/or consulting fees payable in warrants, restricted common or convertible preferred stock, unrestricted common or convertible preferred stock and other awards, or any combination thereof. In addition, the Company expects that the Plan will further strengthen the identification of the directors, employees and consultants with the stockholders. Certain options and warrants to be granted under this Plan are intended to qualify as Incentive Stock Options ("ISOs") pursuant to Section 422 of the Internal Revenue Code of 1986, as amended ("Code"), while other options and warrants and preferred stock granted under this Plan will be nonqualified options or warrants which are not intended to qualify as ISOs ("Nonqualified Options"), either or both as provided in the agreements evidencing the options or warrants described in Section 5 hereof and shares of preferred stock. As provided in the designation described in Section
7. Employees, consultants and directors who participate or become eligible to participate in this Plan from time to time are referred to collectively herein as "Participants". As used in this Plan, the term "Affiliates" means any "parent corporation" of the Company and any "subsidiary corporation" of the Company within the meaning of Code Sections 424(e) and (f), respectively.

SECTION 2.  ADMINISTRATION OF THE PLAN.

         (a) Composition of Committee. The Plan shall be administered by the Board of Directors of the Company (the "Board"). When acting in such capacity the Board is herein referred to as the "Committee," which shall also designate the Chairman of the Committee. If the Company is governed by Rule 16b-3 promulgated by the Securities and Exchange Commission ("Commission") pursuant to the Securities Exchange Act of 1934, as amended ("Exchange Act"), no director shall serve as a member of the Committee unless he or she is a "disinterested person" within the meaning of such Rule 16b-3.

         (b) Committee Action. The Committee shall hold its meetings at such times and places as it may determine. A majority of its members shall constitute a quorum, and all determinations of the Committee shall be made by not less than a majority of its members. Any decision or determination reduced to writing and signed by a majority of the members shall be fully as effective as if it had been made by a majority vote of its members at a meeting duly called and held. The Committee may designate the Secretary of the Company or other Company employees to assist the Committee in the administration of the Plan, and may grant authority to such persons to execute award agreements or other documents on behalf of the Committee and the Company. Any duly constituted committee of the Board satisfying the qualifications of this Section 2 may be appointed as the Committee.

         (c) Committee Expenses. All expenses and liabilities incurred by the Committee in the administration of the Plan shall be borne by the Company. The Committee may employ attorneys, consultants, accountants or other persons.

SECTION 3. STOCK RESERVED FOR THE PLAN. Subject to adjustment as provided in
Section 5(d)(xiii) hereof, the aggregate number of shares of Common Stock that may be optioned, subject to conversion or issued under the Plan is 18,750,000. The shares subject to the Plan shall consist of authorized but unissued shares of Common Stock and such number of shares shall be and is hereby reserved for sale for such purpose. Any of such shares which may remain unsold and which are not subject to issuance upon exercise of outstanding options or warrants or conversion of outstanding shares of preferred stock at the termination of the Plan shall cease to be reserved for the purpose of the Plan, but until termination of the Plan or the termination of the last of the options or warrants granted under the Plan, whichever last occurs, the Company shall at all times reserve a sufficient number of shares to meet the requirements of the Plan. Should any option or warrant expire or be cancelled prior to its exercise in full, the shares theretofore subject to such option or warrant may again be made subject to an option, warrant or shares of convertible preferred stock under the Plan.

         Immediately upon the grant of any option, warrant, shares of preferred stock or award, the number of shares of Common Stock that may be issued or optioned under the Plan will be increased. The number of shares of such increase shall be an amount such that immediately after such increase the total number of shares issuable under the Plan and reserved for issuance upon exercise of outstanding options, warrants or conversion of shares of preferred stock will equal 15% of the total number of issued and outstanding shares of Common Stock of the Company. Such increase in the number of shares subject to the Plan shall occur without the necessity of any further corporate action of any kind or character.

SECTION 4. ELIGIBILITY. The Participants shall include directors, employees, including officers, of the Company and its divisions and subsidiaries, and consultants and attorneys who provide bona fide services to the Company. Participants are eligible to be granted warrants, options, restricted common or convertible preferred stock, unrestricted common or convertible preferred stock and other awards under this Plan and to have their bonuses and/or consulting fees payable in warrants, restricted common or convertible preferred stock, unrestricted common or convertible preferred stock and other awards. A Participant who has been granted an option, warrant or preferred stock hereunder may be granted an additional option, warrant options, warrants or preferred stock, if the Committee shall so determine.

SECTION 5.  GRANT OF OPTIONS OR WARRANTS.

         (a) Committee Discretion. The Committee shall have sole and absolute discretionary authority (i) to determine, authorize, and designate those persons pursuant to this Plan who are to receive warrants, options, restricted common or convertible preferred stock, or unrestricted common or convertible preferred stock under the Plan, (ii) to determine the number of shares of Common Stock to be covered by such grant or such options or warrants and the terms thereof,
(iii) to determine the type of Common Stock granted: restricted common or convertible preferred stock, unrestricted common or convertible preferred stock or a combination of restricted and unrestricted common or convertible preferred stock, and (iv) to determine the type of option or warrant granted: ISO, Nonqualified Option or a combination of ISO and Nonqualified Options. The Committee shall thereupon grant options or warrants in accordance with such determinations as evidenced by a written option or warrant agreement. Subject to the express provisions of the Plan, the Committee shall have discretionary authority to prescribe, amend and rescind rules and regulations relating to the Plan, to interpret the Plan, to prescribe and amend the terms of the option or warrant agreements (which need not be identical) and to make all other determinations deemed necessary or advisable for the administration of the Plan.

         (b) Stockholder Approval. All ISOs granted under this Plan are subject to, and may not be exercised before, the approval of this Plan by the stockholders prior to the first anniversary date of the Board meeting held to approve the Plan, by the affirmative vote of the holders of a majority of the outstanding shares of the Company present, or represented by proxy, and entitled to vote thereat, or by written consent in accordance with the laws of the State of Texas, provided that if such approval by the stockholders of the Company is not forthcoming, all options or warrants and stock awards previously granted under this Plan other than ISOs shall be valid in all respects.

         (c) Limitation on Incentive Stock Options and Warrants. The aggregate fair market value (determined in accordance with Section 5(d)(ii) of this Plan at the time the option or warrant is granted) of the Common Stock with respect to which ISOs may be exercisable for the first time by any Participant during any calendar year under all such plans of the Company and its Affiliates shall not exceed $1,000,000.

         (d) Terms and Conditions. Each option or warrant granted under the Plan shall be evidenced by an agreement, in a form approved by the Committee, which shall be subject to the following express terms and conditions and to such other terms and conditions as the Committee may deem appropriate:

                  (i) Option or Warrant Period. The Committee shall promptly notify the Participant of the option or warrant grant and a written agreement shall promptly be executed and delivered by and on behalf of the Company and the Participant, provided that the option or warrant grant shall expire if a written agreement is not signed by said Participant (or his agent or attorney) and returned to the Company within 60 days from date of receipt by the Participant of such agreement. The date of grant shall be the date the option or warrant is actually granted by the Committee, even though the written agreement may be executed and delivered by the Company and the Participant after that date. Each option or warrant agreement shall specify the period for which the option or warrant thereunder is granted (which in no event shall exceed ten years from the date of grant) and shall provide that the option or warrant shall expire at the end of such period. If the original term of an option or warrant is less than ten years from the date of grant, the option or warrant may be amended prior to its expiration, with the approval of the Committee and the Participant, to extend the term so that the term as amended is not more than ten years from the date of grant. However, in the case of an ISO granted to an individual who, at the time of grant, owns stock possessing more than 10 percent of the total combined voting power of all classes of stock of the Company or its Affiliate ("Ten Percent Stockholder"), such period shall not exceed five years from the date of grant.

                  (ii) Option or Warrant Price. The purchase price of each share of Common Stock subject to each option or warrant granted pursuant to the Plan shall be determined by the Committee at the time the option or warrant is granted and, in the case of ISOs, shall not be less than 100% of the fair market value of a share of Common Stock on the date the option or warrant is granted, as determined by the Committee. In the case of an ISO granted to a Ten Percent Stockholder, the option or warrant price shall not be less than 110% of the fair market value of a share of Common Stock on the date the option or warrant is granted. The purchase price of each share of Common Stock subject to a Nonqualified Option or Warrant under this Plan shall be determined by the Committee prior to granting the option or warrant. The Committee shall set the purchase price for each share subject to a Nonqualified Option or Warrant at either the fair market value of each share on the date the option or warrant is granted, or at such other price as the Committee in its sole discretion shall determine.

                  At the time a determination of the fair market value of a share of Common Stock is required to be made hereunder, the determination of its fair market value shall be made by the Committee in such manner as it deems appropriate.

                  (iii) Exercise Period. The Committee may provide in the option or warrant agreement that an option or warrant may be exercised in whole, immediately, or is to be exercisable in increments. In addition, the Committee may provide that the exercise of all or part of an option or warrant is subject to specified performance by the Participant.

                  (iv) Procedure for Exercise. Options or warrants shall be exercised in the manner specified in the option or warrant agreement. The notice of exercise shall specify the address to which the certificates for such shares are to be mailed. A Participant shall be deemed to be a stockholder with respect to shares covered by an option or warrant on the date specified in the option or warrant agreement . As promptly as practicable, the Company shall deliver to the Participant or other holder of the warrant, certificates for the number of shares with respect to which such option or warrant has been so exercised, issued in the holder's name or such other name as holder directs; provided, however, that such delivery shall be deemed effected for all purposes when a stock transfer agent of the Company shall have deposited such certificates with a carrier for overnight delivery, addressed to the holder at the address specified pursuant to this
         Section 6(d).

                  (v) Termination of Employment. If an executive officer to whom an option or warrant is granted ceases to be employed by the Company for any reason other than death or disability, any option or warrant which is exercisable on the date of such termination of employment may be exercised during a period beginning on such date and ending at the time set forth in the option or warrant agreement; provided, however, that if a Participant's employment is terminated because of the Participant's theft or embezzlement from the Company, disclosure of trade secrets of the Company or the commission of a willful, felonious act while in the employment of the Company (such reasons shall hereinafter be collectively referred to as "for cause"), then any option or warrant or unexercised portion thereof granted to said Participant shall expire upon such termination of employment. Notwithstanding the foregoing, no ISO may be exercised later than three months after an employee's termination of employment for any reason other than death or disability.

                  (vi) Disability or Death of Participant. In the event of the determination of disability or death of a Participant under the Plan while he or she is employed by the Company, the options or warrants previously granted to him may be exercised (to the extent he or she would have been entitled to do so at the date of the determination of disability or death) at any time and from time to time, within a period beginning on the date of such determination of disability or death and ending at the time set forth in the option or warrant agreement, by the former employee, the guardian of his estate, the executor or administrator of his estate or by the person or persons to whom his rights under the option or warrant shall pass by will or the laws of descent and distribution, but in no event may the option or warrant be exercised after its expiration under the terms of the option or warrant agreement. Notwithstanding the foregoing, no ISO may be exercised later than one year after the determination of disability or death. A Participant shall be deemed to be disabled if, in the opinion of a physician selected by the Committee, he or she is incapable of performing services for the Company of the kind he or she was performing at the time the disability occurred by reason of any medically determinable physical or mental impairment which can be expected to result in death or to be of long, continued and indefinite duration. The date of determination of disability for purposes hereof shall be the date of such determination by such physician.

                  (vii) Assignability. An option or warrant shall be assignable or otherwise transferable, in whole or in part, by a Participant as provided in the option, warrant or designation of the series of preferred stock.

                  (viii) Incentive Stock Options. Each option or warrant agreement may contain such terms and provisions as the Committee may determine to be necessary or desirable in order to qualify an option or warrant designated as an incentive stock option.

                  (ix) Restricted Stock Awards. Awards of restricted stock under this Plan shall be subject to all the applicable provisions of this Plan, including the following terms and conditions, and to such other terms and conditions not inconsistent therewith, as the Committee shall determine:

                           (A) Awards of restricted stock may be in addition to
                  or in lieu of option or warrant grants. Awards may be conditioned on the attainment of particular performance goals based on criteria established by the Committee at the time of each award of restricted stock. During a period set forth in the agreement (the "Restriction Period"), the recipient shall not be permitted to sell, transfer, pledge, or otherwise encumber the shares of restricted stock; except that such shares may be used, if the agreement permits, to pay the option or warrant price pursuant to any option or warrant granted under this Plan, provided an equal number of shares delivered to the Participant shall carry the same restrictions as the shares so used. Shares of restricted stock shall become free of all restrictions if during the Restriction Period, (i) the recipient dies, (ii) the recipient's directorship, employment, or consultancy terminates by reason of permanent disability, as determined by the Committee, (iii) the recipient retires after attaining both 59 1/2 years of age and five years of continuous service with the Company and/or a division or subsidiary, or (iv) if provided in the agreement, there is a "change in control" of the Company (as defined in such agreement). The Committee may require medical evidence of permanent disability, including medical examinations by physicians selected by it. Unless and to the extent otherwise provided in the agreement, shares of restricted stock shall be forfeited and revert to the Company upon the recipient's termination of directorship, employment or consultancy during the Restriction Period for any reason other than death, permanent disability, as determined by the Committee, retirement after attaining both 59 1/2 years of age and five years of continuous service with the Company and/or a subsidiary or division, or, to the extent provided in the agreement, a "change in control" of the Company (as defined in such agreement), except to the extent the Committee, in its sole discretion, finds that such forfeiture might not be in the best interests of the Company and, therefore, waives all or part of the application of this provision to the restricted stock held by such recipient. Certificates for restricted stock shall be registered in the name of the recipient but shall be imprinted with the appropriate legend and returned to the Company by the recipient, together with a stock power endorsed in blank by the recipient. The recipient shall be entitled to vote shares of restricted stock and shall be entitled to all dividends paid thereon, except that dividends paid in Common Stock or other property shall also be subject to the same restrictions.

                           (B) Restricted Stock shall become free of the
                  foregoing restrictions upon expiration of the applicable Restriction Period and the Company shall then deliver to the recipient Common Stock certificates evidencing such stock. Restricted stock and any Common Stock received upon the expiration of the restriction period shall be subject to such other transfer restrictions and/or legend requirements as are specified in the applicable agreement.

                  (x) Bonuses and Past Salaries and Fees Payable in
                      Unrestricted Stock.
                      ---------------------------------------------------------

                           (A) In lieu of cash bonuses otherwise payable under
                  the Company's or applicable division's or subsidiary's compensation practices to employees and consultants eligible to participate in this Plan, the Committee, in its sole discretion, may determine that such bonuses shall be payable in unrestricted Common Stock or partly in unrestricted Common Stock and partly in cash. Such bonuses shall be in consideration of services previously performed and as an incentive toward future services and shall consist of shares of unrestricted Common Stock subject to such terms as the Committee may determine in its sole discretion. The number of shares of unrestricted Common Stock payable in lieu of a bonus otherwise payable shall be determined by dividing such bonus amount by the fair market value of one share of Common Stock on the date the bonus is payable, with fair market value determined as of such date in accordance with Section 5(d)(ii).

                           (B) In lieu of salaries and fees otherwise payable by
                  the Company to employees, attorneys and consultants eligible to participate in this Plan that were incurred for services rendered during, prior or after the year of 2002, the Committee, in its sole discretion, may determine that such unpaid salaries and fees shall be payable in unrestricted Common Stock or partly in unrestricted Common Stock and partly in cash. Such awards shall be in consideration of services previously performed and as an incentive toward future services and shall consist of shares of unrestricted Common Stock subject to such terms as the Committee may determine in its sole discretion. The number of shares of unrestricted Common Stock payable in lieu of a salaries and fees otherwise payable shall be determined by dividing each calendar month's of unpaid salary or fee amount by the average trading value of the Common Stock for the calendar month during which the subject services were provided.

                  (xi) No Rights as Stockholder. No Participant shall have any rights as a stockholder with respect to shares covered by an option or warrant until the option or warrant is exercised as provided in clause
         (d) above.

                  (xii) Extraordinary Corporate Transactions. The existence of outstanding options or warrants shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations, exchanges, or other changes in the Company's capital structure or its business, or any merger or consolidation of the Company, or any issuance of Common Stock or other securities or subscription rights thereto, or any issuance of bonds, debentures, preferred or prior preference stock ahead of or affecting the Common Stock or the rights thereof, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise. If the Company recapitalizes or otherwise changes its capital structure, or merges, consolidates, sells all of its assets or dissolves (each of the foregoing a "Fundamental Change"), then thereafter upon any exercise of an option or warrant theretofore granted the Participant shall be entitled to purchase under such option or warrant, in lieu of the number of shares of Common Stock as to which option or warrant shall then be exercisable, the number and class of shares of stock and securities to which the Participant would have been entitled pursuant to the terms of the Fundamental Change if, immediately prior to such Fundamental Change, the Participant had been the holder of record of the number of shares of Common Stock as to which such option or warrant is then exercisable. If (i) the Company shall not be the surviving entity in any merger or consolidation (or survives only as a subsidiary of another entity), (ii) the Company sells all or substantially all of its assets to any other person or entity (other than a wholly-owned subsidiary), (iii) any person or entity (including a "group" as contemplated by Section 13(d)(3) of the Exchange Act) acquires or gains ownership or control of (including, without limitation, power to vote) more than 50% of the outstanding shares of Common Stock, (iv) the Company is to be dissolved and liquidated, or (v) as a result of or in connection with a contested election of directors, the persons who were directors of the Company before such election shall cease to constitute a majority of the Board (each such event in clauses (i) through (v) above is referred to herein as a "Corporate Change"), the Committee, in its sole discretion, may accelerate the time at which all or a portion of a Participant's option or warrants may be exercised for a limited period of time before or after a specified date.

                  (xiii) Changes in Company's Capital Structure. If the outstanding shares of Common Stock or other securities of the Company, or both, for which the option or warrant is then exercisable at any time be changed or exchanged by declaration of a stock dividend, stock split, combination of shares, recapitalization, or reorganization, the number and kind of shares of Common Stock or other securities which are subject to the Plan or subject to any options or warrants theretofore granted, and the option or warrant prices, shall be adjusted only as provided in the option or warrant.

                  (xiv) Acceleration of Options and Warrants. Except as hereinbefore expressly provided, (i) the issuance by the Company of shares of stock or any class of securities convertible into shares of stock of any class, for cash, property, labor or services, upon direct sale, upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, (ii) the payment of a dividend in property other than Common Stock or (iii) the occurrence of any similar transaction, and in any case whether or not for fair value, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of shares of Common Stock subject to options or warrants theretofore granted or the purchase price per share, unless the Committee shall determine, in its sole discretion, that an adjustment is necessary to provide equitable treatment to Participant. Notwithstanding anything to the contrary contained in this Plan, the Committee may, in its sole discretion, accelerate the time at which any option or warrant may be exercised, including, but not limited to, upon the occurrence of the events specified in this Section 5, and is authorized at any time (with the consent of the Participant) to purchase options or warrants pursuant to Section 6.

SECTION 6.  RELINQUISHMENT OF OPTIONS OR WARRANTS.

         (a) The Committee, in granting options or warrants hereunder, shall have discretion to determine whether or not options or warrants shall include a right of relinquishment as hereinafter provided by this Section 6. The Committee shall also have discretion to determine whether an option or warrant agreement evidencing an option or warrant initially granted by the Committee without a right of relinquishment shall be amended or supplemented to include such a right of relinquishment. Neither the Committee nor the Company shall be under any obligation or incur any liability to any person by reason of the Committee's refusal to grant or include a right of relinquishment in any option or warrant granted hereunder or in any option or warrant agreement evidencing the same. Subject to the Committee's determination in any case that the grant by it of a right of relinquishment is consistent with Section 1 hereof, any option or warrant granted under this Plan, and the option or warrant agreement evidencing such option or warrant, may provide:

                  (i) That the Participant, or his or her heirs or other legal representatives to the extent entitled to exercise the option or warrant under the terms thereof, in lieu of purchasing the entire number of shares subject to purchase thereunder, shall have the right to relinquish all or any part of the then unexercised portion of the option or warrant (to the extent then exercisable) for a number of shares of Common Stock to be determined in accordance with the following provisions of this clause (i):

                           (A) The written notice of exercise of such right of
                  relinquishment shall state the percentage of the total number of shares of Common Stock issuable pursuant to such relinquishment (as defined below) that the Participant elects to receive;

                           (B) The number of shares of Common Stock, if any,
                  issuable pursuant to such relinquishment shall be the number of such shares, rounded to the next greater number of full shares, as shall be equal to the quotient obtained by dividing
                  (i) the Appreciated Value by (ii) the purchase price for each of such shares specified in such option or warrant;

                           (C) For the purpose of this clause (C), "Appreciated
                  Value" means the excess, if any, of (x) the total current market value of the shares of Common Stock covered by the option or warrant or the portion thereof to be relinquished over (y) the total purchase price for such shares specified in such option or warrant;

                  (ii) That such right of relinquishment may be exercised only upon receipt by the Company of a written notice of such relinquishment which shall be dated the date of election to make such relinquishment; and that, for the purposes of this Plan, such date of election shall be deemed to be the date when such notice is sent by registered or certified mail, or when receipt is acknowledged by the Company, if mailed by other than registered or certified mail or if delivered by hand or by any telegraphic communications equipment of the sender or otherwise delivered; provided, that, in the event the method just described for determining such date of election shall not be or remain consistent with the provisions of Section 16(b) of the Exchange Act or the rules and regulations adopted by the Commission thereunder, as presently existing or as may be hereafter amended, which regulations exempt from the operation of Section 16(b) of the Exchange Act in whole or in part any such relinquishment transaction, then such date of election shall be determined by such other method consistent with
         Section 16(b) of the Exchange Act or the rules and regulations thereunder as the Committee shall in its discretion select and apply;

                  (iii) That the "current market value" of a share of Common Stock on a particular date shall be deemed to be its fair market value on that date as determined in accordance with Paragraph 5(d)(ii); and

                  (iv) That the option or warrant, or any portion thereof, may be relinquished only to the extent that (A) it is exercisable on the date written notice of relinquishment is received by the Company, and
         (B) the holder of such option or warrant pays, or makes provision satisfactory to the Company for the payment of, any taxes which the Company is obligated to collect with respect to such relinquishment.

         (b) The Committee shall have sole discretion to consent to or disapprove, and neither the Committee nor the Company shall be under any liability by reason of the Committee's disapproval of, any election by a holder of preferred stock to relinquish such preferred stock in whole or in part as provided in Paragraph 7(a), except that no such consent to or approval of a relinquishment shall be required under the following circumstances. Each Participant who is subject to the short-swing profits recapture provisions of
Section 16(b) of the Exchange Act ("Covered Participant") shall not be entitled to receive shares of Common Stock when options or warrants are relinquished during any window period commencing on the third business day following the Company's release of a quarterly or annual summary statement of sales and earnings and ending on the twelfth business day following such release ("Window Period"). A Covered Participant shall be entitled to receive shares of Common Stock upon the relinquishment of options or warrants outside a Window Period.

         (c) The Committee, in granting options or warrants hereunder, shall have discretion to determine the terms upon which such options or warrants shall be relinquishable, subject to the applicable provisions of this Plan, and including such provisions as are deemed advisable to permit the exemption from the operation from Section 16(b) of the Exchange Act of any such relinquishment transaction, and options or warrants outstanding, and option agreements evidencing such options, may be amended, if necessary, to permit such exemption. If options or warrants are relinquished, such option or warrant shall be deemed to have been exercised to the extent of the number of shares of Common Stock covered by the option or warrant or part thereof which is relinquished, and no further options or warrants may be granted covering such shares of Common Stock.

         (d) Any options or warrants or any right to relinquish the same to the Company as contemplated by this Paragraph 6 shall be assignable by the Participant, provided the transaction complies with any applicable securities laws.

         (e) Except as provided in Section 6(f) below, no right of relinquishment may be exercised within the first six months after the initial award of any option or warrant containing, or the amendment or supplementation of any existing option or warrant agreement adding, the right of relinquishment.

         (f) No right of relinquishment may be exercised after the initial award of any option or warrant containing, or the amendment or supplementation of any existing option or warrant agreement adding the right of relinquishment, unless such right of relinquishment is effective upon the Participant's death, disability or termination of his relationship with the Company for a reason other than "for cause."

SECTION 7.  GRANT OF CONVERTIBLE PREFERRED STOCK.

         (a) Committee Discretion. The Committee shall have sole and absolute discretionary authority (i) to determine, authorize, and designate those persons pursuant to this Plan who are to receive restricted preferred stock, or unrestricted preferred stock under the Plan, and (ii) to determine the number of shares of Common Stock to be issued upon conversion of such shares of preferred stock and the terms thereof. The Committee shall thereupon grant shares of preferred stock in accordance with such determinations as evidenced by a written preferred stock designation. Subject to the express provisions of the Plan, the Committee shall have discretionary authority to prescribe, amend and rescind rules and regulations relating to the Plan, to interpret the Plan, to prescribe and amend the terms of the preferred stock designation (which need not be identical) and to make all other determinations deemed necessary or advisable for the administration of the Plan.

         (b) Terms and Conditions. Each series of preferred stock granted under the Plan shall be evidenced by a designation in the form for filing with the Secretary of State of the state of incorporation of the Company, containing such terms as approved by the Committee, which shall be subject to the following express terms and conditions and to such other terms and conditions as the Committee may deem appropriate:

                  (i) Conversion Ratio. The number of shares of Common Stock issuable upon conversion of each share of preferred stock granted pursuant to the Plan shall be determined by the Committee at the time the preferred stock is granted. The conversion ration may be determined by reference to the fair market value of each share of Common Stock on the date the preferred stock is granted, or at such other price as the Committee in its sole discretion shall determine.

                  At the time a determination of the fair market value of a share of Common Stock is required to be made hereunder, the determination of its fair market value shall be made in accordance with Paragraph 5(d)(ii).

                  (ii) Conversion Period. The Committee may provide in the preferred stock agreement that an preferred stock may be converted in whole, immediately, or is to be convertible in increments. In addition, the Committee may provide that the conversion of all or part of an preferred stock is subject to specified performance by the Participant.

                  (iii) Procedure for Conversion. Shares of preferred stock shall be converted in the manner specified in the preferred stock designation. The notice of conversion shall specify the address to which the certificates for such shares are to be mailed. A Participant shall be deemed to be a stockholder with respect to shares covered by preferred stock on the date specified in the preferred stock agreement . As promptly as practicable, the Company shall deliver to the Participant or other holder of the warrant, certificates for the number of shares with respect to which such preferred stock has been so converted, issued in the holder's name or such other name as holder directs; provided, however, that such delivery shall be deemed effected for all purposes when a stock transfer agent of the Company shall have deposited such certificates with a carrier for overnight delivery, addressed to the holder at the address specified pursuant to this
         Section 6(d).

                  (iv) Termination of Employment. If an executive officer to whom preferred stock is granted ceases to be employed by the Company for any reason other than death or disability, any preferred stock which is convertible on the date of such termination of employment may be converted during a period beginning on such date and ending at the time set forth in the preferred stock agreement; provided, however, that if a Participant's employment is terminated because of the Participant's theft or embezzlement from the Company, disclosure of trade secrets of the Company or the commission of a willful, felonious act while in the employment of the Company (such reasons shall hereinafter be collectively referred to as "for cause"), then any preferred stock or unconverted portion thereof granted to said Participant shall expire upon such termination of employment. Notwithstanding the foregoing, no ISO may be converted later than three months after an employee's termination of employment for any reason other than death or disability.

                  (v) Disability or Death of Participant. In the event of the determination of disability or death of a Participant under the Plan while he or she is employed by the Company, the preferred stock previously granted to him may be converted (to the extent he or she would have been entitled to do so at the date of the determination of disability or death) at any time and from time to time, within a period beginning on the date of such determination of disability or death and ending at the time set forth in the preferred stock agreement, by the former employee, the guardian of his estate, the executor or administrator of his estate or by the person or persons to whom his rights under the preferred stock shall pass by will or the laws of descent and distribution, but in no event may the preferred stock be converted after its expiration under the terms of the preferred stock agreement. Notwithstanding the foregoing, no ISO may be converted later than one year after the determination of disability or death. A Participant shall be deemed to be disabled if, in the opinion of a physician selected by the Committee, he or she is incapable of performing services for the Company of the kind he or she was performing at the time the disability occurred by reason of any medically determinable physical or mental impairment which can be expected to result in death or to be of long, continued and indefinite duration. The date of determination of disability for purposes hereof shall be the date of such determination by such physician.

                  (vi) Assignability. Preferred stock shall be assignable or otherwise transferable, in whole or in part, by a Participant.

                  (vii) Restricted Stock Awards. Awards of restricted preferred stock under this Plan shall be subject to all the applicable provisions of this Plan, including the following terms and conditions, and to such other terms and conditions not inconsistent therewith, as the Committee shall determine:

                           (A) Awards of restricted preferred stock may be in
                  addition to or in lieu of preferred stock grants. Awards may be conditioned on the attainment of particular performance goals based on criteria established by the Committee at the time of each award of restricted preferred stock. During a period set forth in the agreement (the "Restriction Period"), the recipient shall not be permitted to sell, transfer, pledge, or otherwise encumber the shares of restricted preferred stock. Shares of restricted preferred stock shall become free of all restrictions if during the Restriction Period, (i) the recipient dies, (ii) the recipient's directorship, employment, or consultancy terminates by reason of permanent disability, as determined by the Committee, (iii) the recipient retires after attaining both 59 1/2 years of age and five years of continuous service with the Company and/or a division or subsidiary, or (iv) if provided in the agreement, there is a "change in control" of the Company (as defined in such agreement). The Committee may require medical evidence of permanent disability, including medical examinations by physicians selected by it. Unless and to the extent otherwise provided in the agreement, shares of restricted preferred stock shall be forfeited and revert to the Company upon the recipient's termination of directorship, employment or consultancy during the Restriction Period for any reason other than death, permanent disability, as determined by the Committee, retirement after attaining both 59 1/2 years of age and five years of continuous service with the Company and/or a subsidiary or division, or, to the extent provided in the agreement, a "change in control" of the Company (as defined in such agreement), except to the extent the Committee, in its sole discretion, finds that such forfeiture might not be in the best interests of the Company and, therefore, waives all or part of the application of this provision to the restricted preferred stock held by such recipient. Certificates for restricted preferred stock shall be registered in the name of the recipient but shall be imprinted with the appropriate legend and returned to the Company by the recipient, together with a preferred stock power endorsed in blank by the recipient. The recipient shall be entitled to vote shares of restricted preferred stock and shall be entitled to all dividends paid thereon, except that dividends paid in Common Stock or other property shall also be subject to the same restrictions.

                           (B) Restricted preferred stock shall become free of
                  the foregoing restrictions upon expiration of the applicable Restriction Period and the Company shall then deliver to the recipient Common Stock certificates evidencing such stock. Restricted preferred stock and any Common Stock received upon the expiration of the restriction period shall be subject to such other transfer restrictions and/or legend requirements as are specified in the applicable agreement.

                  (x) Bonuses and Past Salaries and Fees Payable in Unrestricted Preferred stock.

                           (A) In lieu of cash bonuses otherwise payable under
                  the Company's or applicable division's or subsidiary's compensation practices to employees and consultants eligible to participate in this Plan, the Committee, in its sole discretion, may determine that such bonuses shall be payable in unrestricted Common Stock or partly in unrestricted Common Stock and partly in cash. Such bonuses shall be in consideration of services previously performed and as an incentive toward future services and shall consist of shares of unrestricted Common Stock subject to such terms as the Committee may determine in its sole discretion. The number of shares of unrestricted Common Stock payable in lieu of a bonus otherwise payable shall be determined by dividing such bonus amount by the fair market value of one share of Common Stock on the date the bonus is payable, with fair market value determined as of such date in accordance with Section 5(d)(ii).

                           (B) In lieu of salaries and fees otherwise payable by
                  the Company to employees, attorneys and consultants eligible to participate in this Plan that were incurred for services rendered during, prior or after the year of 2002, the Committee, in its sole discretion, may determine that such unpaid salaries and fees shall be payable in unrestricted Common Stock or partly in unrestricted Common Stock and partly in cash. Such awards shall be in consideration of services previously performed and as an incentive toward future services and shall consist of shares of unrestricted Common Stock subject to such terms as the Committee may determine in its sole discretion. The number of shares of unrestricted Common Stock payable in lieu of a salaries and fees otherwise payable shall be determined by dividing each calendar month's of unpaid salary or fee amount by the average trading value of the Common Stock for the calendar month during which the subject services were provided.

                  (xi) No Rights as Stockholder. No Participant shall have any rights as a stockholder with respect to shares covered by an preferred stock until the preferred stock is converted as provided in clause
         (b)(iii) above.

                  (xii) Extraordinary Corporate Transactions. The existence of outstanding preferred stock shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations, exchanges, or other changes in the Company's capital structure or its business, or any merger or consolidation of the Company, or any issuance of Common Stock or other securities or subscription rights thereto, or any issuance of bonds, debentures, preferred or prior preference stock ahead of or affecting the Common Stock or the rights thereof, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise. If the Company recapitalizes or otherwise changes its capital structure, or merges, consolidates, sells all of its assets or dissolves (each of the foregoing a "Fundamental Change"), then thereafter upon any conversion of preferred stock theretofore granted the Participant shall be entitled to the number of shares of Common Stock upon conversion of such preferred stock, in lieu of the number of shares of Common Stock as to which preferred stock shall then be convertible, the number and class of shares of stock and securities to which the Participant would have been entitled pursuant to the terms of the Fundamental Change if, immediately prior to such Fundamental Change, the Participant had been the holder of record of the number of shares of Common Stock as to which such preferred stock is then convertible. If (i) the Company shall not be the surviving entity in any merger or consolidation (or survives only as a subsidiary of another entity), (ii) the Company sells all or substantially all of its assets to any other person or entity (other than a wholly-owned subsidiary), (iii) any person or entity (including a "group" as contemplated by Section 13(d)(3) of the Exchange Act) acquires or gains ownership or control of (including, without limitation, power to vote) more than 50% of the outstanding shares of Common Stock, (iv) the Company is to be dissolved and liquidated, or (v) as a result of or in connection with a contested election of directors, the persons who were directors of the Company before such election shall cease to constitute a majority of the Board (each such event in clauses (i) through (v) above is referred to herein as a "Corporate Change"), the Committee, in its sole discretion, may accelerate the time at which all or a portion of a Participant's shares of preferred stock may be converted for a limited period of time before or after a specified date.

                  (xiii) Changes in Company's Capital Structure. If the outstanding shares of Common Stock or other securities of the Company, or both, for which the preferred stock is then convertible at any time be changed or exchanged by declaration of a stock dividend, stock split, combination of shares, recapitalization, or reorganization, the number and kind of shares of Common Stock or other securities which are subject to the Plan or subject to any preferred stock theretofore granted, and the conversion ratio, shall be adjusted only as provided in the designation of the preferred stock.

                  (xiv) Acceleration of Conversion of Preferred Stock. Except as hereinbefore expressly provided, (i) the issuance by the Company of shares of stock or any class of securities convertible into shares of stock of any class, for cash, property, labor or services, upon direct sale, upon the conversion of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, (ii) the payment of a dividend in property other than Common Stock or (iii) the occurrence of any similar transaction, and in any case whether or not for fair value, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of shares of Common Stock subject to preferred stock theretofore granted, unless the Committee shall determine, in its sole discretion, that an adjustment is necessary to provide equitable treatment to Participant. Notwithstanding anything to the contrary contained in this Plan, the Committee may, in its sole discretion, accelerate the time at which any preferred stock may be converted, including, but not limited to, upon the occurrence of the events specified in this Section 7(xiv).

SECTION 8. AMENDMENTS OR TERMINATION. The Board may amend, alter or discontinue the Plan, but no amendment or alteration shall be made which would impair the rights of any Participant, without his consent, under any option, warrant or preferred stock theretofore granted.

SECTION 9. COMPLIANCE WITH OTHER LAWS AND REGULATIONS. The Plan, the grant and exercise of options or warrants and grant and conversion of preferred stock thereunder, and the obligation of the Company to sell and deliver shares under such options, warrants or preferred stock, shall be subject to all applicable federal and state laws, rules and regulations and to such approvals by any governmental or regulatory agency as may be required. The Company shall not be required to issue or deliver any certificates for shares of Common Stock prior to the completion of any registration or qualification of such shares under any federal or state law or issuance of any ruling or regulation of any government body which the Company shall, in its sole discretion, determine to be necessary or advisable. Any adjustments provided for in subparagraphs 5(d)(xii), (xiii) and (xiv) shall be subject to any shareholder action required by the corporate law of the state of incorporation of the Company.

SECTION 10. PURCHASE FOR INVESTMENT. Unless the options, warrants, shares of convertible preferred stock and shares of Common Stock covered by this Plan have been registered under the Securities Act of 1933, as amended, or the Company has determined that such registration is unnecessary, each person acquiring or exercising an option or warrant under this Plan or converting shares of preferred stock may be required by the Company to give a representation in writing that he or she is acquiring such option or warrant or such shares for his own account for investment and not with a view to, or for sale in connection with, the distribution of any part thereof.

SECTION 11.  TAXES.

         (a) The Company may make such provisions as it may deem appropriate for the withholding of any taxes which it determines is required in connection with any options, warrants or preferred stock granted under this Plan.

         (b) Notwithstanding the terms of Paragraph 11 (a), any Participant may pay all or any portion of the taxes required to be withheld by the Company or paid by him or her in connection with the exercise of a nonqualified option or warrant or conversion of preferred stock by electing to have the Company withhold shares of Common Stock, or by delivering previously owned shares of Common Stock, having a fair market value, determined in accordance with Paragraph 5(d)(ii), equal to the amount required to be withheld or paid. A Participant must make the foregoing election on or before the date that the amount of tax to be withheld is determined ("Tax Date"). All such elections are irrevocable and subject to disapproval by the Committee. Elections by Covered Participants are subject to the following additional restrictions: (i) such election may not be made within six months of the grant of an option or warrant, provided that this limitation shall not apply in the event of death or disability, and (ii) such election must be made either six months or more prior to the Tax Date or in a Window Period. Where the Tax Date in respect of an option or warrant is deferred until six months after exercise and the Covered Participant elects share withholding, the full amount of shares of Common Stock will be issued or transferred to him upon exercise of the option or warrant, but he or she shall be unconditionally obligated to tender back to the Company the number of shares necessary to discharge the Company's withholding obligation or his estimated tax obligation on the Tax Date.

SECTION 12. REPLACEMENT OF OPTIONS, WARRANTS AND PREFERRED STOCK. The Committee from time to time may permit a Participant under the Plan to surrender for cancellation any unexercised outstanding option or warrant or unconverted Preferred stock and receive from the Company in exchange an option, warrant or preferred stock for such number of shares of Common Stock as may be designated by the Committee. The Committee may, with the consent of the holder of any outstanding option, warrant or preferred stock, amend such option, warrant or preferred stock, including reducing the exercise price of any option or warrant to not less than the fair market value of the Common Stock at the time of the amendment, increasing the conversion ratio of any preferred stock and extending the exercise or conversion term of and warrant, option or preferred stock.

SECTION 13. NO RIGHT TO COMPANY EMPLOYMENT. Nothing in this Plan or as a result of any option or warrant granted pursuant to this Plan shall confer on any individual any right to continue in the employ of the Company or interfere in any way with the right of the Company to terminate an individual's employment at any time. The option, warrant or preferred stock agreements may contain such provisions as the Committee may approve with reference to the effect of approved leaves of absence.

SECTION 14. LIABILITY OF COMPANY. The Company and any Affiliate which is in existence or hereafter comes into existence shall not be liable to a Participant or other persons as to:

         (a) The Non-Issuance of Shares. The non-issuance or sale of shares as to which the Company has been unable to obtain from any regulatory body having jurisdiction the authority deemed by the Company's counsel to be necessary to the lawful issuance and sale of any shares hereunder; and

         (b) Tax Consequences. Any tax consequence expected, but not realized, by any Participant or other person due to the exercise of any option or warrant or the conversion of any preferred stock granted hereunder.

SECTION 15. EFFECTIVENESS AND EXPIRATION OF PLAN. The Plan shall be effective on the date the Board adopts the Plan. The Plan shall expire ten years after the date the Board approves the Plan and thereafter no option, warrant or preferred stock shall be granted pursuant to the Plan.

SECTION 16. NON-EXCLUSIVITY OF THE PLAN. Neither the adoption by the Board nor the submission of the Plan to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including without limitation, the granting of restricted stock or stock options, warrants or preferred stock otherwise than under the Plan, and such arrangements may be either generally applicable or applicable only in specific cases.

SECTION 17. GOVERNING LAW. This Plan and any agreements hereunder shall be interpreted and construed in accordance with the laws of the state of incorporation of the Company and applicable federal law.

SECTION 18. CASHLESS EXERCISE. The Committee also may allow cashless exercises as permitted under Federal Reserve Board's Regulation T, subject to applicable securities law restrictions. or by any other means which the Committee determines to be consistent with the Plan's purpose and applicable law. The proceeds from such a payment shall be added to the general funds of the Company and shall be used for general corporate purposes.





                                    EXHIBIT D

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                   FORM 10-KSB
                   ANNUAL REPORT UNDER SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934
                     For the Fiscal Year Ended June 30, 2001
                          Commission File No. 000-28371

                               Endovasc Ltd., Inc.
                   (Name of Small Business Issuer in Its Charter)


           Nevada                                  76-0512500
----------------------------------------------------------------
(State  or  Other  Jurisdiction  of                 (I.R.S.  Employer
Incorporation  or  Organization)              Identification  Number)


               15001 Walden Road Suite 108 Montgomery, Texas 77356

       -----------------------------------------------------  ------------
               (Address  of  principal  executive  offices)  (Zip  Code)

                                 (936)  448-2222
                                 --------------
                (Issuer's  Telephone  Number,  Including  Area  Code)

Securities  registered  pursuant  to  Section  12(b) of the Exchange Act:   None

Securities  registered  pursuant  to  Section  12(g)  of  the  Exchange  Act  :

                    Common  Stock,  Par  Value  $0.001  Per  Share
Check whether the Issuer: (1) has filed all reports required to be filed by
Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days:
Yes [x] No []
Check if there is no disclosure of delinquent filers pursuant to Item 405 of Regulation S-B contained herein, and no disclosure will be contained, to the best of registrant's knowledge, in definitive proxy or information statements incorporated by reference in Part III of this Form 10-KSB or any amendment to this Form 10-KSB.
The Company's revenues for its most recent fiscal year were $75M.
The aggregate market value of the voting stock held by non-affiliates of the Company was $1,881,951 as of September 25, 2001, based on the average bid and asked price of $0.04 per share as of that date. There were 58,811,798 shares of Common Stock, $.001 par value, outstanding as of September 25, 2001. Additionally, there were 12,255 shares of Series A 8% Cumulative Convertible Preferred Stock, $.001 par value per share, outstanding as of September 25, 2001.

                                     PART I

Item 1. DESCRIPTION OF BUSINESS.
History
We incorporated as a biopharmaceutical company under the laws of the state of Nevada on June 10, 1996, under the name Endovasc, Inc. Upon our initial incorporation, we were authorized to issue an aggregate of 25,000 shares of capital stock with a par value of $0.001 per share. On September 5, 1996, we amended our articles of incorporation to increase our authorized shares to 100,000,000 shares of common stock, par value $0.001 per share. On May 28, 1997, we amended our articles of incorporation to change our name to Endovasc Ltd., Inc. On June 2, 1997, we amended our articles of incorporation to authorize a total of 120,000,000 shares of capital stock, par value $0.001 per share, of which 100,000,000 shares are common shares and 20,000,000 shares are preferred shares. On or about October 8, 1999, we received preclinical approval to file an Investigational New Drug application for Phase I and II clinical trials of our Liprostin technology. On or about February 25, 1999, we obtained the exclusive licensing rights to Nicotine Receptor Agonist ("NRA") technology from the University of Stanford, in exchange for stock and cash. We have commenced preclinical trials on the safety and efficacy of NRA in conjunction with Stanford University and Columbia University. The Company has not been subject to bankruptcy, receivership or any similar proceeding.
Overview
We develop, market and license biopharmaceutical products, particularly liposomal drug delivery methods, for the human healthcare industry. We develop liposomes, which are microscopic cell-like spheres composed of a thin, durable lipid membrane surrounding a hollow compartment. Liposomes entrap and protect drugs from degradation in the blood stream and can be engineered to regulate the transport of molecules across their outer membrane. Using this technology, we are developing products that deliver drugs to their intended target and release them with efficiency and control.
Currently, our product development is focused on three product lines-- Liprostin, Nicotine Receptor Agonist, and stent coating. Although we hold patents and patents pending for products in the process of clinical testing, our products have not been approved for general sales. Consequently, we have not generated any revenues from the sale of products and have historically operated with significant losses. Although our current development efforts focus on vascular (heart and lung) applications of our products, we intend to develop our technologies for use in many medical treatment applications. We believe that our unique and highly adaptable technologies will put our products at the forefront of the multi-billion dollar drug market.
                              Liprostin Technology
Our Liprostin products provide targeted delivery of Prostaglandin E-1 to blood vessels in connection with angioplasty procedures. Angioplasty is a common medical procedure that utilizes a small balloon-like structure to expand and clear blocked cardio-pulmonary blood vessels. Prostaglandin E1, a naturally occurring hormone, is used to prevent common secondary blockages from occurring after angioplasty treatment; these blockages are known as restenosis. Restenosis following balloon angioplasty or stent placement is the most common problem occurring in the over 1,000,000 patients undergoing these procedures annually worldwide, according to the American Heart Association. According to the American Heart Association, the incidence of restenosis can be as high as 40-50%, within six months of the procedure (slightly less with stents) and most drugs tested have not yet been proven to reduce restenosis significantly in clinical trials. Similarly, Prostaglandin E1's short lifespan in the blood stream can render it ineffective in preventing restenosis. Liprostin delivery system utilized liposomal encapsulation of Prostaglandin E1 to provide a longer and more controlled release of Prostaglandin E1 and to improve therapeutic effectiveness of the drug. Liprostin, as an adjunct therapy for the treatment of critical limb ischemic (CLI) complications will be administered as an intra-arterial bolus prior to, and immediately after PTA and followed by intravenous infusion. We intend to develop our Liprostin product lines further to treat conditions such as restenosis, coronary arrest, occlusive disease, ischemic ulcers, CLI (limb salvage), claudicants, liver disease,arthritis, and as a topical solution for wound healing.
We have successfully completed Phase I clinical trials of Liprostin and, at the previous recommendation by the FDA are preparing for Phase III clinical trials for Critical Limb Ischemia (CLI) in a large patient base including clinical sites in both the U.S. and Buenos Aires.
We have protected our proprietary rights to Liprostin technology through US Patent 4,820,732, US Patent 4,955,878 and Notice of Allowance to US Patent 5,980,551 received on November 9, 1999, and Trademark Application Ser. No. 75/632,736 (Liprostin) and various patents pending.
                            Stent Coating Technology
We are developing Prostaglandin E-1 coated balloon catheters and stents, as well as Nicotine Receptor Agonist (NRA) coated stents for varied vascular applications. As described above, balloon catheters are utilized to physically expand and clear blocked blood vessels in vascular surgical procedures. Conversely, stents are small structures used during and after vascular surgery to support vessels and deliver agents that promote healing. This technology accomplishes the opening and maintenance of a blood vessel by mechanical means (stent) while providing medicinal drug treatment from the gradual release of Prostaglandin E1, NRA or other drugs from the slowly degrading, biocompatible substrate of the intravascular stent. Other therapeutic treatments include anti-tumor agent coated stents placed in the main feeding vessels for treatment of malignant tumors, where the stent will continuously release anti-tumor drugs directly to the tumor site.
We have protected our proprietary rights to our stent coating technology through patents and patents pending.
                      Nicotine Receptor Agonist Technology
Our Nicotine Receptor Agonist technology promotes new growth of blood vessels (known as angiogenesis or vasculogenesis), and has applications in the treatment of heart disease, stroke, limb circulatory disease, and wound healing. Researches at Stanford University discovered the technology during a 1999 study funded by the Tobacco-Related Diseases Research Program of the University of California, the American Heart Association, the National Institutes of Health and the Deutsche Froschungsgemeinschkaft. While studying the damaging effects of tobacco smoke, researchers discovered that smokers appeared less susceptible to deaths due to infarction as compared to non-smokers. This counterintuitive discovery suggested that low-dose (non-smoked) nicotine had extraordinary angiogenic and vasculogenic growth factor potential. To develop technology based on this unique discovery, we obtained a worldwide exclusive right to the patent application for Nicotine Receptor Agonist in February 2000. Further study of our Nicotine Receptor Agonist technology revealed more conclusive results. Experiments have shown that nicotine promotes angiogenesis and vasculogenesis in areas of the body that are deprived of proper blood supply. Blockages of the arteries that feed an organ, often caused by build-up of fatty material, cholesterol and plaques in arterial walls, may deprive the tissue of proper blood supply. These blockages reduce the body's ability to supply organs and surrounding tissue with nutrients, particularly oxygen, which results in a condition called ischemia. Ischemia reduces cells' ability to function and in severe cases causes rapid cell death. The body naturally defends against ischemia by reducing the work required from the affected area and attempting to grow new blood vessels into the ischemic area. Stanford researchers found tobacco smokers had significantly more growth of new vessels around such blockages than non-smokers, apparently due to the therapeutic effects of nicotine. Upon further analysis, researchers determined that a particular fraction of the nicotine molecule could provide a method of treating and preventing a range of diseases and ailments involving angiogenesis. These diseases, such as myocardial and cerebral infarction, mesenteric or limb ischemia, common wounds, vascular occlusion, and vascular stenosis, commonly called "hardening of the arteries", affect millions of persons every year in the United States alone (American Heart Association).
We estimate that the market for treatment of these diseases is over $5 billion. For example, we estimate that a course of treatment for coronary ischemia utilizing Nicotine Receptor Agonist drugs would cost approximately $10,000 to $15,000. This type of treatment would be significantly less expensive and intensive than current alternatives of angioplasty and or open heart surgery, providing a "biological bypass." We hope to market a commercially viable product using this Nicotine Receptor Agonist technology within three years.
Distribution Methods
Upon receipt of necessary governmental regulatory consent, we intend to distribute products utilizing our Liprostin, stent-coating, and Nicotine Receptor Agonist technologies worldwide. As previously described, we are developing our products for varied vascular applications.
In addition to peer review, seminars, journals and direct sales, we intend to market and distribute our products in conjunction with business partners experienced in marketing and distribution in the biopharmaceutical and medical industries. If we are unable to reach an agreement with marketing and distribution partners that is acceptable to us, we may raise the funds necessary to create our own production, marketing and distribution infrastructure through a public offering of our securities. Patents and Proprietary Rights We believe that adequate protection of our proprietary technology is a vital aspect of our business operations. Consequently, we pursue patent protection for our proprietary technology in the United States and in foreign countries, as deemed necessary to protect development of our operations.
We have patent protection for several products and are pursuing patent and trademark applications for additional products. In August 1996, Dr. Jackie R. See transferred and assigned patent rights in the United States, Germany and Canada for two of our products. The first patent, United States Patent No. 4,820,732, was issued on April 11, 1989, and protects our proprietary technology regarding a "Method and Composition for Reducing Dysfunction in Angioplasty Procedures". The second patent, United States Patent No. 4,955,878, was issued on September 11, 1990, and protects our proprietary technology regarding a "Kit for Treating Arterial Dysfunction Resulting from Angioplasty Procedures". We have not maintained the application of this second patent and intend to let its protections expire to the benefit of the public domain, except as limited by patent applications described below. In addition to these assigned patents, we obtained a United States patent for our proprietary technology regarding a "Composition and Method for Making a Biodegradable Drug Delivery Stent", on November 9, 1999. Similarly, we have filed a patent application for this technology under the Patent Cooperation Treaty, as well as with the European Patent office and European Union. These applications seek patent protection in France, Germany and the United Kingdom.
We have United States patent applications pending for several other technologies. In June 1997, we filed a United States patent application for our proprietary technology regarding a "Method and Apparatus for Treating Vascular Disease with PGE-1 Bearing Liposomes". In May 1999, we filed a United States patent application for our proprietary technology regarding "Prosthesis with Biodegradable Surface Coating and Method for Making Same". The May 1999 application is a "continuation in part" of our patent application regarding "Composition and Method for Making a Biodegradable Drug Delivery Stent," and, if granted, will protect this technology's application in various medical products. In June 1999, we filed a United States patent application for our proprietary technology regarding "Sterically Stabilized Liposomes with Improvement of Blood Retention Times and Targeting of Sites of Disease by Prostaglandins in Particulate Drug Carriers." In May 2000, we filed a United States patent application for proprietary technology regarding "Resorbable Prosthesis with Biodegradable Surface Coating and Method for Making Same." We are seeking trademark protection for the name Liprostin(TM) under Trademark Application Ser. No. 75/632,736. In May of 1999, the United States Patent and Trademark Office notified us that our pending Patent US Ser. No. 09/309,949 would be allowed (Notice of Allowance). We also own rights to several trademarks employed in our business, including our logo, the registered domain name of www.endovasc.com, and other trade and service marks identifying our products and services. In February 2000, we obtained exclusive worldwide licensing of patent rights to develop, manufacture, use and sell products incorporating nicotine and nicotine agonists for therapeutic angiogenesis. Pursuant to our acquisition of these patent rights from the Leland Stanford Junior University, we agreed to pay royalties to the university on sales of any products incorporating the nicotine agonist technology. Our licensing rights may be terminated in the event that we default on payment of royalties, in addition to certain other circumstances.
It is important to note that other public and private institutions may have obtained, or filed applications for, patents that we may need for development of our products. We cannot know the scope or validity of such patents, the extent that we may desire to acquire licenses under such patents, or the availability of such licenses upon terms that are acceptable to us. Governmental Regulation United States and international governmental regulation of the biopharmaceutical industry is a significant factor in our operations, particularly our research and development activities. In the United States the Food and Drug Administration oversees clinical testing, production and marketing of our products for human therapeutic use through rigorous mandatory procedures and safety. The Food and Drug Administration requires satisfaction of several procedures prior to approving marketing and distribution of pharmaceutical products in the United States. These include (i) preclinical tests, (ii) submission of an application for an Investigational New Drug, which must become effective before commencing human clinical trials, (iii) thoroughly documented and supervised human clinical trials to determine drug safety and efficacy in its intended application, (iv) submission and acceptance of an Investigational New Drug Application, in the case of drugs, or a Product License Application, in the case of biologics, and (v) approval of the Investigational New Drug Application or Product License Application prior to commercial sale or shipment of the drug or biologic. In addition to this process, each domestic drug manufacturing establishment must be registered or licensed with the Food and Drug Administration. Domestic manufacturing establishments are also subject to inspections by the FDA and by other federal, state and local agencies and must comply with Good Manufacturing Practices as required.
Clinical trials are typically conducted in three sequential phases, which may overlap. Phase I clinical studies test dosage and tolerance upon initial introduction of the drug to humans. Phase II clinical studies document evaluation of drug safety and efficacy. Phase III trials document large scale evaluation of drug safety and efficacy and may utilize larger patient pools, depending on the type of marketing approval that is sought.
Clinical testing and the Food and Drug Administration approval process for a new product often involves significant time and resources. The Food and Drug Administration may grant an unconditional approval of a drug for a particular indication or may grant approval pending further post-marketing testing. In addition, further clinical studies may be required to provide additional safety data or to gain approval for an alternative product application than was originally approved. International biopharmaceutical product sales and distribution are subject to widely varying regulatory requirements. Generally, the European Union has coordinated its member states' common standards for clinical testing of new drugs. Due to difference in regulatory restrictions in the European Union and other foreign jurisdictions the time required to obtain regulatory approval from a foreign country's regulatory agencies may be longer or shorter than that required for Food and Drug Administration approval. In addition to these regulations, our operation is subject to regulations under state and federal law regarding occupational safety, laboratory practices, the use and handling of radioisotopes, environmental protection and hazardous substance control as well as other present and possible future local, state, federal and foreign regulation.
Competition
Competition in the biopharmaceutical industry and the liposome and lipid-based product area is intense. Factors such as product performance, patient compliance, physician acceptance, ease of use, safety, price, marketing, distribution and adaptability of administration are crucial to capturing market position in our industry. Competition may also be based on other company's development of alternative products and approaches aimed at the treatment, diagnoses or prevention of the same diseases as our products. Competition from other companies is based on scientific and technological factors, the availability of patent protection, the ability to commercialize technological developments, the ability to obtain government approval for testing, manufacturing and marketing and the economic factors resulting from the use of those products. Many companies, both public and private, including well-known pharmaceutical and chemical companies, many of which have greater capital resources than we do, are seeking to develop lipid and liposome based products, as well as stent-coating technologies similar to our own. In addition, colleges, universities, and public and private research institutions are similarly seeking to establish proprietary rights to these product technologies. We face established and well-funded competition from other companies developing liposome based drug delivery systems. These liposome competitors include Eli Lilly, The Liposome Company and Schering-Plough. These companies generally use liposome for the delivery of antitumor drugs, while our products are primarily intended for use in vascular treatments. To our knowledge, current competition in the vascular treatment area is limited to ReoPro(R) sold by Centocor and marketed by Eli Lilly, which is used in angioplasty. We also face established and well-funded competition from medical device manufacturers in the development of stent-coating technologies. These competitors include major medical device manufacturers such as, Guidant, Inc., Cook, Inc., and Boston Scientific, Inc. To our knowledge current competition in this technology is limited to the use of drugs used in cancer therapies, as opposed to our Prostaglandin E1, which is a naturally occurring, chemically related fatty acid shown to be a potent vasodilator, platelet inhibitor and anti-thrombotic.
Research and Development
We maintain 1,400 square feet of lab space equipped with customary wet laboratory equipment at our headquarters in Montgomery, Texas. Our research and development efforts are focused on our core product - Liprostin. We are conducting clinical trial testing of Liprostin to obtain the Federal Drug Administration approval of its sale in the United States. Phase I clinical trials to test product safety and tolerance levels using a small group of healthy subjects, as well as providing information about the product's effectiveness and dosage levels was successfully completed in January 2001. With this success, the company determined to proceed to Phase III clinical trials as had been suggested by the FDA in late 1999. An IND and protocol for a Phase III, "Randomized, multicenter study of Liposomal prostaglandin E1 (Liprostin) in conjunction with percutaneous transluminal angioplasty in patients with critical limb ischemia" was filed with the FDA on August 2001. Also, the company filed an Orphan Drug application with the FDA on July 2001. Orphan Drug is a designation of the FDA to indicate a therapy developed to treat a rare disease (one which afflicts a U.S. population of less than 200,000 people). Because there are few financial incentives for drug companies to develop therapies for diseases that afflict so few people, the U.S. government offers additional incentives to drug companies that develop these drugs, which include: 1)eligibility for an FDA grant of up to $300,000 per year for a maximum of 3 years; 2)a tax credit equal to 50% of the qualified clinical testing expenses for the taxable year in which the clinical study(s) were conducted; and most importantly, 3)a 7 year exclusivity to market the drug as adjunct treatment for the rare disease. We expect to complete phase III clinical trials by late 2004.
In addition, we are conducting feasibility studies with prospective strategic partners to find practical collaborative products that incorporate Liprostin with other technologies. We intend to develop new uses for our core product Liprostin, including applications in hip or bone prostheses, cancer treatment, inflammatory disease, liver disease, and wound healing. We have successfully completed preclinical trials in rabbits for Nicotine receptor agonist at Stanford University, and have initiated animal studies in dogs and pigs at Columbia University to continue safety and efficacy studies of this technology. We are currently developing this technology for use in treatment of peripheral occlusive arterial disease, in addition to other applications. We successfully completed a feasibility study of our stent-coating technology using our patented Prostaglandin E1 with a major medical device manufacturer in early 2001; and we have continued that work with other medical device companies, as well. Employees As of June 30, 2001, we employed ten employees, including five management and five support staff employees. In addition, we employ one full-time and twelve part-time consultants. None of our employees or independent contractors is subject to a collective bargaining agreement and we believe that our relations with our employees are good.

Item 2. DESCRIPTION OF PROPERTY.
We maintain our executive offices and research and development facilities at 15001 Walden Road, Suites 108, 100, 234 and 235, Montgomery, Texas 77356. We lease these 4,950 square foot facilities at an aggregate monthly rental rate of $4,150. We believe that our facilities are adequate for our current levels of operations.

Item 3. LEGAL PROCEEDINGS
As of the date of this filing, we are not involved in any material litigation or legal proceedings and are not aware of any potential material litigation or proceeding threatened against us. We were named as a defendant in a civil lawsuit styled David F. Miller v. Endovasc Ltd., Inc., Number 99-4-02283-CV, in the 9th Judicial District Court of Montgomery County, Texas. The plaintiff claimed damages as a result of an alleged breach of consulting contract with us. A bench trial was held on May 14, 2001. On June 15, 2001, a judgment was entered against us in the amount of $3,240,000 plus pre and post-judgment interest. This judgment exceeded the book value of our assets. We filed a motion for a new trial, and the parties participated in mediation prior to a ruling on our motion for a new trial. The mediation resulted in a settlement, which was entered into the court records on August 10, 2001. As a result of the settlement, we issued 8,000,000 free-trading shares, based on an exemption from registration provided by Section 3(a) (10) of the Securities Act of 1933 as amended, of our common stock in the name of the plaintiff. The settlement terminated all disputes of any kind between the parties, and also terminated a related matter styled David
F. Miller v. Gary Ball Case #CV0003644, in Washoe County, Nevada. The above information was filed with the SEC in a Form 8-K on August 10, 2001.

Item 4. SUBMISSION OF MATTERS TO A VOTE OF SECURITYHOLDERS.
                                 Not Applicable.
                                     PART II
Item 5. MARKET FOR REGISTRANT'S COMMON EQUITY AND RELATED STOCKHOLDER MATTERS. The Company's Common Stock trades on the Nasdaq Over the Counter Bulletin Board under the symbol "ENDV." The following table sets forth for the quarters indicated the range of high and low closing prices of the Company's Common Stock as reported by Nasdaq and the Electronic Bulletin Board but does not include retail markups, markdowns or commissions.

Fiscal Quarter Ending:                       Common Stock Price
                                         (rounded to nearest penny)
                                            High           Low
June 30, 2001                                   0.18            0.06

March 31, 2001                                  0.40            0.16

December 31, 2000                               0.88            0.16

September 30, 2000                              2.25            0.75

June 30, 2000                                   4.00            1.20

March 31, 2000 (through March 21, 2000)        15.00            0.10

December 31, 1999.                              0.30            0.06

September 30, 1999                              0.63            0.13

June 30, 1999                                   0.88            0.38

March 31, 1999                                  1.00            0.19

December 31, 1998                               1.50            0.38

September 30, 1998                              6.00            0.38

As of June 30, 2001, the Company had approximately 4,600 record and beneficial stockholders.

                                 Dividend Policy
The Company has never paid cash dividends on its Common Stock and intends to retain earnings, if any, for use in the operation and expansion of its business. The amount of future dividends, if any, will be determined by the Board of Directors based upon the Company's earnings, financial condition, capital requirements and other conditions.

Item 6. MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS
The statements contained in this prospectus that are not historical are forward-looking statements, including statements regarding the Company's expectations, intentions, beliefs or strategies regarding the future. Forward-looking statements include the Company's statements regarding liquidity, anticipated cash needs and availability and anticipated expense levels. All forward-looking statements included in this prospectus are based on information available to the Company on the date hereof, and the Company assumes no obligation to update any such forward-looking statement. It is important to note that the Company's actual results could differ materially from those in such forward-looking statements. Additionally, the following discussion and analysis should be read in conjunction with the Financial Statements and notes thereto appearing elsewhere in this prospectus. The Company is in the development stage and has had limited operating revenues since its inception on June 10, 1996. From June 10, 1996 through June 30, 2001, the Company had an accumulated deficit of $8,729M.
The Company presented pre-clinical data to the U.S. Food and Drug Administration
(FDA) in October 1999, in preparation of its Investigational New Drug (IND) filing for Liprostin, its liposomal prostaglandin E-1 (PGE-1) drug for indications of critical limb ischemia (CLI). The FDA reviewed the Company's data and responded with a waiver of Phase I and II clinical trials, if the Company elected to proceed directly to a Phase III trial for the product. The Company is determined to pursue Phase I clinical trials in healthy patients to establish dosage and tolerance levels of the drug prior to moving forward with Phase III as suggested by the FDA. After review of the successful report of the Phase I trials, the company submitted on August 2, 2001 an IND submission and Phase III protocol; and also submitted to the FDA on July 25, 2001 an Orphan Drug application for critical limb ischemia. The company anticipates to treat the first patient in Phase III clinical trials by November 2001. The company anticipates to receive notice from the FDA on the Orphan Drug application in late September 2001. Orphan Drug status for Liprostin in the treatment of Critical Limb Ischemia would provide income to the Company through an FDA grant to assist in the offset of development costs of the drug (up to $300,000 per year for a maximum of 3 years), as well as a 7-year marketing exclusivity.
In November 2000, the Company submitted an application for consideration of a major research grant for animal studies of Nicotine Receptor Agonist. In April 2001, the Company was notified of the grant approval for $700,000 over a two year period. Monies from the grant would not become available until after November 2001. Identity of the grantor was requested to remain anonymous until such time as release of the results from the studies. The Company anticipates to have publication of data released after the first of the year (2002).
During the fiscal year ended June 30, 2001, the Company's net revenues increased to $75M compared with revenues of $24M for the previous fiscal year ended June 30, 2000. All revenues during this period were from sales of research and development services provided by the Company to third parties. The Company had agreements with a device manufacturer for feasibility and development of the proprietary use of Liprostin in the treatment of various vascular diseases by application of medicinal coatings to vascular stents for elimination or reduction of new tissue growth in and around the stents, a condition known as restenosis. During the fiscal year ending June 30, 2001 and 2000, costs and operating expenses were $2,942M and $2,879M, respectively. The increase in costs and operating expenses for the year is primarily due to an increase in the cost of research and development, clinical trials, scientific consulting, facilities, and overhead.
Cash flows used in operating activities for the fiscal year ending June 30, 2001 increased $376M to $1,943M, compared to $1,567M for the previous fiscal year ending June 30, 2000, primarily due to the increased cost of scientific consultants, materials and prototype manufacturing and the payment of these additional expenses with cash rather than the Company's common stock. Interest expense decreased for the fiscal year ending June 30, 2001 by $109M or 86%. This was due to the convertible debentures being converted to common stock during the fiscal year ended June 30, 2000, resulting in no convertible debentures outstanding during the fiscal year ended June 30, 2001.
Research and development expenses totaled $1,348M during the fiscal year ending June 30, 2001, an increase of $371M from $977M for the fiscal year ended June 30, 2000. These expenses were related to the increased cost of new materials, labor and travel connected to the production of the Liprostin and the ongoing, in-house projects for medicinally coated vascular stents.

Liquidity and Capital Resources
The Company had a working capital deficit on June 30, 2001, of $841M, compared to a working capital deficit of $138M at June 30, 2000. This increase was primarily due to the increased use of cash to fund the Company's operations, the settlement of a litigation matter and the increase in payables related to our ongoing research and development.
The Company requires significant additional funds to enable it to continue its Liprostin product development and to complete its Food and Drug Administration required clinical trials, as well as research and development of its licensed product nicotine receptor agonist (NRA) and its stent coating technology.
The Company continues to actively pursue additional financing, collaborations with firms, and other arrangements aimed at increasing its capital resources. Failure to acquire such funds may adversely impact the scheduled marked introduction of Liprostin and possibly adversely affect the Company's operations. In order to continue as a going concern, the Company must raise additional funds as noted above and ultimately achieve profit from its operations.

Item 7. FINANCIAL STATEMENTS AND SUPPLEMENTARY DATA.
The response to this item is set forth at the end of this report.

                                    PART III

Item 8. CHANGES IN OR DISAGREEMENTS WITH ACCOUNTANTS
None.

Item 9. DIRECTORS, EXECUTIVE OFFICERS, PROMOTERS AND CONTROL PERSONS; COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT. Our executive officers, directors and key employees and their ages and positions with us as of June 30, 2001, are as follows:

                                Period Served As
Name                   Age            Position             Officer/Director/Key Employee
---------------------  ---  -----------------------------  -----------------------------
David P. Summers        62  Chief Executive Officer        Inception (1996) to
                            and Chairman                   Present

Diane Dottavio          49  Director of Research and       March 2000 to Present
                            Development

Barbara J. Richardson   54  Vice President of Operations,  January 2000 to Present
                            Secretary and Director


M. Dwight Cantrell      55  Chief Financial Officer,       January 1997 to Present
                            Treasurer and Director

John T. (Jack) Sorbi    64  Vice President of Business     November 2000 to Present
                            Development/Sales/Marketing

Gary R. Ball            41  Director                       July 1996 to Present

Claudio R. Roman        43  Director                       January 1997 to Present

Set forth below is a brief background of the executive officers, Directors and key employees of the Company, based on information supplied by them.
Dr. David P. Summers serves as our Chief Executive Officer and Chairman. Dr. Summers has served in this capacity on a full-time basis since our inception and is primarily responsible for our operations as a whole.
 Prior to working with Endovasc, Dr. Summers founded
American BioMed, Inc. and served as its President and Chief Executive Officer from 1984 to 1995. Dr. Summers is a Fellow in the American College of Angiology, a Fellow in the International Society for endovascular Surgery, as well as the inventor of several medical devices used to treat cardiovascular diseases. He is the author of 25 issued patents and has 8 patents pending. Prior to founding American BioMed, Dr. Summers assisted with the management of several corporations, including C.R. Bard, Inc., a manufacture and distributor of cardiovascular medical products, Karl Stortz Endoscopy, an endoscopic instrument company, and Pall Corporation, a manufacturer and distributor of blood filtration products. Dr. Summers holds an
 M.B.A. degree from Pepperdine University as well as a Ph.D. in International Economics from Kennedy-Western University. He is also a member of the New York Academy of Sciences, the American Association of Advancement of Science, the Houston Inventors Association, the European Vascular Society and the Society of
Plastic Engineers.
Diane Dottavio serves as our Director of Research and Development. Prior to joining us in March of this year, Ms. Dottavio served as Senior Scientist with Leukosite, Inc., from 1994 to 1996, and as Director of Laboratory Instruction and Research at the University of Houston, from 1997 to this year. Ms. Dottavio holds a B.S. in Biology and a M.S. in Organic Chemistry from the University of New
Mexico, as well as a Ph.D. in Biochemistry from the University of Texas.
Barbara J. Richardson serves as our Vice President of Operations, Secretary and Director. Ms. Richardson has more than 10 years' experience in management and marketing n a small business environment. Her previous association with Baylor College of Medicine in Houston utilized her knowledge and expertise in the areas of medical education, conference management, development of multi-media medical education materials, and FDA guidelines as they pertain to continuing medical education and marketing of new drugs and medical devices.
M. Dwight Cantrell serves as our Chief Financial Officer, Treasurer and Director. Mr. Cantrell has maintained, and continues to maintain, a public accounting practice in the state of Texas since 1976. Mr. Cantrell is a public accountant, and holds a B.B.A. in accounting from Southern Ohio University.
John (Jack) Sorbi, as our Vice President of Business Development, Sales, and Marketing, is responsible for pursuing collaborations and alliances with companies who can complement the company's products and achieve company goals. He also maintains communications with the shareholders and the investment community. Mr. Sorbi has a thirty-five year background in sales, marketing and operations in both large and small business environments. He has experience in new business development and building strong partnerships through creative programs and various media promotions, such as video, broadcast, and conventions. As the owner of his own agency for a number of years, he assisted businesses in banking, retail, and medical device manufacturing.
Gary R. Ball serves as our Director and is one of our co-founders. Prior to co-founding us in July 1996, Mr. Ball served as a mechanical engineer with American BioMed, Inc., from 1991 to 1996. Mr. Ball is a co-inventor of two U.S. patents and is experienced in prototype design, research, and development, as well as reliability testing and patent research and filing.
Claudio R. Roman serves as a Director. Mr. Roman is a practicing attorney in the State of Texas. Mr. Roman has maintained, and continues to maintain, a private law practice in the state of Texas since 1985.
 Mr. Roman holds a J.D. degree from the University of Houston School of Law.
Our Directors hold office until the next annual meeting of our stockholders and until their successors have been elected and duly qualified. Executive officers are elected by our Board of Directors annually and serve at the discretion of the Board. Non-employee Directors receive no salary for their services and receive no fee from the Company for their participation in meetings, although all Directors are reimbursed for reasonable travel and other out-of-pocket expenses incurred in attending meetings of the Board.

Item 10. EXECUTIVE COMPENSATION.
The following table sets forth certain summary information with respect to the compensation paid to the executive officers for services rendered to us, in all capacities, for the fiscal years ended June 30, 1999, 1998, and 1997. Other than as listed below, we had no executive officers whose total annual salary and bonus exceeded $100,000 for that fiscal year:

                                       Summary Compensation Table

                                                                          Long Term Compensation
                             Annual Compensation                  Awards                        Payouts

                                                            Other                        Securities
                                                            Annual       Restricted
Under-                        Other
Name and                                                    Compen-       Stock          Lying
LTIP         Compen-
Principal                           Salary       Bonus      sation        Awards         Options/
Payouts        sation
Position                   Year      ($)          ($)         ($)           ($)            ($)
($)         SARs(#)
David P. Summer            2001     75,097         -            -            -            200,000         $0.40
David P. Summers           2000     66,500         -            -            -                -
-             -
CEO and Director           1999     75,000         -            -            -          1,000,000
$0.25            -
                           1998     60,000         -            -            -               -
-              -

Directors of the Company receive no compensation for their services as Directors.
Employment and Other Agreements
We have entered into employment agreements with Dr. David Summers and Ms. Barbara Richardson. We entered into a three-year employment contract with Dr. Summers in 1996, providing for annual compensation of $150,000 in cash and equity interests. The original term of this contract has expired, but the term has been renewed for a one-year period each June since its original expiration. We also have a one-year automatically renewable employment contract with Ms. Richardson, providing for annual compensation of $70,000 in cash and equity interests.
Stock Option Plans
We adopted a stock option plan (the "2000 Plan") at our annual shareholders meeting in October, 2000, pursuant to which 3,000,000 shares of common stock were reserved for issuance. The following is a description of the 2000 Plan. The 2000 Plan will be administered by the Board of Directors, or by a committee with at least two Directors as delegated by the Board of Directors who determine among other things, those individuals who shall receive options, the time period during which the options may be partially or fully exercised, the number of shares of common stock issuable upon the exercise of the options and the option exercise price.
The 2000 Plan will be for a period of ten years. Options under the 2000 Plan must be issued within ten years from the effective date of the 2000 Plan. Options may be granted to officers, Directors, consultants, key employees, advisors and similar parties who provide their skills and expertise to us. Options granted under the 2000 Plan may be exercisable for up to ten years, may require vesting, and shall be at an exercise price as determined by the Board of Directors. Options will be non-transferable except to an option holder's personal holding company or registered retirement savings plan and except by the laws of descent and distribution or a change in our control, as defined in the 2000 Plan, and are exercisable only by the participant during his or her lifetime. Change in control includes (i) the sale of substantially all of our assets and merger or consolidation with another, or (ii) a majority of the Board of Directors changes other than by election by the shareholders pursuant to a Board of Directors' solicitation or by vacancies filled by the Board of Directors caused by death or resignation of such person.
If a participant ceases affiliation with us by reason of death, permanent disability or the retirement of an optionee either pursuant to a pension or retirement plan we adopted on the normal retirement date prescribed by us from time to time, the option remains exercisable for three months from such occurrence but not beyond the option's expiration date. Other termination gives the participant three months to exercise, except for termination for cause that results in immediate termination of the option. Options granted under the 2000 Plan, at the discretion of the compensation committee or the Board of Directors, may be exercised either with cash, by certified check or bank cashier's check, common stock having a fair market equal to the cash exercise price, the participant's promissory note, or with an assignment to us of sufficient proceeds from the sale of the common stock acquired upon exercise of the Options with an authorization to the broker or selling agent to pay that amount to us, or any combination of the above.
The exercise price of an option may not be less than the fair market value per share of common stock on the date that the option is granted in order to receive certain tax benefits under the Income Tax Act of United States (the "ITA"). The exercise price of all future options will be at least 100% of the fair market value of the common stock on the date of grant of the options. A benefit equal to the amount by which the fair market value of the shares at the time the employee acquires them exceeds the total of the amount paid for the shares or the amount paid for the right to acquire the shares shall be deemed to be received by the employee in the year the shares are acquired pursuant to paragraph 7(1) of the ITA. Where the exercise price of the option is equal to the fair market value of the shares at the time the option is granted, paragraph 110(1)(d) of the ITA allows a deduction from income equal to one quarter of the benefit as calculated above. If the exercise price of the option is less than the fair market value at the time it is granted, no deduction under paragraph 110(1)(d) is permitted. Options granted to non-employees, whether Directors or consultants or otherwise will confer a tax benefit in contemplation of the person becoming a shareholder pursuant to subsection 15(1) of the ITA. Any unexercised options that expire or that terminate upon an employee's ceasing to be employed by us become available again for issuance under the 2000 Plan.
The 2000 Plan may be terminated or amended at any time by the Board of Directors, except that the number of shares of common stock reserved for issuance upon the exercise of options granted under the 2000 Plan may not be increased without the consent of our shareholders.
At June 30, 2001 1,325,500 options have been issued at prices ranging from $1.00 to $0.40.

Item 11. SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT.
The following table sets forth certain information as of June 30, 2001, with respect to the number of shares of each class of voting stock beneficially owned by (i) those persons known to the Company to be the owners of more than five percent of any such class of voting stock of the Company, (ii) each director of the Company and (iii) all directors and executive officers of the Company as a group. Unless otherwise indicated, each of the listed persons has sole voting and investment power with respect to the shares beneficially owned by such shareholder.

                                                   Percentage of
Name and Address of     Amount of                 Beneficial
Beneficial Owner (1)    Beneficial                Ownership
                        Ownership(2)(3)

David P. Summers          7,574,526 (4)             19.82
Diane Dottavio              100,000                  0.26
Barbara J. Richardson     1,260,000                  3.30
Jack Sorbi                   25,000                  0.08
M. Dwight Cantrell        1,760,000                  4.61
Gary R. Ball                993,500 (5)              2.60
Claudio R. Roman             50,000                  0.13
All Directors and Executive Officers as a Group 11,763,026 30.80
(7 persons)

(1) Except as otherwise noted, the address of the beneficial owners described in this table shall be c/o Endovasc Ltd., Inc., 15001 Walden Road, Suite 108, Montgomery, Texas 77356. (2) The securities "beneficially owned" by a person are determined in accordance with the definition of "beneficial ownership" set forth in the rules and regulations promulgated under the Securities Exchange Act of 1934, as amended, and accordingly, may include securities owned by and for, among others, the spouse and/or minor children of an individual and any other relative who has the same home as such individual, as well as other securities as to which the individual has or shares voting or investment power or which such person has the right to acquire within 60 days after the Record Date pursuant to the conversion of convertible equity, exercise of options, or otherwise. Beneficial ownership may be disclaimed as to certain of the securities. (3) Based upon 38,168,331 shares of common stock outstanding as of June 30, 2001, assuming no other changes in the beneficial ownership of our securities, except as noted in note (7) hereto.
(4) Dr. Summer's beneficially owned shares include approximately 243,000 shares beneficially owned by his wife, Dorothy Summers. Dr.
Summers exercises no investment or voting power over any of the shares owned by his wife, and disclaims beneficial ownership of those shares.
(5) Mr. Ball's beneficially owned shares include approximately 5,000 shares beneficially owned by his wife, Sherry Ball. Mr. Ball exercises no investment or voting power over any of the shares owned by his wife, and disclaims beneficial ownership of those shares.

Item 12. CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS.
As of the June 30, 2001, we have not entered into a transaction during the past two years with a value in excess of $60,000 with a Director, officer, or beneficial owner of 5% or more of our capital stock, or members of their immediate families that had, or is to have, a direct or indirect material interest in us, except as follows:
Effective December 9, 1997, we entered into a stock option agreement with Gary
R. Ball. Under this agreement, Mr. Ball was granted an option to purchase up to 600,000 shares of our common stock at a purchase price below the prevailing market price. The option is for a three year period expiring December 8, 2000. This option was exercised during the fiscal year ended June 30, 2000. During the fiscal year ended June 30, 1998, we also entered into an agreement with M. Dwight Cantrell under the terms of which he was compensated for past services as our Director. Under the terms of this agreement, Mr. Cantrell was granted an option to purchase 100,000 shares of our common stock at a purchase price of $0.25 per share for a term of three years. During the fiscal year ended June 30, 1998, we entered into an agreement to purchase the rights to patent number 4,820,732 and patent number 955,878 from Francis Pizzulli. The purchase price was $125,000, $50,000 of which was payable upon execution and $75,000 of which was due by December 31, 1997. The agreement also called for the issuance of 200,000 shares of our common stock. We made the initial $50,000 payment and issued the 200,000 shares of stock, pursuant to the exemption from registration under Section 4(2) of the Securities Act of 1933, as amended. However, we did not make the $75,000 payment as scheduled. The agreement indicated that if the final payment was not made within seven months from the execution of the agreement that the final payment would be increased to $150,000 plus the issuance an additional 200,000 shares of stock. We issued a total of 300,000 shares in final settlement of the agreement, in February 2000.
Between March 1998 and December 1999, David Summers, our Chairman of the Board of Directors and Chief Executive Officer, made two advances to us in the amounts of $123,000 and $25,000, respectively. These advances were made on an unsecured basis, with no interest accrual, and were due and payable on June 30, 2000. During December 1999, we issued 1,250,000 shares of common stock, valued at $0.10 to $0.12 per share as of the date of the issuance, in full and final repayment of the aforementioned advances.

During the fiscal year ended June 30, 1998, we entered into an agreement with Claudio Roman, Esq., pursuant to which he was compensated for past services as our legal counsel. Under the terms of this agreement, Mr. Roman was granted an option to purchase 50,000 shares of our common stock at a purchase price of $0.25 per share for a term of three years. This option has not been exercised. During the fiscal year ending June 30, 1998, we entered into a stock option agreement with Dr. David P. Summers. Under this agreement, Dr. Summers was granted an option to purchase up to 1,000,000 shares of our common stock at a purchase price of $0.25 per share exercisable for a period of three years. This option was exercised during the fiscal year ending June 30, 2001. The Company believes that all transactions between the Company and its officers, directors and employees described above are on terms no less favorable to the Company than could have been obtained from unaffiliated parties under similar circumstances other than certain advances received from Dr. David Summers which are non-interest bearing.
Item 13. EXHIBITS, LIST, AND REPORTS ON FORM 8-K.
(a) INDEX TO EXHIBITS
Exhibit No. Exhibit
[GRAPHIC OMITTED]
                               Exhibit D - Page 21

3.1 Articles of Incorporation of the Company **
3.2 Bylaws of the Company **
4.1Form  of  8%  Series A Senior Subordinated Convertible RedeemableDebenture**
4.2 Form of 8% Series B Senior Subordinated Convertible Redeemable Debenture **
4.3 Specimen Stock Certificate of the Company ** 10.1 Form of Employment Agreement with Dr. David Summers, dated December 18, 1996 *** 10.2 Form of Employment Agreement with Ms. Barbara Richardson, dated June 1, 2000 *** 10.3 Form of Consulting Services Agreement with Mr. Roy Robertson, dated March 1, 2000 *** 10.4 Form of Subscription Agreement for Purchase of Series A 8% Cumulative Convertible Preferred Stock*
10.5 Certificate to Set Forth Designations, Voting Powers, Preferences, Limitations, Restrictions and Relative Rights of Series A 8%
Cumulative Convertible Preferred Stock*
10.6 Form of Common Stock Purchase Warrant*
10.7 Lease of Company's Facility at 15001 Walden Road, Suite 108, Montgomery, Texas 77356 ***
10.8 Lease of Company's Facility at 15001 Walden Road, Suites 234 and 235, Montgomery, Texas 77356 *** 16.1 Letter on change in certifying accountant **
27.1 Financial Data Schedule
----------------

* Incorporated by reference from the Registrant's Form SB-2, filed on June 30, 2000.


** Incorporated by reference from the Registrant's Form 10-SB, filed on December 3, 1999.


*** Incorporated by reference from the Registrant's Form SB-2/A, filed on July 20, 2000.


(b) Reports on Form 8-K:


None.


                                   SIGNATURES

In accordance with Section 13 or 15(d) of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                               ENDOVASC LTD., INC.


                                    By:/s/  David  P.  Summers
                                       David P. Summers, Chief Executive Officer


                                    By:/s/  Barbara  J.  Richardson
                                       Barbara  J.  Richardson,  Secretary

Dated:  September  28,  2001

In accordance with the Exchange Act, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.



Date:  September  28,  2001       /s/  David  P.  Summers
                                         David P. Summers, Chairman of the Board


Date:  September  28,  2001       /s/  M.  Dwight  Cantrell
                                         M.  Dwight  Cantrell,  Director


Date:  September  28,  2001       /s/  Gary  R.  Ball
                                         Gary  R.  Ball,  Director


Date:  September  28,  2001       /s/  Claudio  R.  Roman
                                         Claudio  R.  Roman,  Director


Date:  September  28,  2001       /s/  Barbara  J.  Richardson
                                         Barbara  J.  Richardson,  Director








                               ENDOVASC LTD., INC.
                   (A CORPORATION IN THE DEVELOPMENT STAGE)

                              FINANCIAL STATEMENTS

                     WITH REPORT OF INDEPENDENT ACCOUNTANTS

          AS OF JUNE 30, 2001 AND FOR THE YEARS ENDED JUNE 30, 2001 AND 2000,
                    AND FOR THE PERIOD FROM INCEPTION, JUNE 10, 1996,
                                TO JUNE 30, 2001


                               ENDOVASC LTD., INC.
                    (A CORPORATION IN THE DEVELOPMENT STAGE)
                                TABLE OF CONTENTS
                                   ----------


                                                                         PAGE(S)
                                                                         -------
Report of Independent Accountants                                            F-2

Financial Statements:

  Balance Sheet as of June 30, 2001                                          F-3

  Statement of Operations for the years ended June 30, 2001 and 2000, and for the period from inception, June 10, 1996,
    to June 30, 2001                                                         F-4

  Statement of Stockholders' Deficit for the years ended June 30, 2001 and 2000, and for the period from inception, June 10,
    1996, to June 30, 2001                                                   F-5

  Statement of Cash Flows for the years ended June 30, 2001 and 2000, and for the period from inception, June 10, 1996,
    to June 30, 2001                                                         F-8

Notes to Financial Statements                                                F-9
                                       F-1

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Stockholders of
Endovasc Ltd., Inc.
We have audited the accompanying balance sheet of Endovasc Ltd., Inc. (a development stage enterprise) as of June 30, 2001, and the related statements of operations, stockholders' deficit and cash flows for the years ended June 30, 2001 and 2000, and for the period from inception, June 10, 1996, to June 30, 2001. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based upon our audit.
We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion. In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Endovasc Ltd., Inc. as of June 30, 2001, and the results of its operations and its cash flows for the years ended June 30, 2001 and 2000, and for the period from inception, June 10, 1996, to June 30, 2001, in conformity with generally accepted accounting principles.
The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As shown in the financial statements and discussed in Note 11, the Company has incurred significant recurring losses from operations since inception, is in a negative working capital and accumulated deficit position at June 30, 2001, and is dependent on outside sources of financing for the continuation of its operations. These factors raise substantial doubt about the Company's ability to continue as a going concern. Management's plans with regard to this matter are also discussed in Note 11. These financial statements do not include any adjustments that might result from the outcome of this uncertainty.


/S/ Ham, Langston and Brezina, LLP.

Houston,  Texas
September  19,  2001

F-2

                               ENDOVASC LTD., INC.
                    (A CORPORATION IN THE DEVELOPMENT STAGE)
                                  BALANCE SHEET
                                  JUNE 30, 2001
                                   ----------
                        (IN THOUSANDS, EXCEPT SHARE DATA)


          ASSETS
          ------
Current assets:
  Cash and cash equivalents                            $   117
  Other current assets                                      47
                                                       --------

    Total current assets                                   164

Property and equipment, net                                214
Other assets, net                                          144
                                                       --------

      Total assets                                     $   522
                                                       ========

LIABILITIES AND STOCKHOLDERS' DEFICIT
-------------------------------------

Current liabilities:
  Current maturities of long-term debt                 $    43
  Current portion of obligations under capital leases       35
  Note payable to shareholder                               99
  Accounts payable                                         296
  Accrued liabilities                                      532
                                                       --------

    Total current liabilities                            1,005

Long-term debt, net of current maturities                   28
Long-term obligations under capital leases                  74
                                                       --------

      Total liabilities                                  1,107
                                                       --------

Commitment and contingencies

Stockholders' deficit:
  Common stock, $.001 par value, 100,000,000 shares
    authorized, 40,253,331 shares issued and
    38,168,331 shares outstanding                           40
  Preferred stock, $.001 par value, 20,000,000 shares authorized, 15,760 shares of Series A 8% cumula- tive convertible preferred stock issued and out-standing, stated value $100 per share -
  Additional paid-in capital                             8,121
  Losses accumulated during the development stage       (8,729)
  Treasury stock                                           (17)
                                                       --------

    Total stockholders' deficit                           (585)
                                                       --------

      Total liabilities and stockholders' deficit      $   522
                                                       ========
The accompanying notes are an integral part of these financial statements.
                                       F-3



                               ENDOVASC LTD., INC.
                     (A CORPORATION IN THE DEVELOPMENT STAGE)
                             STATEMENT OF OPERATIONS
                  FOR THE YEARS ENDED JUNE 30, 2001 AND 2000 AND
          FOR THE PERIOD FROM INCEPTION, JUNE 10, 1996, TO JUNE 30, 2001
                                    ----------
                        (IN THOUSANDS, EXCEPT SHARE DATA)



                                                 YEAR ENDED
                                         -------------------------    INCEPTION
                                           JUNE 30,     JUNE 30,     TO JUNE 30,
                                             2001         2000          2001
                                        ------------  -----------  -------------
Income:
  Sales                                  $        75   $       24   $        104
  Interest income                                 20            7             27
  Other income                                     5            -              9
                                        ------------  -----------  -------------

    Total income                                 100           31            140
                                        ------------  -----------  -------------

Costs and expenses:
  Operating, general and administrative
    expenses                                   1,168        1,775          4,327
  Research and development costs               1,348          977          3,524
  Interest expense                                18          127            348
  Settlement with former employee                408            -            408
                                        ------------  -----------  -------------

    Total costs and expenses                   2,942        2,879          8,607
                                        ------------  -----------  -------------

Net loss before extraordinary item            (2,842)      (2,848)       (8,467)

Extraordinary loss on extinguishment
  of convertible debentures                        -          127            127
                                        ------------  -----------  -------------

Net loss                                 $    (2,842)  $   (2,975)  $    (8,594)
                                        ============  ===========  =============


Weighted average shares outstanding       17,269,229    9,575,153
                                         ============  ===========


Basic net loss per common share          $     (0.17)  $    (0.31)
                                         ============  ===========


Diluted net loss per common share        $     (0.16)  $    (0.31)
                                         ============  ===========
The accompanying notes are an integral part of these financial statements.
                                       F-4


                        ENDOVASC LTD., INC.
               (A CORPORATION IN THE DEVELOPMENT STAGE)
            STATEMENT OF STOCKHOLDERS' EQUITY (DEFICIT)
                 FOR THE YEARS ENDED JUNE 30, 2001 AND 2000, AND
   FOR THE PERIOD FROM INCEPTION, JUNE 10, 1996 TO JUNE 30, 2001
                             ----------
                   (IN THOUSANDS, EXCEPT SHARE DATA)

                                                                                                              LOSSES

ACCUMULATED
                                       COMMON STOCK              PREFERRED STOCK     ADDITIONAL             DURING
THE
                                ------------------------------  ------------------    PAID-IN     TREASURY
DEVELOPMENT
                                   AMOUNT          SHARES        AMOUNT    SHARES     CAPITAL      STOCK
STAGE        TOTAL
                                -------------  ---------------  --------  --------  ------------  -------
------------  ---------
Balance at inception, June 10,
  1996                          $           -                -  $      -         -  $          -  $    -
$          -  $      -

Stock issued for equity secur-
  ities in 1996                             2        2,332,000         -         -           300
-              -       302

Stock issued for purchase of
  patent rights in 1996                     2        2,188,000         -         -           282
-              -       284

Stock issued for services in
  1997                                      2        1,702,000         -         -           354
-              -       356

Stock issued for cash in 1997               1          304,571         -         -           205
-              -       206

Stock issued for purchase of
  patent rights in September
  1997                                      -          200,000         -         -           200
-              -       200

Stock issued for services in
  1998                                      -           77,380         -         -            56
-              -        56

Stock subject to rescission                 -                -         -         -             -
(17)             -       (17)

Conversion of debentures to
  common stock                              1        1,208,077         -         -           444
-              -       445

Stock issued for services                   -          362,462         -         -           285
-              -       285

The accompanying notes are an integral part of these financial statements.
                                       F-5


                                                      ENDOVASC LTD., INC.
                                (A CORPORATION IN THE DEVELOPMENT STAGE)
                     STATEMENT OF STOCKHOLDERS' EQUITY (DEFICIT), CONTINUED
                        FOR THE YEARS ENDED JUNE 30, 2001 AND 2000, AND
               FOR THE PERIOD FROM INCEPTION, JUNE 10, 1996 TO JUNE 30, 2001
                                                ----------
                                   (IN THOUSANDS, EXCEPT SHARE DATA)


LOSSES

ACCUMULATED
                                          COMMON STOCK           PREFERRED STOCK     ADDITIONAL           DURING
THE
                                  -----------------------------  -----------------    PAID-IN   TREASURY
DEVELOPMENT
                                     AMOUNT         SHARES       AMOUNT    SHARES     CAPITAL    STOCK
STAGE      TOTAL
                                  ------------  ---------------  -------  --------  -----------  ------
------------  --------
Losses accumulated during the
  period from inception,
  June 10, 1996, to June 30,
  1999                                       -                -        -         -            -      -
(2,777)   (2,777)
                                  ------------  ---------------  -------  --------  -----------  ------
------------  --------

Balance at June 30,1999                      8        8,374,490        -         -        2,126    (17)
(2,777)     (660)

Conversion of debentures to
  common stock                               3        2,569,546        -         -          841
-             -       844

Stock issued for services                    2        1,869,334        -         -        1,388
-             -     1,390

Conversion of note payable to
  shareholder to common stock                1        1,250,000        -         -          147
-             -       148

Issue of common stock in connec-
  tion with license agreement                -          190,000        -         -           63
-             -        63

Issue of common stock in set-
  tlement of lawsuit                         1          300,000        -         -          192
-             -       193

Issuance of preferred stock                  -                -        -    15,000        1,040
-             -     1,040

Net loss accumulated in 2000                 -                -        -         -            -      -
(2,975)   (2,975)
                                  ------------  ---------------  -------  --------  -----------  ------
------------  --------

Balance at June 30, 2000                    15       14,553,370        -    15,000        5,797    (17)
(5,752)       43

The accompanying notes are an integral part of these financial statements.
                                    Continued
                                       F-6


                                       ENDOVASC LTD., INC.
                       (A CORPORATION IN THE DEVELOPMENT STAGE)
                  STATEMENT OF STOCKHOLDERS' EQUITY (DEFICIT), CONTINUED
                  FOR THE YEARS ENDED JUNE 30, 2001 AND 2000, AND
               FOR THE PERIOD FROM INCEPTION, JUNE 10, 1996 TO JUNE 30, 2001
                                       ----------
                             (IN THOUSANDS, EXCEPT SHARE DATA)

                                                                                                          LOSSES

ACCUMULATED
                                    COMMON STOCK        PREFERRED STOCK       ADDITIONAL                DURING
THE
                                  -------------------  --------------------    PAID-IN      TREASURY
DEVELOPMENT
                                  AMOUNT     SHARES      AMOUNT     SHARES     CAPITAL       STOCK
STAGE        TOTAL
                                  -------  ----------  ----------  --------  ------------  ----------
-------------  ---------
Issue of common stock upon
  exercise of warrants                  1   1,250,000           -        -            34
-              -         35

Issue of common stock upon
  exercise of options                   1   1,100,000           -        -           274
-              -        275

Issue of common stock for
  services                              2   1,770,301           -        -           300
-              -        302

Issue of warrants for services          -           -           -        -           162
-              -        162

Issue of preferred stock                -           -           -   15,000         1,061
-              -      1,061

Conversion of preferred stock
  to common stock                      16  16,501,251           -  (14,240)          (16)
-              -          -

Dividends declared on preferred
  stock                                 -           -           -        -             -           -
(135)      (135)

Issue of common stock as payment
  of dividends on preferred
  stock                                 1     840,383           -        -            64
-              -         65

Conversion of note payable to
  shareholder to common stock           4   4,210,526           -        -           439
-              -        443

Issue of common stock for cash          -      27,500           -        -             6
-              -          6

Net loss accumulated in 2001            -           -           -        -             -           -
(2,842)    (2,842)
                                  -------  ----------  ----------  --------  ------------  ----------
-------------  ---------

Balance at June 30, 2001          $    40  40,253,331  $        -   15,760   $     8,121   $     (17)  $
(8,729)  $   (585)
                                  =======  ==========  ==========  ========  ============  ==========
=============  =========

The accompanying notes are an integral part of these financial statements.
                                       F-7



                                   ENDOVASC LTD., INC.
                        (A CORPORATION IN THE DEVELOPMENT STAGE)
                                 STATEMENT OF CASH FLOWS
                     FOR THE YEARS ENDED JUNE 30, 2001 AND 2000, AND
             FOR THE PERIOD FROM INCEPTION, JUNE 10, 1996, TO JUNE 30, 2001
                                       ----------
                                     (IN THOUSANDS)


                                                      YEAR       ENDED
                                                   ----------  ----------
                                                   INCEPTION
                                                     JUNE 30, JUNE 30, TO
                                                                JUNE 30,
                                                      2001        2000
                                                                  2001
                                                   ----------  ----------

Cash flows from operating activities:
  Net loss                                         $  (2,842)  $  (2,975)
$     (8,594)
  Adjustments to reconcile net loss to net
    cash used in operating activities:
    Common stock and stock options issued
      as compensation for services                       302
1,390          2,589
    Extraordinary loss                                     -
127            127
    Write down of long-lived assets to fair
      value                                                -
-            285
    Depreciation and amortization expense                 54
12             75
    Deferred income tax expense                            -
-              8
    Amortization of discount on convertible
      debentures                                           -
125            250
    Changes in operating assets and liabilities:
      (Increase) decrease in other assets                (11)
(95)          (114)
      Increase (decrease) in accounts payable
        and accrued liabilities                          554
(151)           771
                                                   ----------  ----------
-------------

        Net cash used in operating activities         (1,943)
(1,567)        (4,603)
                                                   ----------  ----------
-------------

Cash flows from investing activities:
  Capital expenditures                                   (84)
(39)          (142)
  Proceeds received from repayment of loan to
    stockholder                                            -
-             72
                                                   ----------  ----------
-------------

        Net cash used in investing activities            (84)
(39)           (70)
                                                   ----------  ----------
-------------

Cash flows from financing activities:
  Proceeds from sale of equity securities                  -
-            337
  Proceeds from sale of common stock                       6
-            212
  Proceeds from exercise of warrants                      35
-              -
  Proceeds from sale of convertible debenture
    and related conversion feature                         -
537          1,037
  Net proceeds from issuance of preferred
    stock                                              1,223
1,040          2,263
  Issuance of notes payable                                -
9            106
  Repayment of notes payable                             (18)
(33)           (64)
  Payments of obligations under capital leases           (23)
-            (23)
  Proceeds from advances from stockholders                 -
859            944
  Repayments of notes to stockholder                      (5)
-             (5)
  Purchase of treasury stock                               -
-            (17)
                                                   ----------  ----------
-------------

        Net cash provided by financing
          activities                                   1,218
2,412          4,790
                                                   ----------  ----------
-------------

Net increase (decrease) in cash and cash
  equivalents                                           (809)
806            117

Cash and cash equivalents at beginning of
  period                                                 926
120            - _
                                                   ----------  ----------
-------------

Cash and cash equivalents at end of period         $     117   $     926
$        117
                                                   ==========  ==========
=============

Supplemental disclosure of cash flow information:

  Cash paid for interest expense                   $      18   $       8
$         98
                                                   ==========  ==========
=============

  Cash paid for income taxes                               -   $       -
$        - -
                                                   ==========  ==========
=============
The accompanying notes are an integral part of these financial statements.
                                       F-8

                               ENDOVASC LTD., INC.
                     (A CORPORATION IN THE DEVELOPMENT STAGE)

                          NOTES TO FINANCIAL STATEMENTS
1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
---------------------------------------------------------------
Endovasc, Ltd., Inc. (the "Company") was incorporated under the laws of the State of Nevada on June 10, 1996. The Company's principal business is the production of various drugs that can be administered using an advanced drug delivery system. The Company believes that its drug delivery system will ultimately be widely used by cardiologists, interventional radiologists and vascular surgeons. The Company is considered a development stage enterprise because it has not yet generated significant revenue from sale of its products and has devoted substantially all of its efforts in raising capital.
                             SIGNIFICANT ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the dates of the financial statements and the reported amounts of revenues and expenses during the periods. Actual results could differ from estimates making it reasonably possible that a change in the estimates could occur in the near term.
                           CASH AND CASH EQUIVALENTS

The Company considers all highly liquid short-term investments with an original maturity of three months or less when purchased to be cash equivalents. The Company maintains cash deposits in banks which may occasionally exceed the amount of federal deposit insurance available. Management periodically assesses the financial condition of the institutions and believes that any possible deposit loss is minimal.
                             PROPERTY AND EQUIPMENT

Property and equipment are recorded at cost. Depreciation is provided on the straight-line method over the estimated useful lives of the assets, which range from five to seven years. Expenditures for major renewals and betterments that extend the original estimated economic useful lives of the applicable assets are capitalized. Expenditures for normal repairs and maintenance are charged to expense as incurred. The cost and related accumulated depreciation of assets sold or otherwise disposed of are removed from the accounts, and any gain or loss is included in operations.
                              DEBT ISSUANCE COSTS

Debt issuance costs are deferred and recognized, using the interest method, over the term of the related debt.
Continued
                               ENDOVASC LTD., INC.
                    (A CORPORATION IN THE DEVELOPMENT STAGE)

                    NOTES TO FINANCIAL STATEMENTS, CONTINUED
1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES, CONTINUED
--------------------------------------------------------------------------
                                  INCOME TAXES

The Company uses the liability method of accounting for income taxes. Under this method, deferred income taxes are recorded to reflect the tax consequences on future years of temporary differences between the tax basis of assets and liabilities and their financial amounts at year-end. The Company provides a valuation allowance to reduce deferred tax assets to their net realizable value.
                            RESEARCH AND DEVELOPMENT

Research and development costs are expensed as incurred. These costs consist of direct and indirect costs associated with specific projects.
                            STOCK-BASED COMPENSATION

Stock-based compensation is accounted for using the intrinsic value method prescribed in Accounting Principles Board Opinion ("APB") No. 25, "Accounting for Stock Issued to Employees", rather than applying the fair value method prescribed in SFAS No. 123, "Accounting for Stock-Based Compensation".
                                 LOSS PER SHARE

Basic and diluted loss per share is computed on the basis of the weighted average number of shares of common stock outstanding during each period. Common equivalent shares from common stock options and warrants are excluded from the computation (See Note 9) as their effect would dilute the loss per share for all periods presented.
                      FAIR VALUE OF FINANCIAL INSTRUMENTS

The Company includes fair value information in the notes to financial statements when the fair value of its financial instruments is different from the book value. When the book value approximates fair value, no additional disclosure is made.
                        IMPAIRMENT OF LONG-LIVED ASSETS

In the event facts and circumstances indicate the carrying value of a long-lived asset, including associated intangibles, may be impaired, an evaluation of recoverability is performed by comparing the estimated future undiscounted cash flows associated with the asset to the asset's carrying amount to determine if a write-down to market value or discounted cash flow is required.
Continued
                                      F-10

                               ENDOVASC LTD., INC.
                     (A CORPORATION IN THE DEVELOPMENT STAGE)

                    NOTES TO FINANCIAL STATEMENTS, CONTINUED
1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES, CONTINUED
--------------------------------------------------------------------------
                        RECENT ACCOUNTING PRONOUNCEMENTS

In December 1999, the staff of the Securities and Exchange Commission released Staff Accounting Bulletin No. 101 ("SAB 101"), "Revenue Recognition", to provide guidance on the recognition, presentation and disclosure of revenues in financial statements. The Company believes that its revenue recognition practices are in conformity with the guidelines in SAB 101, and therefore this pronouncement has no impact on its financial statements.
In March 2000, the FASB released Interpretation No. 44, "Accounting for Certain
 Transactions Involving Stock Compensation: An
Interpretation of APB Opinion No. 25". Interpretation No. 44 provides clarification of certain issues, such as the determination of who is an employee, the criteria for determining whether a plan qualifies as a non-compensatory plan, the accounting consequence of various modifications to the terms of a previously fixed stock option or award and the accounting for an exchange of stock compensation awards in a business combination. The Company believes that its practices are in conformity with this guidance, and therefore Interpretation No. 44 has no impact on its financial statements.
In June 2001, the FASB issued Statement of Financial Accounting Standards ("SFAS") 141, "Business Combinations", and SFAS 142, "Goodwill and Other Intangible Assets". SFAS 141 requires business combinations initiated after June 30, 2001 to be accounted for using the purchase method of accounting. It also specifies the types of acquired intangible assets that are required to be recognized and reported separately from goodwill. SFAS 142 will require that goodwill and certain intangibles no longer be amortized, but instead be tested for impairment at least annually. SFAS 142 is required to be applied starting with fiscal years beginning after December 15, 2001, with early application permitted in certain circumstances. The Company does not expect these new statements to have any impact on its financial statements.
Continued
                                      F-11

                               ENDOVASC LTD., INC.
                  (A CORPORATION IN THE DEVELOPMENT STAGE)

                    NOTES TO FINANCIAL STATEMENTS, CONTINUED
2. LICENSE AGREEMENT
In February 2000 the Company entered into an exclusive license agreement with Stanford University to assist in the development of the Nicotine Receptor Agonist technology. For the exclusive rights to this license, the Company paid a non-refundable license fee of $100,000 plus 190,000 shares of the Company's common stock to Stanford University and the inventors of the technology. The term of the agreement is for 10 years or five years from the first commercial sale of a licensed product by the Company, whichever occurs first. The Company is also required to pay an annual royalty of $100,000 beginning February 1, 2001 and each year thereafter and a 6% royalty on net sales of any licensed product. The Company is required to pay to Stanford an additional $100,000 upon FDA approval of Phase I clinical trials, $300,000 upon FDA approval of Phase III clinical trials and $500,000 within six months after FDA marketing approval.
The costs of obtaining the license of $162,701 were capitalized and included in other assets in the accompanying balance sheet. These costs are being amortized on a straight line basis over the term of the agreement. Amortization expense during the year ended June 30, 2001 was $17,269.
3. PROPERTY AND EQUIPMENT
Property and equipment at June 30, 2001 consists of the following (in thousands):

Office furniture, fixtures and equipment  $265

Less accumulated depreciation              (51)
                                          -----

                                          $214
                                          =====
Depreciation expense during the year ended June 30, 2001 was $37,069. Included in property and equipment at June 30, 2001 is equipment under capital leases of $123,490.
4. NOTES PAYABLE
Notes payable at June 30, 2001 consist of the following (in thousands):
Note payable to a bank, bearing interest of 8% and due in monthly installments of $1,391, including interest, through 2004. This note is uncollateralized but is guaranteed by two stockholders of the Company. $ 42
Continued
                                      F-12

                               ENDOVASC LTD., INC.
                     (A CORPORATION IN THE DEVELOPMENT STAGE)

                    NOTES TO FINANCIAL STATEMENTS, CONTINUED
4. NOTES PAYABLE, CONTINUED
Notes payable to financial institutions, bearing interest of 9% to 11% and due in individual monthly installments of up to $4,056, through November 2001 and April 2002. These notes are uncollateralized but are guaranteed by a stock-holder of the Company. 29 Note payable to stockholder, non-interest bearing and due on demand. This note is

  uncollateralized.                                   99
                                                   ------

    Total notes payable                              170

Less current maturities                             (142)
                                                   ------

                                                   $  28
                                                   ======
Future annual maturities of notes payable at June 30, 2001 are as follows (in thousands):

YEAR ENDED
JUNE 30,    AMOUNT
----------  -------
2002        $   142
2003             15
2004             13
            -------

            $   170
            =======
5. ACCRUED LIABILITIES
Accrued liabilities at June 30, 2001 consist of the following (in thousands):

Accrued payroll and related taxes   $ 19
Dividends payable                     70
Other accrued expenses                35
Accrued legal settlement (Note 10)   408
                                    ----

                                    $532
                                    ====
Continued
                                      F-13

                               ENDOVASC LTD., INC.
                      (A CORPORATION IN THE DEVELOPMENT STAGE)

                    NOTES TO FINANCIAL STATEMENTS, CONTINUED
6. INCOME TAX
The composition of deferred tax assets and the related tax effects at June 30, 2001 are as follows (in thousands):

Benefit from carryforward of net
  operating losses                $ 1,666

Less valuation allowance           (1,666)
                                  --------

  Net deferred tax asset          $   - _
                                  ========
The difference between the income tax benefit in the accompanying statement of operations and the amount that would result if the U.S. Federal statutory rate of 34% were applied to pre-tax loss is as follows (in thousands):

                                  2001                    2000
                           ----------------------  ----------------------
                                      PERCENTAGE              PERCENTAGE
                                      OF PRE-TAX              OF PRE-TAX
                            AMOUNT       LOSS       AMOUNT       LOSS
                           --------  ------------  --------  ------------
Benefit for income tax at
  federal statutory rate   $   966          34.0%  $ 1,012          34.0%
Non-deductible expenses       (243)         (8.6)     (473)        (15.9)
Increase in valuation
  allowance                   (723)        (25.4)     (539)        (18.1)
                           --------  ------------  --------  ------------

  Total                    $     -   $         -%  $     -             -%
                           ========  ============  ========  ============
The non-deductible expenses relate primarily to the issuance of common stock for services using different valuation methods for financial and tax reporting purposes. At June 30, 2001, for federal income tax and alternative minimum tax reporting purposes, the Company has approximately $4,900,000 of unused net operating losses available for carryforward to future years. The benefit from carryforward of such net operating losses will expire in various years between 2016 and 2020 and could be subject to severe limitations if significant ownership changes occur in the Company.
Continued
                                      F-14

                               ENDOVASC LTD., INC.
                    (A CORPORATION IN THE DEVELOPMENT STAGE)

                    NOTES TO FINANCIAL STATEMENTS, CONTINUED
7. STOCK OPTIONS AND WARRANTS
The Company periodically issues incentive stock options and warrants to key employees, officers, directors and outside consultants to provide additional incentives to promote the success of the Company's business and to enhance the ability to attract and retain the services of qualified persons. The issuance of such options are approved by the Board of Directors. The exercise price of an option or warrant granted is determined by the fair market value of the stock on the date of grant.
During the year ended June 30, 1998, the Company granted stock options, with a term of three years, to acquire up to 1,350,000 shares of the Company's restricted common stock at $0.25 to $0.75 per share, which approximated market value at the date of grant. During the year ended June 30, 1999, the Company granted stock options to acquire up to 250,000 shares of the Company's restricted common stock. These stock options have a three year term and exercise prices of $0.40 to $0.75 per share, which approximated market value at date of grant.
During the year ended June 30, 2000, the Company issued stock warrants to acquire 332,778 shares of the Company's common stock to certain companies for their role in the completion of the Company's preferred stock offering. These warrants have a three year term and an exercise price of $1.89 per share, which approximated market value at the date of grant. During the years ended June 30, 2000 and 2001, the Company also issued stock warrants to acquire 500,000 and 1,000,000 shares, respectively, of the Company's common stock to a company as a finder's fee for the placement of the preferred stock offering. The warrants have a five year term and an exercise price of $0.10 and $0.01 per share, respectively. The costs associated with these stock warrants did not effect the Company's statement of operations as all costs were offset against the offering proceeds and recorded through stockholders' equity. To provide incentives to consultants and employees, on December 13, 2000, the Company granted options, with a term of 3 years, to purchase 1,325,500 shares of the Company's common stock at a price ranging from $0.40 to $1.00 per share, which was greater than the market price of the stock at the grant date.
During the year ended June 30, 2001, 1,250,000 shares of the Company's common stock were issued due to the exercise of warrants. In addition, 1,100,000 shares of common stock were issued due to the exercise of stock options, of which 1,000,000 of the shares was paid for through the reduction in the note payable to stockholder.
Continued
                                      F-15

                               ENDOVASC LTD., INC.
                      (A CORPORATION IN THE DEVELOPMENT STAGE)

                    NOTES TO FINANCIAL STATEMENTS, CONTINUED
7. STOCK OPTIONS AND WARRANTS, CONTINUED
The Company has issued stock options to employees and non-employee consultants as follows (in thousands, except for per share data):

                                                                            WEIGHTED
                       NUMBER OF SHARES                                      AVERAGE
                     --------------------
                                  NON-              EXERCIS-    EXERCISE    EXERCISE
                     EMPLOYEE   EMPLOYEE    TOTAL     ABLE        PRICE       PRICE
                     ---------  ---------  -------  ---------  -----------  ---------
Options outstanding
  at June 30, 1999      1,600        600    2,200      1,550   $0.10-$0.75  $    0.30

Options granted             -          -        -          -

Options exercised        (600)         -     (600)         -   $      0.10  $    0.10
                     ---------  ---------  -------  ---------  -----------  ---------

Options outstanding
  at June 30,2000       1,000        600    1,600      1,550   $0.25-$0.75  $    0.38

Options granted           351        975    1,326          -   $0.40-$1.00  $    0.42

Options exercised      (1,000)      (100)  (1,100)    (1,100)  $0.25-$0.40  $    0.26

Options expired             -       (350)    (350)      (300)  $0.40-$0.75  $    0.61
                     ---------  ---------  -------  ---------

Options outstanding
  at June 30, 2001        351      1,125    1,476        150   $0.40-$1.00  $    0.46
                     =========  =========  =======  =========

Following is a summary of outstanding options at June 30, 2001:

NUMBER OF SHARES  VESTED  EXPIRATION DATE  EXERCISE PRICE
----------------  ------  ---------------  ---------------
             150     150  October, 2001    $          0.75
           1,276       -  December, 2003              0.40
              50       -  December, 2003              1.00
----------------  ------

           1,476     150
================  ======
Continued
                                      F-16

                               ENDOVASC LTD., INC.
                      (A CORPORATION IN THE DEVELOPMENT STAGE)

                    NOTES TO FINANCIAL STATEMENTS, CONTINUED
7. STOCK OPTIONS AND WARRANTS, CONTINUED
During the year ended June 30, 2001 and 2000, the Company issued stock warrants to certain companies in payment of stock offering costs, some of which were subsequently exercised, as follows (in thousands):

                                    WEIGHTED
                                     AVERAGE
                         NUMBER OF   EXERCIS-    EXERCISE    EXERCISE
                           SHARES       ABLE        PRICE       PRICE
                         ----------  ---------  -----------  ---------
Warrants issued                833        833   $0.10-$1.89  $    0.82

Warrants cancelled               -          -             -          -

Warrants exercised               -          -             -          -
                         ----------  ---------

Warrants outstanding at
  June 30, 2000                833        833   $0.10-$1.89  $    0.82

Warrants issued              1,000      1,000   $      0.01  $    0.01

Warrants cancelled               -          -             -          -

Warrants exercised          (1,250)    (1,250)  $0.01-$0.10  $    0.03
                         ----------  ---------

Warrants outstanding at
  June 30, 2001                583        583   $0.10-$1.89  $    1.12
                         ==========  =========
The Company has elected to follow Accounting Principles Board Opinion No. 25, "Accounting for Stock Issued to Employees" (APB 25) and related Interpretations in accounting for its employee stock options because, as discussed below, the alternative fair value accounting provided for under FASB Statement No. 123, "Accounting for Stock-Based Compensation", requires use of option valuation models that were not developed for use in valuing employee stock options. Proforma information regarding net income and earnings per share is required by Statement No. 123, and has been determined as if the Company had accounted for its employee stock options under the fair value method of that Statement. The fair value for these options was estimated at the date of grant using a Black-Scholes option pricing model with the following weighted-average assumptions for 2001 and 2000: risk-free interest rate of 5%; no dividend yield; weighted average volatility factor of the expected market price of the Company's common stock of 0.70; and a weighted-average expected life of the options of 3 years. Continued
                                      F-17

                               ENDOVASC LTD., INC.
                      (A CORPORATION IN THE DEVELOPMENT STAGE)

                    NOTES TO FINANCIAL STATEMENTS, CONTINUED
7. STOCK OPTIONS AND WARRANTS, CONTINUED
The Black-Scholes option valuation model was developed for use in estimating fair value of traded options which have no vesting restrictions and are fully transferable. In addition, option valuation models require the input of highly subjective assumptions including the expected stock price volatility. Because the Company's stock options have characteristics significantly different from those of traded options, and because changes in the subjective input assumptions can materially affect the fair value estimate, in management's opinion, the existing models do not necessarily provide a reliable single measure of the fair value of its stock options.
For purposes of proforma disclosures, the estimated fair value of the options is included in expense at the date of issuance. The Company's proforma information is as follows (in thousands, except per share data):

                                              2001      2000
                                            --------  --------
Net loss available to common stockholders   $(2,842)  $(2,975)

Proforma net loss available to common
  stockholders                              $(2,992)  $(2,975)

Proforma basic and dilutive loss per share  $ (0.17)  $ (0.31)
8. PREFERRED STOCK
The Company's articles of incorporation authorize the issuance of up to 20,000,000 shares of preferred stock with characteristics determined by the Company's board of directors. Effective May 5, 2000, the board of directors authorized the issuance and sale of up to 55,000 shares of Series A 8% convertible preferred stock.
On May 9, 2000, the Company issued 15,000 shares of $0.001 par value and $100 per share liquidation value Series A 8% non-voting convertible preferred stock for $1,500,000. The actual proceeds received by the Company were $1,040,300, which are net of related offering costs. During the year ended June 30, 2001, the Company issued an additional 15,000 shares of the Series A preferred stock for cash proceeds to the Company of $1,223,247, which is net of related offering costs of $276,753. In addition, the Company issued as a finders fee, warrants to purchase 1,000,000 shares of common stock at $0.01 per share, which resulted in additional offering costs of $162,000.
Continued
                                      F-18

                               ENDOVASC LTD., INC.
                                (A CORPORATION IN THE DEVELOPMENT STAGE)

                    NOTES TO FINANCIAL STATEMENTS, CONTINUED
8. PREFERRED STOCK, CONTINUED
The Series A 8% Cumulative Convertible Preferred Stock can be converted to common stock at any time at the option of the holder. The conversion rate is the stated value per share plus any accrued and unpaid dividends divided by 85% of the average of the three lowest closing bid prices of the Company's common stock for the thirty trading days immediately preceding May 9, 2000, or 70% of the average of the three lowest closing bid prices for the thirty days immediately preceding the conversion date of the respective preferred stock. During the year ended June 30, 2001, 14,240 shares of preferred stock were converted to 16,501,251 shares of common stock. In addition, the Series A preferred stockholders were originally obligated to purchase an additional 30,000 shares, of which 15,000 shares were purchased during the year ended June 30, 2001, of Series A 8% convertible preferred stock at the option of the Company subject to the Company's compliance with various covenants. The Company has violated certain of these covenants but the stockholders retain the right to waive any violations. The purchase price of additional shares is $100 per share. If the conversion price is lower than the initial price at the date of issue, the Company has the right to redeem the shares of Series A preferred stock at 130% of its liquidation value per share.
9. LOSS PER COMMON SHARE
The following table sets forth the computation of basic and diluted net loss per common share (in thousands, except share data):

                                                    2001         2000
                                                ------------  -----------

Basic loss per common share:
  Net loss before extraordinary item            $    (2,842)  $   (2,848)
  Extraordinary item                                      -         (127)
  Preferred stock dividends                            (135)           -
                                                ------------  -----------

    Net loss available for common shareholders  $    (2,977)  $   (2,975)
                                                ============  ===========


  Weighted average common shares outstanding     17,269,229    9,575,153
                                                ============  ===========

  Basic net loss per common share before
    extraordinary item                          $     (0.17)  $    (0.30)
  Extraordinary item                                      -        (0.01)
                                                ------------  -----------

    Basic net loss per common share             $     (0.17)  $    (0.31)
                                                ============  ===========
Continued
                                      F-19

                               ENDOVASC LTD., INC.
                     (A CORPORATION IN THE DEVELOPMENT STAGE)

                    NOTES TO FINANCIAL STATEMENTS, CONTINUED
9. LOSS PER COMMON SHARE

Diluted loss per common share:
       Net loss before extraordinary item           $    (2,842)  $   (2,848)
       Extraordinary item                                   - _         (127)
                                                    ------------  -----------

         Net loss available to common shareholders  $    (2,842)  $   (2,975)
                                                    ============  ===========

       Weighted average shares outstanding           17,269,229    9,575,153
                                                    ============  ===========

       Fully diluted net loss per common share
         before extraordinary item                  $     (0.16)  $    (0.30)
       Extraordinary item                                  -  -        (0.01)
                                                    ------------  -----------

         Fully diluted net loss per common share    $     (0.16)  $    (0.31)
                                                    ============  ===========
10. COMMITMENTS AND CONTINGENCIES
The Company was named as a defendant in a civil lawsuit styled David F. Miller
v. Endovasc Ltd., Inc. The plaintiff claimed damages as a result of an alleged breach of a consulting contract with the Company. A bench trial was held on May 14, 2001. On June 15, 2001, a judgment was entered against the Company in the amount of $3,240,000 plus pre- and post-judgment interest. The Company filed a motion for a new trial, and the parties participated in mediation prior to a ruling on the Company's motion for a new trial. The mediation resulted in a settlement, which was entered into the Court records on August 10, 2001. As a result of the settlement, the Company issued 8,000,000 free-trading shares of the Company's common stock in the name of the plaintiff, based on an exemption from registration provided by Section 3(a)(10) of the Securities Act of 1933 as amended. The settlement terminated all disputes of any kind between the parties, and also terminated a related matter styled David F. Miller v. Gary Ball. A liability, based on the fair market value of the 8,000,000 shares of common stock issued, of $408,000 is included in accrued liabilities at June 30, 2001. The Company is subject to certain other legal proceedings and claims which arose in the ordinary course of its business. In the opinion of management, the amount of ultimate liability with respect to these actions will not materially affect the financial position, results of operations or cash flows of the Company.
The Company has entered into a one-year lease agreement for office space which is accounted for as an operating lease. Rent expense for the years ended June 30, 2001 and 2000 was $21,000 and $17,250, respectively. In addition, the Company leases equipment under capital leases which expire at various dates through 2006. Future minimum lease payments having initial or noncancellable lease terms in excess of one year are as follows:
Continued
                                      F-20

                               ENDOVASC LTD., INC.
                    (A CORPORATION IN THE DEVELOPMENT STAGE)

                    NOTES TO FINANCIAL STATEMENTS, CONTINUED
10. COMMITMENTS AND CONTINGENCIES, CONTINUED
                                     CAPITAL
                                     LEASES


2002                                          $     58
2003                                                54
2004                                                25
2005                                                 9
2006                                                 5
                                              ---------

Total payments                                     151
Less amount representing interest                  (42)
                                              ---------

Present value of minimum lease payments  109
Less current portion                               (35)
                                              ---------

Obligations under capital lease, net of
  current portion                             $     74
                                              =========
11. GOING CONCERN CONSIDERATIONS
Since its inception, as a development stage enterprise, the Company has not generated significant revenue and has been dependent on debt and equity raised from individual investors to sustain its operations. The Company has conserved cash by issuing its common stock to satisfy obligations, to compensate individuals and vendors and to settle disputes that have arisen. However, during the years ended June 30, 2001 and 2000, the Company incurred net losses (in thousands) of $(2,842) and $(2,975), respectively, and negative cash flows from operations of $(1,943) and $(1,567), respectively. These factors along with a $(841) negative working capital position at June 30, 2001 raise substantial doubt about the Company's ability to continue as a going concern. Management plans to take specific steps to address its difficult financial situation as follows: - In the near term, the Company plans to receive a sum total not to exceed $512,000 from a third-party sponsor for the purpose of agreed-upon research.
- In the near term the Company plans additional private sales of debt and common and preferred stock to qualified investors to fund its current operations. - In the intermediate term, the Company plans a public registration of its common stock under the Securities and Exchange Act of 1933 to provide a means of expanding the market for its common stock and to provide a means of obtaining the funds necessary to bring its products to the commercial market.






                               Exhibit E- Page 39
                                    EXHIBIT E

                                   CHAPTER 92A
                        MERGERS AND EXCHANGES OF INTEREST

                           RIGHTS OF DISSENTING OWNERS

NRS 92A.300       Definitions. As used in NRS 92A.300 to 92A.500,
                  inclusive, unless the context otherwise requires, the words and terms defined in NRS 92A.305 to 92A.335, inclusive, have the meanings ascribed to them in those sections.


NRS 92A.305       "Beneficial stockholder" defined. "Beneficial
                  stockholder" means a person who is a beneficial owner of shares held in a voting trust or by a nominee as the stockholder of record.

NRS 92A.310       "Corporate action" defined. "Corporate action" means
                  the action of a domestic corporation.

NRS 92A.315       "Dissenter" defined. "Dissenter" means a stockholder
                  who is entitled to dissent from a domestic corporation's action under NRS 92A.380 and who exercises that right when and in the manner required by NRS 92A.410 to 92A.480, inclusive.

NRS 92A.320       "Fair value" defined. "Fair value," with respect to a
                  dissenter's shares, means the value of the shares immediately before the effectuation of the corporate action to which he objects, excluding any appreciation or depreciation in anticipation of the corporate action unless exclusion would be inequitable.

NRS 92A.325       "Stockholder" defined. "Stockholder" means a
                  stockholder of record or a beneficial stockholder of a domestic corporation.

NRS 92A.330       "Stockholder of record" defined. "Stockholder of
                  record" means the person in whose name shares are registered in the records of a domestic corporation or the beneficial owner of shares to the extent of the rights granted by a nominee's certificate on file with the domestic corporation.

NRS 92A.335      "Subject corporation" defined. "Subject corporation"
                  means the domestic corporation which is the issuer of the shares held by a dissenter before the corporate action creating the dissenter's rights becomes effective or the surviving or acquiring entity of that issuer after the corporate action becomes effective.

NRS 92A.340       Computation of interest. Interest payable pursuant to
                  NRS 92A.300 to 92A.500, inclusive, must be computed from the effective date of the action until the date of payment, at the average rate currently paid by the entity on its principal bank loans or, if it has no bank loans, at a rate that is fair and equitable under all of the circumstances.

NRS 92A.350       Rights of dissenting partner of domestic limited
                  partnership. A partnership agreement of a domestic limited partnership or, unless otherwise provided in the partnership agreement, an agreement of merger or exchange, may provide that contractual rights with respect to the partnership interest of a dissenting general or limited partner of a domestic limited partnership are available for any class or group of partnership interests in connection with any merger or exchange in which the domestic limited partnership is a constituent entity.

NRS 92A.360       Rights of dissenting member of domestic
                  limited-liability company. The articles of organization or operating agreement of a domestic limited-liability company or, unless otherwise provided in the articles of organization or operating agreement, an agreement of merger or exchange, may provide that contractual rights with respect to the interest of a dissenting member are available in connection with any merger or exchange in which the domestic limited-liability company is a constituent entity.

NRS 92A.370       Rights of dissenting member of domestic nonprofit corporation.

                           1. Except as otherwise provided in subsection 2, and
                  unless otherwise provided in the articles or bylaws, any member of any constituent domestic nonprofit corporation who voted against the merger may, without prior notice, but within 30 days after the effective date of the merger, resign from membership and is thereby excused from all contractual obligations to the constituent or surviving corporations which did not occur before his resignation and is thereby entitled to those rights, if any, which would have existed if there had been no merger and the membership had been terminated or the member had been expelled.

                           2. Unless otherwise provided in its articles of
                  incorporation or bylaws, no member of a domestic nonprofit corporation, including, but not limited to, a cooperative corporation, which supplies services described in chapter 704 of NRS to its members only, and no person who is a member of a domestic nonprofit corporation as a condition of or by reason of the ownership of an interest in real property, may resign and dissent pursuant to subsection 1.

NRS 92A.380       Right of stockholder to dissent from certain corporate
                  actions and to obtain payment for shares.

                           1. Except as otherwise provided in NRS 92A.370 and
                  92A.390, a stockholder is entitled to dissent from, and obtain payment of the fair value of his shares in the event of any of the following corporate actions:

                                    (a)     Consummation of a plan of merger to
                            which the domestic corporation is a party:

                                            (1) If approval by the stockholders
                                    is required for the merger by NRS 92A.120 to 92A.160, inclusive, or the articles of incorporation and he is entitled to vote on the merger; or (2) If the domestic corporation is a subsidiary and is merged with its parent under NRS 92A.180.

                                    (b) Consummation of a plan of exchange to
                           which the domestic corporation is a party as the corporation whose subject owner's interests will be acquired, if he is entitled to vote on the plan.

                                    (c) Any corporate action taken pursuant to a
                           vote of the stockholders to the event that the articles of incorporation, bylaws or a resolution of the board of directors provides that voting or nonvoting stockholders are entitled to dissent and obtain payment for their shares.

                           2. A stockholder who is entitled to dissent and
                  obtain payment under NRS 92A.300 to 92A.500, inclusive, may not challenge the corporate action creating his entitlement unless the action is unlawful or fraudulent with respect to him or the domestic corporation.

NRS 92A.390       Limitations on right of dissent: Stockholders of
                  certain classes or series; action of stockholders not required for plan of merger.

                           1. There is no right of dissent with respect to a
                  plan of merger or exchange in favor of stockholders of any class or series which, at the record date fixed to determine the stockholders entitled to receive notice of and to vote at the meeting at which the plan of merger or exchange is to be acted on, were either listed on a national securities exchange, included in the national market system by the National Association of Securities Dealers, Inc., or held by at least 2,000 stockholders of record, unless:

                                    (a)     The articles of incorporation of
                      the corporation issuing the shares provide otherwise; or

                                    (b) The holders of the class or series are
                           required under the plan of merger or exchange to accept for the shares anything except:

                                            (1)      Cash,  owner's  interests
                                    or owner's interests and cash in lieu of fractional owner's interests of:

                                                     (I)      The surviving or
                                           acquiring entity; or

                                                     (II) Any other entity
                                            which, at the effective date of the
                                            plan of merger or exchange, were
                                            either listed on a national
                                            securities exchange, included in the
                                            national market system by the
                                            National Association of Securities
                                            Dealers, Inc., or held of record by
                                            a least 2,000 holders of owner's
                                            interests of record; or (2) A
                                            combination of cash and owner's
                                            interests of the kind described in
                                            sub-subparagraphs (I) and (II) of
                                            subparagraph (1) of paragraph (b).

                           2. There is no right of dissent for any holders of
                  stock of the surviving domestic corporation if the plan of merger does not require action of the stockholders of the surviving domestic corporation under NRS 92A.130.

NRS 92A.400       Limitations on right of dissent: Assertion as to
                  portions only to shares registered to stockholder; assertion by beneficial stockholder.

                           1. A stockholder of record may assert dissenter's
                  rights as to fewer than all of the shares registered in his name only if he dissents with respect to all shares beneficially owned by any one person and notifies the subject corporation in writing of the name and address of each person on whose behalf he asserts dissenter's rights. The rights of a partial dissenter under this subsection are determined as if the shares as to which he dissents and his other shares were registered in the names of different stockholders.

                           2.       A beneficial stockholder may assert
                  dissenter's rights as to shares held on his behalf only if:

                                    (a) He submits to the subject corporation
                           the written consent of the stockholder of record to the dissent not later than the time the beneficial stockholder asserts dissenter's rights; and

                                    (b) He does so with respect to all shares of
                           which he is the beneficial stockholder or over which he has power to direct the vote.

NRS 92A.410       Notification of stockholders regarding right of dissent.

                           1. If a proposed corporate action creating
                  dissenters' rights is submitted to a vote at a stockholders' meeting, the notice of the meeting must state that stockholders are or may be entitled to assert dissenters' rights under NRS 92A.300 to 92A.500, inclusive, and be accompanied by a copy of those sections.

                           2. If the corporate action creating dissenters'
                  rights is taken by written consent of the stockholders or without a vote of the stockholders, the domestic corporation shall notify in writing all stockholders entitled to assert dissenters' rights that the action was taken and send them the dissenter's notice described in NRS 92A.430.

NRS 92A.420       Prerequisites to demand for payment for shares.
                  ----------------------------------------------

                           1. If a proposed corporate action creating
                  dissenters' rights is submitted to a vote at a stockholders' meeting, a stockholder who wishes to assert dissenter's rights:


                                    (a)     Must deliver to the subject
                           corporation, before the vote is taken, written notice of his intent to demand payment for his shares if the proposed action is effectuated; and

                                    (b)     Must not vote his shares in favor
                            of the proposed action.

                           2. A stockholder who does not satisfy the requirements of subsection 1 is not entitled to payment for his shares under this chapter.

NRS 92A.430       Dissenter's notice: Delivery to stockholders entitled to
                  assert rights; contents.

                           1. If a proposed corporate action creating
                  dissenters' rights is authorized at a stockholders' meeting, the subject corporation shall deliver a written dissenter's notice to all stockholders who satisfied the requirements to assert those rights.

                           2. The dissenter's notice must be sent no later than 10 days after the effectuation of the corporate action, and must:

                                    (a)     State where the demand for payment
                           must be sent and where and when certificates, if any, for shares must be deposited;

                                    (b)     Inform the holders of shares not
                           represented by certificates to what extent the transfer of the shares will be restricted after the demand for payment is received;

                                    (c) Supply a form for demanding payment that
                           includes the date of the first announcement to the news media or to the stockholders of the terms of the proposed action and requires that the person asserting dissenter's rights certify whether or not he acquired beneficial ownership of the shares before that date;

                                    (d) Set a date by which the subject
                           corporation must receive the demand for payment, which may not be less than 30 nor more than 60 days after the date the notice is delivered; and

                                    (e)     Be accompanied by a copy of NRS
                           92A.300 to 92A.500, inclusive.

NRS 92A.440           Demand for payment and deposit of certificates; retention
                      of rights of stockholder.

                           1. A stockholder to whom a dissenter's notice is sent must:

                                    (a)     Demand payment;

                                    (b)     Certify  whether he acquired
                           beneficial ownership of the shares before the date required to be set forth in the dissenter's notice for this certification; and

                                    (c)     Deposit his certificates, if any,
                  in accordance with the terms of the notice.

                           2. The stockholder who demands payment and deposits
                  his certificates, if any, before the proposed corporate action is taken retains all other rights of a stockholder until those rights are canceled or modified by the taking of the proposed corporate action.

                           3. The stockholder who does not demand payment or
                  deposit his certificates where required, each by the date set forth in the dissenter's notice, is not entitled to payment for his shares under this chapter.

NRS 92A.450 Uncertificated shares: Authority to restrict transfer after demand for payment; retention of rights of stockholder.

                           1. The subject corporation may restrict the transfer of shares not represented by a certificate from the date the demand for their payment is received.

                           2. The person for whom dissenter's rights are
                  asserted as to shares not represented by a certificate retains all other rights of a stockholder until those rights are canceled or modified by the taking of the proposed corporate action.

NRS 92A.460       Payment for shares: General requirements.
                  ----------------------------------------

                           1. Except as otherwise provided in NRS 92A.470,
                  within 30 days after receipt of a demand for payment, the subject corporation shall pay each dissenter who complied with NRS 92A.440 the amount the subject corporation estimates to be the fair value of his shares, plus accrued interest. The obligation of the subject corporation under this subsection may be enforced by the district court:

                                    (a)     Of the county where the
                           corporation's registered office is located; or

                                    (b) At the election of any dissenter
                           residing or having its registered office in this state, of the county where the dissenter resides or has its registered office. The court shall dispose of the complaint promptly.

                           2.       The payment must be accompanied by:

                                    (a) The subject corporation's balance sheet
                           as of the end of a fiscal year ending not more than 16 months before the date of payment, a statement of income for that year, a statement of changes in the stockholders' equity for that year and the latest available interim financial statements, if any;

                                    (b)     A statement of the subject
                           corporation's estimate of the fair value of the shares;

                                    (c)     An explanation of how the interest
                           was calculated;

                                    (d)     A statement of the dissenter's
                           rights to demand payment under NRS 92A.480; and

                                    (e)     A copy of NRS 92A.300 to 92A.500,
                           inclusive.

NRS 92A.470       Payment for shares: Shares acquired on or after date of
                  dissenter's notice.

                           1. A subject corporation may elect to withhold
                  payment from a dissenter unless he was the beneficial owner of the shares before the date set forth in the dissenter's notice as the date of the first announcement to the news media or to the stockholders of the terms of the proposed action.

                           2. To the extent the subject corporation elects to
                  withhold payment, after taking the proposed action, it shall estimate the fair value of the shares, plus accrued interest, and shall offer to pay this amount to each dissenter who agrees to accept it in full satisfaction of his demand. The subject corporation shall send with its offer a statement of its estimate of the fair value of the shares, an explanation of how the interest was calculated, and a statement of the dissenters' right to demand payment pursuant to NRS 92A.480.

NRS 92A.480 Dissenter's estimate of fair value: Notification of subject corporation; demand for payment of estimate.

                           1. A dissenter may notify the subject corporation in
                  writing of his own estimate of the fair value of his shares and the amount of interest due, and demand payment of his estimate, less any payment pursuant to NRS 92A.460, or reject the offer pursuant to NRS 92A.470 and demand payment of the fair value of his shares and interest due, if he believes that the amount paid pursuant to NRS 92A.460 or offered pursuant to NRS 92A.470 is less than the fair value of his shares or that the interest due is incorrectly calculated.

                           2. A dissenter waives his right to demand payment
                  pursuant to this section unless he notifies the subject corporation of his demand in writing within 30 days after the subject corporation made or offered payment for his shares.

NRS 92A.490 Legal proceeding to determine fair value: Duties of subject corporation; powers of court; rights of dissenter.

                           1. If a demand for payment remains unsettled, the
                  subject corporation shall commence a proceeding within 60 days after receiving the demand and petition the court to determine the fair value of the shares and accrued interest. If the subject corporation does not commence the proceeding within the 60-day period, it shall pay each dissenter whose demand remains unsettled the amount demanded.

                           2. A subject corporation shall commence the
                  proceeding in the district court of the county where its registered office is located. If the subject corporation is a foreign entity without a resident agent in the state, it shall commence the proceeding in the county where the registered office of the domestic corporation merged with or whose shares were acquired by the foreign entity was located.

                           3. The subject corporation shall make all dissenters,
                  whether or not residents of Nevada, whose demands remain unsettled, parties to the proceeding as in an action against their shares. All parties must be served with a copy of the petition. Nonresidents may be served by registered or certified mail or by publication as provided by law.

                           4. The jurisdiction of the court in which the
                  proceeding is commenced under subsection 2 is plenary and exclusive. The court may appoint one or more persons as appraisers to receive evidence and recommend a decision on the question of fair value. The appraisers have the powers described in the order appointing them, or any amendment thereto. The dissenters are entitled to the same discovery rights as parties in other civil proceedings.

                           5. Each dissenter who is made a party to the proceeding is entitled to a judgment:

                                    (a)     For the  amount,  if any,  by which
                          the court finds the fair value of his shares, plus interest, exceeds the amount paid by the subject corporation; or

                                    (b) For the fair value, plus accrued
                           interest, of his after-acquired shares for which the subject corporation elected to withhold payment pursuant to NRS 92A.470.

NRS 92A.500       Legal proceeding to determine fair value: Assessment of costs and fees.

                           1. The court in a proceeding to determine fair value
                  shall determine all of the costs of the proceeding, including the reasonable compensation and expenses of any appraisers appointed by the court. The court shall assess the costs against the subject corporation, except that the court may assess costs against all or some of the dissenters, in amounts the court finds equitable, to the extent the court finds the dissenters acted arbitrarily, vexatiously or not in good faith in demanding payment.

                           2. The court may also assess the fees and expenses of the counsel and experts for the respective parties, in amounts the court finds equitable:

                                    (a) Against the subject corporation and in
                           favor of all dissenters if the court finds the subject corporation did not substantially comply with the requirements of NRS 92A.300 to 92A.500, inclusive; or

                                    (b) Against either the subject corporation
                           or a dissenter in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously or not in good faith with respect to the rights provided by NRS 92A.300 to 92A.500, inclusive.

                           3. If the court finds that the services of counsel
                  for any dissenter were of substantial benefit to other dissenters similarly situated, and that the fees for those services should not be assessed against the subject corporation, the court may award to those counsel reasonable fees to be paid out of the amounts awarded to the dissenters who were benefited.

                           4. In a proceeding commenced pursuant to NRS 92A.460,
                  the court may assess the costs against the subject corporation, except that the court may assess costs against all or some of the dissenters who are parties to the proceeding, in amounts the court finds equitable, to the extent the court finds that such parties did not act in good faith in instituting the proceeding.

                           5. This section does not preclude any party in a proceeding commenced pursuant to NRS 92A.460 or 92A.490 from applying the provisions of N.R.C.P. 68 or NRS 17.115.